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                GREENWICH STREET SERIES FUND SEMI-ANNUAL REPORT










                                               INTERMEDIATE HIGH GRADE PORTFOLIO

                                                          APPRECIATION PORTFOLIO

                                                          TOTAL RETURN PORTFOLIO




                                                                   JUNE 30, 2000
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DEAR INVESTOR:

We are pleased to provide you with the semi-annual report for Greenwich Street Series Fund - Intermediate High Grade, Appreciation and Total Return Portfolios ("Portfolio(s)") for the period ended June 30, 2000. This letter briefly discusses general economic and market conditions and the investment strategy of each Portfolio. The information provided represents the opinion of the manager and is not intended to be a forecast of future results. Further, there is no assurance that certain securities will remain in or out of the Portfolios.

In addition, a detailed comparison showing the growth of a hypothetical $10,000 invested in each Portfolio since inception can be found in this report. Past performance is not indicative of future results. We hope you find this report useful and informative.

The Performance of the Portfolios for the six months ended June 30, 2000(1):

-------------------------------------------------------------------
Intermediate High Grade Portfolio...........................   2.61%
Appreciation Portfolio......................................  (0.41)
Total Return Portfolio......................................   5.72
-------------------------------------------------------------------

MARKET AND ECONOMIC OVERVIEW

Stocks declined in the second quarter of 2000, leaving many of the major indexes down for the first half of the year as investors debated potential rate increases by the Federal Reserve Board ("Fed"). Volatility continued to be a major theme with both the Dow Jones Industrial Average ("DJIA")(2) and the Nasdaq Composite Index ("Nasdaq")(3) registering record one-day point losses. The breadth of the declines affected a wide range of stocks including many small- and large- capitalization company stocks, growth stocks and value stocks. (Growth stocks are shares of companies with historically strong and relatively predictable earnings growth rates. Value stocks are shares of companies that are believed to be undervalued but have positive longer-term business prospects.) Momentum investing and dot.com stocks were out of favor, replaced in many cases by a renewed interest in companies that many investors believed may provide real earnings and have strong financials.

Concerns about higher interest rates peaked in mid-May, when the Fed raised interest rates 50 basis points(4). The specter of rising rates was a catalyst for the weak performance of all of the major indexes for the six months ended June 30, 2000. The DJIA declined 8.44% during the reporting period. (The Old Economy represents more established, "blue-chip" companies.) The Standard & Poor's 500 Index ("S&P 500")(5) of large-company stocks fell 0.43%, while the Standard & Poor's MidCap 400 Index ("S&P MidCap 400")(6) of medium-size company stocks and the Russell 2000 Index(7) of small-company stocks advanced 8.97% and 3.04%, respectively, for the six months ended June 30, 2000.

For the sixth consecutive time in the last year, the Fed acted to raise interest rates in May to slow the U.S. economy, increasing the federal funds rate by 50 basis points to 6.5%. (The federal funds rate is the interest rate that banks with excess reserves at a Fed district bank charge other banks that need overnight loans. The fed funds rate, as it is called, often points to the direction of U.S. interest rates.) The increase of the target overnight interest rate marked its highest level in nine years and reflected Fed action intended to address risks of an economy with higher inflationary pressures.

In the bond market, both short- and long-term U.S. Treasury bonds recorded gains over the second quarter. Long-term U.S. Treasuries, while still the best-performing bond sector this year, had a lackluster quarter compared to short-term U.S. Treasuries. At the end of the second quarter, the U.S. yield curve remained inverted; that is to say, the 5.89% yield on the 30-

---------------
1 Please note that data represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The DJIA is a price-weighted average of 30 actively traded blue-chip stocks.
  An investor cannot invest directly in an index.

3 The Nasdaq is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. An investor cannot invest directly in an index.

4 A basis point is 0.01% or one one-hundredth of a percent.

5 The S&P 500 is a market capitalization measure of 500 widely held common stocks. An investor cannot invest directly in an index.

6 The S&P MidCap 400 is a market-value weighted index, consisting of 400 domestic stocks chosen for market size liquidating and industry group representation. An investor cannot invest directly in an index.

7 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An investor cannot invest directly in an index.
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year Treasury Bond was lower than the 6.17% yield on the 5-year Treasury note.
(The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.) Since the beginning of the year, 30-year bond yields have declined almost 60 basis points compared to the 17 basis point decline in the 5-year note yield.

Bonds have been affected not only by the year long six-move Fed tightening cycle, but also by the U.S. Treasury's scaling back on debt issuance and buying back old, high-interest bonds. This effort ended the 30-year bond's benchmark status and driven 10-year rates lower. Over the long term, the combination of successive interest rate hikes, a slowdown in the economy and less government debt issuance is expected to apply downward pressure on interest rates.

INTERMEDIATE HIGH GRADE PORTFOLIO(8)

The investment objective of the Intermediate High Grade Portfolio ("Portfolio") is to provide investors with as high a level of current income as is consistent with the protection of capital. Under normal market conditions, the Portfolio will invest at least 65% of its assets in high-quality, intermediate-term U.S. government securities and U.S. corporate bonds. For the six months ended June 30, 2000, the Portfolio posted a return of 2.61%. In comparison, the Lehman Brothers Government/Corporate Bond Index(9) and the Lehman Brothers Intermediate Government/Corporate Bond Index(10) returned 4.18% and 3.22%, respectively, for the same period.

During the first six months of 2000, the Fed continued to raise the federal funds rate. The fed funds rate, as it is called, often points to the direction of U.S. interest rates. This year it has been raised one hundred basis points(11) including a fifty basis point move on May 16, 2000. The Fed has raised interest rates by one hundred seventy five basis points since this tightening cycle started on June 30, 1999.

The big question now facing the bond markets is whether the tightening cycle is over. At the time of the fifty basis point move this past May, the bond markets had another one hundred basis points of tightening priced into the market by year-end. Recently, the bond markets have been unwinding their expectations for continued tightening due to slower than expected economic growth during the second quarter of 2000.

It appears the economy has slowed from the extremely fast pace of consumer spending and real Gross Domestic Product ("GDP")(12) growth that was experienced in the fourth quarter of 1999 and the first quarter of 2000. One sign of this slower growth has been the slowdown in new job creation. The average monthly increase in new job growth for the first quarter of 2000 was 266,000 ex-census workers while the average monthly increase in the second quarter was only 118,000 ex-census workers.(13)

The second quarters of 1998 and 1999 also experienced slower growth followed by a re-acceleration in the economy in the second half of the year. This year it may be different because the effect of a tightening monetary policy always happens with a lag. Therefore, the tighter Fed policy should start to impact the economy going forward. The first sectors to feel the effect of rising rates will be purchases of housing and automobiles. These sectors are showing tentative signs of slower or at least stabilized growth.

The signs of slower growth have had a sharp impact on interest rates with the yield on five-year treasury dropping seventy basis points in the last two months. Even corporate bonds are finally showing signs of life as investors reach for yield. Corporate spreads are an average of twenty basis points tighter over the last one and a half months after having steadily widened over the course the first four and a half months of the year. If this slowdown is for real, it may lead to a favorable environment for the bond markets for the rest of the summer.

---------------

8 Please note the Portfolio's holdings are subject to change and any discussion of the holdings is as of June 30, 2000. Please refer to pages 10 and 11 for a complete list and percentage breakdown of the Portfolio's holdings.

9 The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. An investor cannot invest directly in an index.

10 The Lehman Brothers intermediate Government/Corporate Bond Index is a combination of publicly issued U.S. government bonds and corporate bonds that mature in three to ten years. An investor cannot invest directly in an index.

11 A basis point is 0.01% or one one-hundredth of a percent.

12 GDP is the market value of the goods and services by labor and property in the United States.

13 Source: Bureau of Labor Statistics


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APPRECIATION PORTFOLIO(14)

For the six months ended June 30, 2000, the Appreciation Portfolio ("Portfolio") returned a negative 0.41%. In comparison, the S&P 500 posted a return of negative 0.43% for the same period. (Past performance is not indicative of future results.)

The Portfolio seeks long-term appreciation of shareholders' capital by investing primarily in equity securities of U.S. companies. The Portfolio typically invests in medium and large capitalization companies but may also invest in small capitalization companies. In selecting individual companies for the Portfolio, the manager looks for companies with strong or rapidly improving balance sheets, recognized industry leadership and effective management teams that exhibit a desire to earn consistent returns for shareholders.

According to the manager, if one looks just on the surface, not much happened in the stock market in the first half of 2000. The popular averages finished with only minor changes to the downside. But scratch the surface, or better yet, ask any former day trader to describe the period, and a far more fascinating and complex story becomes evident. During the first two months of the year, speculative activity in the stock market rivaled the greatest manias in history. After a blazing end to the last century, many technology stocks continued to tear ahead, accompanied by, what the manager believed, a sense of entitlement by people who were convinced that their time had come to get rich merely by speculating in "New Economy" stocks regardless of valuation or risk. (The New Economy represents those companies in the technology, telecommunications and Internet sectors.)

Meanwhile, the vast majority of sound companies not perceived to be part of that technology wave suffered from neglect, if not outright liquidation. With business conditions good, executives were at a loss to explain the poor performance of their stocks.

In fact, it was a flow-of-funds matter, as investors switched money out of conservative investments into more "aggressive" vehicles. Simply put, the rapid flow of money into the tech-laden NASDAQ(15) in search of fast, and ultimately unrealistic gains, sucked the life out of the rest of the stock market.

But by mid-March 2000, the Fed raised interest rates enough to bite, and with prices of many speculative stocks in the stratosphere, and market capitalizations (i.e., the number of shares multiplied by the stock price) at levels never seen before, there was not enough money to send stocks higher. Prices weakened a bit, and recovered to within the heights seen in mid-March, and then started slipping again. Like the aftermath of a wild party, people who had known nothing but good times, woke up feeling a bit queasy. Selling began slowly, but picked up steam as panic began to replace greed, and by mid-April, only a month after setting new highs, the NASDAQ declined 40%. By any historic standard that should be considered a crash. In comparison, the bear market of 1973-1974 took two years to decline roughly 40%.

According to the manager, the consequences for the overall market were dependent on whether money would then flow into the previously neglected industrial and financial stocks. For a brief moment in April, the picture appeared bright, as so-called "Old Economy" stocks rallied. But in June, NASDAQ began to recover, and most other stocks started slipping. On balance, then, the overall market lost a bit of ground in the first six months, but the internal rotation was intense and rapid, making it very difficult to achieve much progress. In fact, the rapid rotation made it relatively easy to lose money, as many stocks simply evaporated after momentum broke. There were some big declines in stocks with household names and widespread ownership.

The manager believes it is important to view the stock market with some historical perspective. After several years of significantly above-average gains, a flat or even declining market should not be viewed as a disaster. Earnings did not keep pace with gains in stock prices over the past few years. Therefore, a period during which earnings and dividends play catch-

---------------

14 Please note the Portfolio's holdings are subject to change and any discussion of the holdings is as of June 30, 2000. Please refer to pages 13 through 16 for a complete list and percentage breakdown of the Portfolio's holdings.

15 The NASDAQ is a computerized system that provides brokers and dealers with price quotations for securities traded over the counter as well as for many New York Stock Exchange listed securities.

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up would be a reasonable scenario to expect. That would be preferable to a general teeth-rattling decline that took the market to less excessive valuations.

Interestingly, for the first time in recent memory, the strong U.S. economy, coupled with investor neglect of so many stocks, has created what the manager thinks are many outstanding values, particularly in the industrial sector. The series of interest rate rises by the Fed has caused people to wonder if we will have to suffer a "hard landing," otherwise known as a steep recession.

In the opinion of the manager, it is more likely that the Fed has engineered a "soft landing" or slowdown, rather than sending the U.S. economy into a slump. It seems possible that if that outcome becomes more widely accepted, money could flow into some of the very inexpensive stocks that have become available. At any rate, those areas of neglect now seem to have a much more favorable risk-reward ratio than many of the overvalued stocks, which even having come down, still sell at price-to-earnings ("P/E") or price-to-revenue ratios(16) that are way too high for comfort.

Throughout the first six months of the year, the manager attempted to increase the Portfolio's holdings in what he viewed as good companies when their stocks were down and trim positions when he believed them to be particularly expensive. The manager did use the extreme weakness in Microsoft after the antitrust ruling to add to the Portfolio's position.

He also added to Berkshire Hathaway, which he felt extremely comfortable given the company's management, assets and liquidity, and Bell Atlantic, which has now merged with GTE to form a powerhouse telecommunications company, selling at an attractive discount. The manager also added materially to Minnesota Mining & Manufacturing, a chemical, electric and telecommunications conglomerate whose stock has fallen since year-end, but where fundamentals (such as P/E, and price-to-revenue) are better than ever. Their technology business is booming, yet investors have yet to notice. A significant new position was taken in Delphi Automotive, a spin-off from General Motors. Their in-car communications systems give some impetus to a company selling at about one-third the P/E ratio of the overall market. At the same time, the manager took profits in all of the General Motors, as its restructuring moves led to an increase in the stock's value.

There has been a wonderful spread of prosperity in this country, and with more and more people putting money into stocks, profit can no longer be viewed as a dirty word. But as stock markets have risen, many investors have become careless and taken on more and more risk. It is the goal of the manager to try and make sure his shareholders participate in this prosperity in a manner calculated to balance risk against potential returns.

TOTAL RETURN PORTFOLIO(17)

The Total Return Portfolio's ("Portfolio") investment objective is to provide investors with total return, consisting of long-term capital appreciation and income. In addition, the Portfolio may invest up to 35% of its assets in mid- and small-capitalization stocks. For the six months ended June 30, 2000, the Portfolio returned 5.72%. In comparison, the S&P 500 Index posted a total return of negative 0.43% for the same period. (Past performance is not indicative of future results.)

The Portfolio appreciated during the six-month period ended June 30, 2000 versus the S&P 500. The manager believes that these results may reflect some of the important changes taking place in the investment landscape. His investment style focuses on selecting leading business franchises during periods in which their share prices may be depressed for reasons thought to be temporary. It is always possible to find cheap stocks. Some represent "broken eggs," stocks that the manager believes to be cheap, but like the broken egg are likely to remain "grounded." Others may be like "rubber balls," companies that face near term business challenges but whose long-term prospects are likely to return them to investor favor.

The U.S. economy has been growing at much higher rates than thought possible because technology has improved productivity and held prices for many products down, mitigating the threat of inflation. However, when growth accelerates above 4% for GDP and labor markets reach unemployment levels of approximately 4%, it seems clear that some inflationary pressures may develop. The Fed, under Alan Greenspan, has been raising interest rates in an attempt to cool the U.S. economy. As a result, many investors have driven the prices of companies in economically and interest sensitive areas to

---------------

16 The P/E ratio is the price of a stock divided by its earnings per share.
   Price-to-revenue ratio is the price of stock divided by the amount the company earned, which generally denotes a gross figure.

17 Please note the Portfolio's holdings are subject to change and any discussion of the holdings is as of June 30, 2000. Please refer to pages 17 through 19 for a complete list and percentage breakdown of the Portfolio's holdings.

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valuation levels consistent with the prospect of a significant recession. In the early part of the year, many so-called "Old Economy" stocks reached price levels that were very attractive in our opinion. (The Old Economy represents more established, "blue-chip" companies.)

Conversely, the first part of this year saw the cresting of one of the great investment bubbles of the last 50 years. Almost anything identified with technology went to high valuations with speculation rampant in Internet and biotechnology shares. Investment banking firms were bringing technology- based companies public as fast as they could get them out the door. At least in some segments, Wall Street has created an excess supply of intellectual property companies which could affect future product and service pricing and, in some cases, viability of the enterprises. There may not be enough room in the economy to accommodate all of the growth business plans that have now been financed by the public market.

The Portfolio reacted to the unusually wide valuations between New Economy and Old Economy stocks by engaging in a "phased sale" of the former with the proceeds used to invest in Old economy and other businesses that seemed to be attractively priced. In the January through March period, technology was taken from a weight of about 0.8X the S&P 500 weight to about 0.5X. Proceeds from these sales were used to purchase companies in basic materials, healthcare, and financial services primarily because values in these areas were compelling and their risk and reward characteristics were outstanding.

The technology stocks were sold at prices that were near their highs for the year and reinvested in companies whose share prices were near their lows. In recent months, the new purchases, on balance, have performed well and the manager's smaller weighting in technology has served him well given the substantial correction that has occurred in this area of the market. Technology helped the Portfolio's performance in the first few months of the year and the manager's increased asset allocation to basic materials, healthcare, and financial services, on balance, helped its performance in March through June.

According to the manager, who has read "Popular Delusions & The Madness of Crowds" which chronicled, among other things, the passion for tulips in Holland several centuries ago, it appeared that a modern version was happening as technology stocks (tulips) and day trading became ever more popular in 1999 and early 2000. The intensity of the speculative fever made it virtually impossible for other many companies to get an "investment hearing" for their shares. Periods of valuation extremes are ones of opportunity.

In the technology sector, the manager used the investment frenzy earlier in the year to reduce positions in Adobe Systems (provider of graphic design, publishing and image software), Texas Instruments (developer, manufacturer and seller of a variety of products primarily for industrial and consumer markets) and Motorola (global leader in providing integrated communications solutions). He continues to believe that these companies have bright futures but their share prices reached levels that suggested it would be prudent to realize some profits in the first quarter of the year. In a technology-related area, he also reduced his position in Enron, which benefited from marketing increasingly scarce energy and communications spectrum (broadband) resources. Even after significant sales, Enron remains one of the Portfolio's largest positions.

In financial services, the manager did extensive selling of his real estate investment trust ("REIT")(18) holdings and used these funds and those generated elsewhere, to add to or initiate positions in companies he believed had better upside potential. REITs have performed well this year and the manager regarded the group as having good upside and limited downside. However, we believed that MGIC Investment (a holding company, through its subsidiaries, provider of mortgage insurance coverage), Countrywide Credit (engaged primarily in the mortgage banking business), MBIA (provides financial guarantees for municipal bonds, asset-backed & mortgage-backed securities, corporate debt & debt of selected financial institutions), and CIT Group (diversified finance company) had substantially more upside compared to the REITs that were sold.

Since March of this year, MGIC, Countrywide Credit MBIA and CIT Group have appreciated 40% since the manager's purchases. Among his original REIT holdings, Spieker Partners (specializes in the acquisition, development, management and leasing of office and industrial properties) was the only one he retained and its shares have appreciated approximately

---------------

18 REIT is company, usually traded publicly, that manages a portfolio of real estate to earn profits for shareholders.

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25% since March as well. Financial services account for 24% of assets with Bank of New York (which offers securities and cash processing, trust, investment management, private & corporate banking and other services) Spieker Partners, and MGIC Investment being the manager's largest holdings in this area of the market.

Healthcare now makes up about 19% of the Portfolio. Late in 1999, the manager took major positions in McKesson (health care supply management company), United Healthcare (provides comprehensive management and consulting services to managed care organizations), Amerisource Health (wholesale distributor of pharmaceutical products and related healthcare services), Health Management Associates (furnishes property information management, data processing and software services to healthcare providers) and Foundation Health Systems (managed health care organization which administers the delivery of managed healthcare). These stocks have been excellent performers this year.

To these positions, the manager added Bristol-Myers & Squibb (worldwide health and personal care company), Johnson & Johnson (engaged in the manufacture and sale of broad range of products in the healthcare field), and a biotechnology company, Enzo Biochem, earlier this year when their share prices were depressed.

In basic materials, he added Georgia Pacific (manufacturer and distributor of building products as well as producer of pulp and paper products), Dow Chemical (global science and technology based company that develops and manufacturers a portfolio of chemicals, plastics and agricultural products), Weyerhaeuser (engaged in the growing and harvesting of timber and the manufacture, distribution and sale of forest products) and Mead (manufactures and sells paper, pulp, paperboard, lumber and other wood products). It is the manager's belief that pricing power may return to many companies in basic materials because there has been very little new capacity added in recent years. As the world economy grows, it seems likely that prices and earning power will rise significantly for many of these companies in the period ahead. In other words, the manager sees earnings growth, over the next two to three years, being far greater than that for the S&P 500. (Of course, no guarantees can be made that his expectations will be met.)

Other leading franchises available at depressed prices that were added to the Portfolio in the last six months include Anadarko Petroleum (engaged in the exploration, development and production of natural gas, crude oil and natural gas liquids), Costco Wholesale (operates a chain of membership warehouses), Cable & Wireless (international provider of telecommunications and multimedia communication services), Carnival (world's largest multiple-night cruise company), and Mattel (designs, manufactures and markets a broad variety of family products).

The manager believes the stock market is in the early stages of broadening out. This would compare with recent years in which only a handful of stocks have driven the market averages higher. It is probable that market returns, in the future, may be less than those experienced during the last 10 years. The last decade and the 1948 to 1957 period represent the high water mark for 10-year returns since 1925. The S&P 500 P/E ratio doubled in the last five years with the largest 25 to 30 companies contributing disproportionately to this trend.

The manager thinks that a further doubling of the S&P 500 P/E ratio is unlikely in the next five years. In fact, the manager believes many of the largest companies within the S&P 500 may actually see their P/E ratios decline in the next few years. Companies farther down the list may not be subject to this "loss of P/E altitude." Therefore the "not so nifty 450" within the S&P 500 may be a very interesting place to invest should the market broaden as we expect. (Of course, no assurance can be made that this will occur.)

The manager also believes that small and mid-cap stocks may do better than the S&P 500 in the next few years. Many of these companies are growing at above average rates and many are buying back their shares in record amounts. Finally, it is probable that there will be tremendous merger and acquisition activity centered on the small and mid-cap universe of stocks. The Total Return Portfolio can and does include small and mid-cap companies in its portfolio.

Unfortunately, inflation is not dead and there will be shortages and price increases for many things now taken for granted. Electricity prices are on the rise because our computer and Internet world consumes power in increasing amounts. Starting five years ago, most utilities were being told that building new power plants destroyed shareholder wealth and the message stuck which means we may be facing a power crisis in the next few years. Similar comments could be made with regard to

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paper, natural gas, motor gasoline, landfills and many other things, which are important to our daily life. Having a few natural resources in the portfolio should enhance returns in the coming years.

The investment landscape is changing and the "rear view mirror" for the stock market may not be too helpful. Having been in the investment business 31 years, the manager has seen similar transitions before. He believes that the Portfolio may be positioned to provide competitive absolute and relative returns in the coming years.

Thank you for your investment in the Greenwich Street Series Fund. We look forward to helping you pursue your financial needs in the new century.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

July 25, 2000

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PERFORMANCE COMPARISON -- INTERMEDIATE HIGH GRADE PORTFOLIO AS OF 6/30/00
(UNAUDITED)

----------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS
           ----------------------------
     Six Months Ended 6/30/00                 2.61%+
     Year Ended 6/30/00                       1.36%
     Five Years Ended 6/30/00                 4.49%
     10/16/91* through 6/30/00                5.16%

              CUMULATIVE TOTAL RETURN
              -----------------------
     10/16/91* through 6/30/00               55.04%

    + Total return is not annualized, as it may not be representative of the total return for the year.

    * Commencement of operations
----------------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Intermediate High Grade Portfolio on October 16, 1991 (commencement of operations) through June 30, 2000 with that of a similar investment in the Lehman Brothers Government/Corporate Bond Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Lehman Brothers Government/Corporate Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years, and the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.

                                  [INTERMEDIATE HIGH GRADE PORTFOLIO LINE GRAPH]

                                                                                                         LEHMAN BROTHERS
                                                             INTERMEDIATE HIGH GRADE PORTFOLIO   GOVERNMENT/CORPORATE BOND INDEX
                                                             ---------------------------------   -------------------------------
10/16/91                                                                   10,000                            10,000
12/91                                                                      10,240                            10,440
12/92                                                                      10,781                            11,231
12/93                                                                      11,643                            12,470
12/94                                                                      11,287                            12,032
12/95                                                                      13,292                            14,348
12/96                                                                      13,518                            14,764
12/97                                                                      14,690                            15,772
12/98                                                                      15,687                            16,575
12/99                                                                      15,109                            16,218
6/30/00                                                                    15,504                            16,896

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THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF
FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

PERFORMANCE COMPARISON -- APPRECIATION PORTFOLIO AS OF 6/30/00 (UNAUDITED)

-----------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------
     Six Months Ended 6/30/00                (0.41)%+
     Year Ended 6/30/00                       2.75%
     Five Years Ended 6/30/00                17.44%
     10/16/91* through 6/30/00               13.81%
              CUMULATIVE TOTAL RETURN
-----------------------------------------------------
     10/16/91* through 6/30/00              208.70%

    + Total return is not annualized, as it may not be representative of the total return for the year.

    * Commencement of operations
-----------------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Appreciation Portfolio on October 16, 1991 (commencement of operations) through June 30, 2000 with that of a similar investment in the Standard & Poor's 500 Stock Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Standard & Poor's 500 Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                             [APPRECIATION PORTFOLIO LINE GRAPH]

                                                                  APPRECIATION PORTFOLIO    STANDARD & POOR'S 500 STOCK INDEX
                                                                  ----------------------    ---------------------------------
10/16/91                                                                  10,000                         10,000
12/91                                                                     10,490                         10,838
12/92                                                                     11,133                         11,668
12/93                                                                     11,926                         12,844
12/94                                                                     11,792                         13,012
12/95                                                                     15,193                         17,898
12/96                                                                     18,197                         22,005
12/97                                                                     22,999                         29,345
12/98                                                                     27,402                         37,738
12/99                                                                     30,998                         45,675
6/30/00                                                                   30,870                         45,479

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

PERFORMANCE COMPARISON -- TOTAL RETURN PORTFOLIO AS OF 6/30/00 (UNAUDITED)

---------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------
     Six Months Ended 6/30/00                5.72%+
     Year Ended 6/30/00                      9.87%
     Five Years Ended 6/30/00               16.22%
     12/3/93* through 6/30/00               16.58%

             CUMULATIVE TOTAL RETURN
---------------------------------------------------
     12/3/93* through 6/30/00              174.27%

    + Total return is not annualized, as it may not be representative of the total return for the year.

    * Commencement of operations
-------------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Total Return Portfolio on December 3, 1993 (commencement of operations) through June 30, 2000 with that of a similar investment in the Standard & Poor's 500 Stock Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Standard & Poor's 500 Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                             [TOTAL RETURN PORTFOLIO LINE GRAPH]

                                                                 TOTAL RETURN PORTFOLIO    STANDARD & POOR'S 500 STOCK INDEX
                                                                 ----------------------    ---------------------------------
12/3/93                                                                   10,000                         10,000
12/93                                                                     10,300                         10,121
12/94                                                                     11,062                         10,253
12/95                                                                     13,832                         14,103
12/96                                                                     17,335                         17,340
12/97                                                                     20,255                         21,109
12/98                                                                     21,260                         27,146
12/99                                                                     25,943                         32,855
6/30/00                                                                   27,427                         32,714

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2000

                       INTERMEDIATE HIGH GRADE PORTFOLIO

        FACE
       AMOUNT                                                 SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 36.7%
                                    U.S. Treasury Notes:
     $        250,000                 6.250% due 4/30/01........................................  $  249,530
              400,000                 6.625% due 3/31/02........................................     400,872
            1,750,000                 6.250% due 2/15/03........................................   1,745,065
              200,000                 6.500% due 10/15/06.......................................     202,104
------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                    (Cost -- $2,648,713)........................................   2,597,571
------------------------------------------------------------------------------------------------------------
        FACE
       AMOUNT            RATING(a)                             SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 26.1%
AEROSPACE AND DEFENSE -- 1.4%
              100,000     AA-       Rockwell International, Notes, 6.750% due 9/15/02...........      99,625
------------------------------------------------------------------------------------------------------------
BANKS/SAVINGS AND LOANS -- 7.3%
              300,000     AAA       Bayerische Landesbank, N.Y., Sub. Notes, 5.875% due
                                      12/1/08...................................................     267,375
              250,000     AA-       Morgan Guaranty Trust Co., Sub. Notes, 7.375% due 2/1/02....     249,688
------------------------------------------------------------------------------------------------------------
                                                                                                     517,063
------------------------------------------------------------------------------------------------------------
COSMETICS AND TOILETRIES -- 3.5%
              250,000     AA        Kimberly-Clark Corp., Debentures, 7.875% due 2/1/23.........     244,062
------------------------------------------------------------------------------------------------------------
FINANCE COMPANIES/CONSUMER CREDIT -- 11.0%
              250,000     A         Ford Motor Credit Co., Notes, 7.500% due 3/15/05............     248,750
              275,000     AAA       Freddie Mac, Debentures, 5.000% due 1/15/04.................     257,655
              250,000     AA        Pitney Bowes Credit Corp., Debentures, 8.550% due 9/15/09...     268,750
------------------------------------------------------------------------------------------------------------
                                                                                                     775,155
------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT -- 1.5%
              100,000     AAA       Quebec Province, Notes, 8.625% due 1/19/05..................     104,875
------------------------------------------------------------------------------------------------------------
SOVEREIGN DEBT -- 1.4%
              100,000     AA+       Republic of Ireland, Notes, 7.125% due 7/15/02..............     100,000
------------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS AND NOTES (Cost -- $1,947,637)........   1,840,780
------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 31.8%
                                    Federal National Mortgage Association (FNMA):
            1,000,000                 5.250% due 1/15/09........................................     877,540
              440,525                 7.000% due 1/1/13.........................................     432,124
              190,024                 7.000% due 2/1/13.........................................     186,400
              799,055                 6.000% due 6/1/13.........................................     755,850
------------------------------------------------------------------------------------------------------------
                                    TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $2,355,962).......   2,251,914
------------------------------------------------------------------------------------------------------------
                                    SUB-TOTAL INVESTMENTS (Cost -- $6,952,312)..................   6,690,265
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                       INTERMEDIATE HIGH GRADE PORTFOLIO

        FACE
       AMOUNT                                                 SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.4%
     $  382,000                       Goldman, Sachs & Co., 6.450% due 7/3/00; Proceeds at
                                        maturity -- $382,205; (Fully collateralized by U.S.
                                        Treasury Bills, Notes and Bonds, 0.000% to 12.000% due
                                        8/15/00 to 11/15/28; Market value -- $389,640)
                                        (Cost -- $382,000)......................................  $  382,000
------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS -- 100% (Cost -- $7,334,312*).............  $7,072,265
------------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 12 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA          --   Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's. Capacity to pay interest and repay
                  principal is extremely strong.
AA           --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A            --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                  economic conditions than bonds in higher rated categories.
BB, B,       --   Bonds rated BB, B, CCC and C are regarded, on balance, as
CCC,              predominantly speculative with respect to the issuer's
CC and C          capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest
                  degree of speculation and C the highest degree of
                  speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by
                  large uncertainties or major risk exposures to adverse
                  conditions.

NR           --   Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 86.1%
BASIC MATERIALS -- 5.7%
    115,000  Alcoa Inc. .................................................  $  3,335,000
    124,600  Barrick Gold Corp. .........................................     2,266,163
    206,900  The Dow Chemical Co. .......................................     6,245,794
     58,400  E.I. du Pont de Nemours and Co. ............................     2,555,000
     56,900  Florida East Coast Industries, Inc. ........................     2,276,000
     55,900  Forest City Enterprises, Inc., Class A Shares...............     1,865,663
     79,700  Great Lakes Chemical Corp. .................................     2,510,550
     91,900  International Paper Co. ....................................     2,739,769
    112,900  Placer Dome Inc. ...........................................     1,079,606
    111,400  PPG Industries, Inc. .......................................     4,936,413
    135,000  Solutia Inc. ...............................................     1,856,250
    113,800  The St. Joe Co. ............................................     3,414,000
---------------------------------------------------------------------------------------
                                                                             35,080,208
---------------------------------------------------------------------------------------
BROADCASTING -- 7.9%
     80,000  Cablevision Systems Corp.*..................................     5,430,000
     68,900  Dow Jones & Company, Inc. ..................................     5,046,925
    137,200  Meredith Corp. .............................................     4,630,500
     76,500  SBS Broadcasting SA*........................................     4,169,250
     68,700  Time Warner Inc. ...........................................     5,221,200
    200,300  USA Networks, Inc.*.........................................     4,331,487
    171,557  Viacom Inc., Class B Shares*................................    11,698,043
    195,100  The Walt Disney Co. ........................................     7,572,319
---------------------------------------------------------------------------------------
                                                                             48,099,724
---------------------------------------------------------------------------------------
CAPITAL GOODS -- 2.3%
    125,700  Emerson Electric Co. .......................................     7,589,138
     57,400  Honeywell International Inc. ...............................     1,933,662
     39,400  Johnson Controls, Inc. .....................................     2,021,713
    135,500  Waste Management, Inc. .....................................     2,574,500
---------------------------------------------------------------------------------------
                                                                             14,119,013
---------------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.2%
    282,353  Delphi Automotive Systems Corp. ............................     4,111,765
     79,000  Ford Motor Co. .............................................     3,397,000
     10,344  Visteon Corp.*..............................................       125,417
---------------------------------------------------------------------------------------
                                                                              7,634,182
---------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 3.9%
    172,400  The Gillette Co. ...........................................     6,023,225
     22,600  H.J. Heinz Co. .............................................       988,750
    160,900  Kimberly-Clark Corp. .......................................     9,231,638
     22,200  The Procter & Gamble Co. ...................................     1,270,950
     55,000  Ralston-Ralston Purina Group................................     1,096,562
     62,100  Wm. Wrigley Jr. Co. ........................................     4,979,644
---------------------------------------------------------------------------------------
                                                                             23,590,769
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
CONSUMER SERVICES -- 8.1%
     40,000  Costco Wholesale Corp. .....................................  $  1,320,000
     34,500  CVS Corp. ..................................................     1,380,000
    145,000  Dal-Tile International Inc.*................................     1,196,250
    165,000  First Data Corp. ...........................................     8,188,125
     77,200  Gannett Co., Inc. ..........................................     4,617,525
    137,150  The Home Depot, Inc. .......................................     6,848,928
    113,200  Masco Corp. ................................................     2,044,675
    227,900  McDonald's Corp. ...........................................     7,506,456
    161,700  PepsiCo, Inc. ..............................................     7,185,544
     48,600  United Parcel Service, Inc., Class B Shares.................     2,867,400
    108,700  Wal-Mart Stores, Inc. ......................................     6,263,838
---------------------------------------------------------------------------------------
                                                                             49,418,741
---------------------------------------------------------------------------------------
DIVERSIFIED CONGLOMERATE -- 10.5%
        466  Berkshire Hathaway Inc., Class A Shares*....................    25,070,800
    169,000  Canadian Pacific Ltd. ......................................     4,425,687
    308,600  General Electric Co. .......................................    16,355,800
    137,900  Minnesota Mining and Manufacturing Co. .....................    11,376,750
    148,800  Tyco International Ltd. ....................................     7,049,400
---------------------------------------------------------------------------------------
                                                                             64,278,437
---------------------------------------------------------------------------------------
ENERGY -- 7.7%
     69,000  Allegheny Energy, Inc. .....................................     1,888,875
     51,500  American Power Conversion Corp.*............................     2,101,844
     67,800  BP Amoco PLC................................................     3,834,939
     25,500  CH Energy Group, Inc. ......................................       865,406
    174,800  Conoco Inc., Class A Shares.................................     3,845,600
     45,500  Duke Energy Corp. ..........................................     2,565,062
    183,809  Exxon Mobil Corp. ..........................................    14,429,006
     46,000  NRG Energy, Inc.*...........................................       839,500
     93,600  Royal Dutch Petroleum Co. ..................................     5,762,250
     74,500  Schlumberger Ltd. ..........................................     5,559,563
     67,700  TXU Corp. ..................................................     1,997,150
     81,000  The Williams Companies, Inc. ...............................     3,376,688
---------------------------------------------------------------------------------------
                                                                             47,065,883
---------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 8.9%
    102,900  The Allstate Corp. .........................................     2,289,525
     97,250  American International Group, Inc. .........................    11,426,875
    138,000  Bank One Corp. .............................................     3,665,625
     68,300  The Chubb Corp. ............................................     4,200,450
     15,000  EChapman.com, Inc.*.........................................       106,875
    102,900  Fannie Mae..................................................     5,370,094
     21,600  First Virginia Banks, Inc. .................................       751,950
     94,000  Horace Mann Educators Corp. ................................     1,410,000
    161,400  Household International, Inc. ..............................     6,708,188
     92,100  Merrill Lynch & Co., Inc. ..................................    10,591,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 8.9% (CONTINUED)
    114,000  Washington Mutual, Inc. ....................................  $  3,291,750
    114,400  Wells Fargo & Co. ..........................................     4,433,000
---------------------------------------------------------------------------------------
                                                                             54,245,832
---------------------------------------------------------------------------------------
HEALTH CARE -- 10.4%
      5,000  Abgenix, Inc.*..............................................       599,297
     51,700  ALZA Corp.*.................................................     3,056,762
     76,200  American Home Products Corp. ...............................     4,476,750
     68,300  Amgen Inc.*.................................................     4,798,075
    108,500  Bristol-Myers Squibb Co. ...................................     6,320,125
      5,500  Celera Genomics*............................................       514,250
     80,000  Chiron Corp.*...............................................     3,800,000
     63,300  Eli Lilly and Co. ..........................................     6,322,087
     57,300  Johnson & Johnson...........................................     5,837,437
     16,500  Medical Manager Corp.*......................................       562,031
     79,400  Merck & Co., Inc. ..........................................     6,084,025
    398,925  Pfizer Inc. ................................................    19,148,400
     45,200  Pharmacia Corp. ............................................     2,336,275
---------------------------------------------------------------------------------------
                                                                             63,855,514
---------------------------------------------------------------------------------------
TECHNOLOGY -- 16.3%
     37,462  Agilent Technologies, Inc.*.................................     2,762,823
     34,100  Amazon.com, Inc.*...........................................     1,238,256
    148,000  America Online, Inc.*.......................................     7,807,000
    172,500  Cisco Systems, Inc.*........................................    10,964,531
        775  Exfo Electro-Optical Engineering Inc.*......................        34,003
     11,000  Gemstar International Group Ltd.*...........................       675,984
     11,700  Hewlett-Packard Co. ........................................     1,461,037
    109,200  Intel Corp. ................................................    14,598,675
     51,400  International Business Machines Corp. ......................     5,631,513
    160,900  Lucent Technologies Inc. ...................................     9,533,325
     37,400  Metromedia Fiber Network, Inc.*.............................     1,484,312
     84,700  Mettler-Toledo International Inc.*..........................     3,388,000
    241,400  Microsoft Corp.*............................................    19,312,000
    195,200  Motorola, Inc. .............................................     5,673,000
     77,300  Pall Corp. .................................................     1,430,050
      2,200  QUALCOMM Inc.*..............................................       132,000
     45,675  Safeguard Scientifics, Inc.*................................     1,464,455
     39,500  Solectron Corp.*............................................     1,654,062
     18,000  Tanning Technology Corp.*...................................       346,500
    114,600  Texas Instruments Inc. .....................................     7,871,588
     29,000  Xilinx, Inc.*...............................................     2,394,313
---------------------------------------------------------------------------------------
                                                                             99,857,427
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.2%
     45,200  AT&T Corp. .................................................  $  1,429,450
     79,700  Bell Atlantic Corp.+ .......................................     4,049,756
    113,800  GTE Corp.+ .................................................     7,084,050
    160,076  SBC Communications Inc. ....................................     6,923,287
---------------------------------------------------------------------------------------
                                                                             19,486,543
---------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $427,038,190)...................   526,732,273
---------------------------------------------------------------------------------------
        FACE
       AMOUNT                          SECURITY                               VALUE
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 13.9%
$85,054,000  Goldman, Sachs & Co., 6.450% due 7/3/00; Proceeds at
             maturity -- $85,099,717;   (Fully collateralized by U.S.
             Treasury Bills, Notes and Bonds, 0.000% to 12.000% due
             8/15/00 to 11/15/28; Market value -- $86,755,147)
             (Cost -- $85,054,000).......................................    85,054,000
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $512,092,190**)..........  $611,786,273
---------------------------------------------------------------------------------------

 * Non-income producing security.
 + On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             TOTAL RETURN PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCK -- 97.8%
BASIC MATERIALS -- 15.1%
        324,000         Alcoa Inc. .................................................  $  9,396,000
        600,000         Archer-Daniels-Midland Co. .................................     5,887,500
        245,000         Asia Pulp & Paper Co. Ltd.*+................................     1,240,313
        375,000         Brush Engineered Materials Inc. ............................     5,859,375
        300,000         Cameco Corp.+...............................................     3,675,000
        175,500         The Dow Chemical Co.+.......................................     5,297,906
        225,000         Georgia-Pacific Group.......................................     5,906,250
        753,900         Kaiser Aluminum Corp.*......................................     3,015,600
         63,000         The Mead Corp. .............................................     1,590,750
        175,100         Oregon Steel Mills, Inc. ...................................       339,256
        180,000         RTI International Metals, Inc.*.............................     2,047,500
         49,500         USX-U. S. Steel Group.......................................       918,844
         40,500         Weyerhaeuser Co. ...........................................     1,741,500
        135,000         Wolverine Tube, Inc.*.......................................     2,295,000
--------------------------------------------------------------------------------------------------
                                                                                        49,210,794
--------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 1.3%
        150,000         Crown Cork & Seal Co., Inc. ................................     2,250,000
         50,000         Deere & Co. ................................................     1,850,000
--------------------------------------------------------------------------------------------------
                                                                                         4,100,000
--------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES -- 6.1%
        165,000         AT&T Corp. .................................................     5,218,125
         75,000         GTE Corp.++ ................................................     4,668,750
        136,750         Rostelecom+.................................................     1,863,219
         95,000         US WEST, Inc. ..............................................     8,146,250
--------------------------------------------------------------------------------------------------
                                                                                        19,896,344
--------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 1.7%
        150,000         Mattel, Inc. ...............................................     1,978,125
        250,000         Toys "R" Us, Inc.*..........................................     3,640,625
--------------------------------------------------------------------------------------------------
                                                                                         5,618,750
--------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 5.6%
         30,000         Costco Wholesale Corp.*.....................................       990,000
        160,500         Fleming Cos., Inc. .........................................     2,096,531
        225,000         Fox Entertainment Group, Inc.*..............................     6,834,375
        190,000         PepsiCo, Inc. ..............................................     8,443,125
--------------------------------------------------------------------------------------------------
                                                                                        18,364,031
--------------------------------------------------------------------------------------------------
ENERGY -- 12.7%
         65,000         Anadarko Petroleum Corp.+...................................     3,205,312
         55,000         Baker Hughes Inc. ..........................................     1,760,000
        100,000         Chevron Corp. ..............................................     8,481,250
        200,000         Enron Corp. ................................................    12,900,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             TOTAL RETURN PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
ENERGY -- 12.7% (CONTINUED)
        150,000         Halliburton Co. ............................................  $  7,078,125
        340,000         R&B Falcon Corp.*+..........................................     8,011,250
--------------------------------------------------------------------------------------------------
                                                                                        41,435,937
--------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 19.7%
        190,000         The Allstate Corp. .........................................     4,227,500
         60,000         Ambac Financial Group, Inc. ................................     3,288,750
        155,000         American Express Co. .......................................     8,079,375
         45,000         Bank of America Corp. ......................................     1,935,000
        235,000         The Bank of New York Co., Inc. .............................    10,927,500
         82,500         The Chase Manhattan Corp. ..................................     3,800,156
        210,000         The CIT Group, Inc. ........................................     3,412,500
        235,000         Countrywide Credit Industries, Inc. ........................     7,123,437
        105,000         MBIA, Inc.+.................................................     5,059,687
        215,000         Mellon Financial Corp. .....................................     7,834,063
        190,000         MGIC Investment Corp. ......................................     8,645,000
--------------------------------------------------------------------------------------------------
                                                                                        64,332,968
--------------------------------------------------------------------------------------------------
HEALTH CARE -- 18.6%
        269,400         AmeriSource Health Corp.*...................................     8,351,400
         80,000         Aphton Corp.*...............................................     2,060,000
        100,000         Bristol-Myers Squibb Co. ...................................     5,825,000
         16,100         Enzo Biochem, Inc.*+........................................     1,110,900
        500,000         Foundation Health Systems, Inc.*............................     6,500,000
        515,000         Health Management Associates, Inc.*.........................     6,727,188
         25,000         Johnson & Johnson...........................................     2,546,875
        600,000         McKesson HBOC, Inc. ........................................    12,562,500
        175,000         UnitedHealth Group Inc.+....................................    15,006,250
--------------------------------------------------------------------------------------------------
                                                                                        60,690,113
--------------------------------------------------------------------------------------------------
REAL ESTATE -- 3.8%
        145,000         Carnival Corp. .............................................     2,827,500
        210,000         Spieker Properties, Inc. ...................................     9,660,000
--------------------------------------------------------------------------------------------------
                                                                                        12,487,500
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 13.2%
        135,000         Adobe Systems Inc. .........................................    17,550,000
        100,000         IKOS Systems, Inc.*.........................................     1,081,250
        335,000         Inprise Corp.*..............................................     2,051,875
        270,000         Motorola, Inc.+.............................................     7,846,875
         80,000         Raytheon Co., Class B Shares................................     1,540,000
        180,000         Texas Instruments Inc.+.....................................    12,363,750
         25,000         Xerox Corp. ................................................       518,750
--------------------------------------------------------------------------------------------------
                                                                                        42,952,500
--------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK (Cost -- $236,814,878)...................   319,088,937
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             TOTAL RETURN PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.2%
         34,700         Kmart Financing Corp., Exchangeable 7.750%..................  $  1,264,381
        180,000         Merrill Lynch Corp., Exchangeable 6.250%....................     2,733,750
--------------------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK (Cost -- $5,489,211)..................     3,998,131
--------------------------------------------------------------------------------------------------
FOREIGN STOCK -- 0.5%
        100,000         Cable & Wireless PLC (Cost -- $1,619,741)...................     1,698,585
--------------------------------------------------------------------------------------------------
PURCHASED PUT OPTIONS -- 0.2%
                        Adobe Systems Inc.:
         12,000         Put @ 105, Expire 7/22/00...................................        10,500
        123,000         Put @ 110, Expire 7/22/00...................................       199,875
         12,200         S&P 500 Index, Put @ 140, Expire 12/14/00...................       555,100
--------------------------------------------------------------------------------------------------
                        TOTAL PURCHASED PUT OPTIONS (Cost -- $1,632,566)............       765,475
--------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS (Cost -- $245,556,396)................   325,551,128
--------------------------------------------------------------------------------------------------
     FACE
    AMOUNT                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.3%
     $1,071,000         Goldman, Sachs & Co., 6.450% due 7/3/00; Proceeds at
                          maturity -- $1,071,576; (Fully collateralized by U.S.
                          Treasury Bills, Notes and Bonds, 0.000% to 12.000% due
                          1/4/01 to 11/15/28; Market value -- $1,092,420)
                          (Cost -- $1,071,000)......................................     1,071,000
--------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $246,627,396**)..........  $326,622,128
--------------------------------------------------------------------------------------------------

 *  Non-income producing security.
 +  All or a portion of this security is on loan (See Note 12).
 ++ On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
**  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 2000

                                                              INTERMEDIATE                     TOTAL
                                                               HIGH GRADE    APPRECIATION      RETURN
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................   $6,952,312    $427,038,190   $245,556,396
  Repurchase agreements, at cost............................      382,000      85,054,000      1,071,000
--------------------------------------------------------------------------------------------------------
  Investments, at value.....................................   $6,690,265    $526,732,273   $325,551,128
  Repurchase agreements, at value...........................      382,000      85,054,000      1,071,000
  Cash......................................................          749              77            946
  Collateral for securities on loan (Note 12)...............           --              --     37,403,756
  Dividends and interest receivable.........................      131,829         516,114        592,968
--------------------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................    7,204,843     612,302,464    364,619,798
--------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable..........................       10,993         277,793        144,753
  Administration fees payable...............................        5,308         100,974         55,118
  Payable for securities purchased..........................           --          20,150             --
  Payable for securities on loan (Note 12)..................           --              --     37,403,756
  Payable for options written (Premiums
     received -- $946,517) (Note 6).........................           --              --        496,125
  Accrued expenses..........................................       22,005          79,776         47,290
--------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................       38,306         478,693     38,147,042
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................   $7,166,537    $611,823,771   $326,472,756
--------------------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest................   $      787    $     26,822   $     16,498
  Capital paid in excess of par value.......................    7,970,118     510,812,504    234,905,199
  Undistributed net investment income.......................      211,952       3,419,156      3,010,622
  Accumulated net realized gain (loss) from security
     transactions, futures contracts and options............     (754,273)     (2,128,794)     8,095,313
  Net unrealized appreciation (depreciation) of investments
     and options............................................     (262,047)     99,694,083     80,445,124
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................   $7,166,537    $611,823,771   $326,472,756
--------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................      787,497      26,821,865     16,498,244
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..................................        $9.10          $22.81         $19.79
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 2000

                                                               INTERMEDIATE                       TOTAL
                                                                HIGH GRADE     APPRECIATION      RETURN
                                                                PORTFOLIO       PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest.................................................     $ 264,775      $  2,670,425    $    89,811
  Dividends................................................            --         3,015,457      3,012,107
  Less: Foreign withholding tax............................            --           (28,559)       (15,720)
----------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME..................................       264,775         5,657,323      3,086,198
----------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)........................        15,699         1,568,178        899,547
  Audit and legal..........................................         8,377            19,121         11,236
  Administration fees (Note 3).............................         7,850           570,246        327,108
  Pricing service fees.....................................         6,318                --             --
  Shareholder and system servicing fees....................         6,234             7,740          6,778
  Shareholder communications...............................         2,244            33,341         18,007
  Trustees' fees...........................................         1,396             8,290          6,540
  Custody..................................................           777            12,444          6,376
  Other....................................................         2,311            15,721          6,664
----------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES...........................................        51,206         2,235,081      1,282,256
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME......................................       213,569         3,422,242      1,803,942
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND OPTIONS (NOTES 4, 5 AND 6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities).........................................      (119,895)         (448,107)     7,302,427
     Futures contracts.....................................            --           575,245             --
     Options written.......................................            --                --        793,189
----------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS).................................      (119,895)          127,138      8,095,616
----------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments and Options:
     Beginning of period...................................      (355,964)      103,656,257     72,235,531
     End of period.........................................      (262,047)       99,694,083     80,445,124
----------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION).....        93,917        (3,962,174)     8,209,593
----------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  OPTIONS..................................................       (25,978)       (3,835,036)    16,305,209
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..........     $ 187,591      $   (412,794)   $18,109,151
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)                FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                                              INTERMEDIATE                     TOTAL
                                                               HIGH GRADE    APPRECIATION      RETURN
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   213,569    $  3,422,242   $  1,803,942
  Net realized gain (loss)..................................     (119,895)        127,138      8,095,616
  Changes in net unrealized appreciation (depreciation).....       93,917      (3,962,174)     8,209,593
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........      187,591        (412,794)    18,109,151
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (607,266)     (4,419,958)    (6,045,349)
  Net realized gains........................................           --      (8,238,507)   (17,355,208)
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (607,266)    (12,658,465)   (23,400,557)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares..........................       62,756     104,100,405      2,808,413
  Net asset value of shares issued for reinvestment of
     dividends..............................................      607,266      12,658,465     23,400,557
  Cost of shares reacquired.................................   (1,904,341)    (21,282,913)   (24,741,645)
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (1,234,319)     95,475,957      1,467,325
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (1,653,994)     82,404,698     (3,824,081)

NET ASSETS:
  Beginning of period.......................................    8,820,531     529,419,073    330,296,837
--------------------------------------------------------------------------------------------------------
  END OF PERIOD*............................................  $ 7,166,537    $611,823,771   $326,472,756
--------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........     $211,952      $3,419,156     $3,010,622
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)                FOR THE YEAR ENDED DECEMBER 31, 1999
                                                              INTERMEDIATE                     TOTAL
                                                               HIGH GRADE    APPRECIATION      RETURN
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   604,905    $  4,419,389   $  6,480,405
  Net realized gain (loss)..................................     (231,097)      7,651,687     17,194,406
  Changes in net unrealized appreciation (depreciation).....     (789,895)     33,823,318     38,738,360
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........     (416,087)     45,894,394     62,413,171
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (857,354)     (2,558,655)    (7,694,332)
  Net realized gains........................................           --      (5,751,430)   (11,613,887)
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (857,354)     (8,310,085)   (19,308,219)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares..........................      177,720     281,938,611     11,969,720
  Net asset value of shares issued for reinvestment of
     dividends..............................................      857,354       8,310,085     19,308,219
  Cost of shares reacquired.................................   (4,183,371)    (44,094,187)   (42,301,478)
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (3,148,297)    246,154,509    (11,023,539)
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (4,421,738)    283,738,818     32,081,413

NET ASSETS:
  Beginning of year.........................................   13,242,269     245,680,255    298,215,424
--------------------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 8,820,531    $529,419,073   $330,296,837
--------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........     $605,649      $4,416,872     $7,252,029
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Intermediate High Grade, Appreciation and Total Return Portfolios ("Portfolios") are separate investment portfolios of the Greenwich Street Series Fund ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies. The Fund offers seven other managed investment portfolios: Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between the bid and the ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date;
(h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of the Intermediate High Grade and Total Return Portfolios, respectively, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  DIVIDENDS

     The Portfolios declare and distribute dividends from net investment income annually. Net realized capital gains, if any, are also declared and distributed annually.

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Fund, on behalf of the Portfolios, has entered into an investment advisory agreement ("Advisory Agreement") with SSB Citi Fund Management LLC ("SSBC"). SSBC is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a wholly-owned subsidiary of Citigroup Inc. ("Citigroup"). Under the Advisory Agreement, the Intermediate High Grade, Appreciation and Total Return Portfolios each pay an investment advisory fee calculated at the annual rates of 0.40%, 0.55% and 0.55%, respectively, of the value of their average daily net assets. These fees are calculated daily and paid monthly.

     The Fund, on behalf of the Portfolios, has entered into an administration agreement with SSBC. Under the agreement, each Portfolio pays an administration fee calculated at the annual rate of 0.20% of the value of their average daily net assets. These fees are calculated daily and paid monthly.

     For the six months ended June 30, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received brokerage commissions of $26,588.

     Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Portfolios' transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. For the six months ended June 30, 2000, the Intermediate High Grade, Appreciation and Total Return Portfolios paid transfer agent fees of $7,500 to CFTC.

     No officer, Director or employee of SSB or its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the Fund.

     4.  INVESTMENTS

     During the six months ended June 30, 2000, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                         PORTFOLIO                             PURCHASES        SALES
-----------------------------------------------------------------------------------------
Intermediate High Grade.....................................  $  1,271,326   $  2,928,267
Appreciation................................................   219,506,698    122,668,345
Total Return................................................    47,172,892     64,480,644
-----------------------------------------------------------------------------------------

     At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                           NET UNREALIZED
                                                                                            APPRECIATION
                         PORTFOLIO                           APPRECIATION   DEPRECIATION   (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
Intermediate High Grade.................................... $        634   $   (262,681)   $   (262,047)
Appreciation...............................................  118,035,239    (18,341,156)     99,694,083
Total Return...............................................  100,377,318    (20,382,586)     79,994,732
---------------------------------------------------------------------------------------------------------

     5.  FUTURES CONTRACTS

     The Intermediate High Grade and Total Return Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.

     The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2000, there were no open futures contracts in the Portfolios.

     6.  OPTION CONTRACTS

     The Intermediate High Grade and Total Return Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are "marked to market" daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     At June 30, 2000, the Total Return Portfolio held purchased put options with a total cost of $1,632,566.

     When a Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     The following covered written call options transactions occurred in the Total Return Portfolio during the six months ended June 30, 2000:

                                                              NUMBER OF
                                                              CONTRACTS    PREMIUMS
------------------------------------------------------------------------------------
Options written, outstanding at December 31, 1999...........    1,000     $  271,990
Options written during the six months ended June 30, 2000...    6,350      2,272,534
Options cancelled in closing purchase transactions..........   (3,200)      (706,438)
Options expired.............................................   (2,800)      (891,569)
------------------------------------------------------------------------------------
Options written, outstanding at June 30, 2000...............    1,350     $  946,517
------------------------------------------------------------------------------------

     The following table represents the covered written call option contracts open at June 30, 2000:

NUMBER OF                                                                            STRIKE
CONTRACTS                                                              EXPIRATION    PRICE       VALUE
--------------------------------------------------------------------------------------------------------
  1,230   Adobe Systems Inc. ......................................     7/22/00       $140     $(476,625)
    120   Adobe Systems Inc. ......................................     7/22/00        150       (19,500)
--------------------------------------------------------------------------------------------------------
          Total Options Written (Premiums received -- $946,517)....                            $(496,125)
--------------------------------------------------------------------------------------------------------

     7.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     8.  REVERSE REPURCHASE AGREEMENTS

     The Intermediate High Grade Portfolio may enter into reverse repurchase agreements.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     During the six months ended June 30, 2000, the Portfolio did not enter into any reverse repurchase agreements.

     9.  SECURITIES TRADED ON A WHEN-ISSUED OR TO-BE-ANNOUNCED BASIS

     The Intermediate High Grade and Total Return Portfolios may from time to time purchase securities on a when-issued or to-be-announced ("TBA") basis.

     In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 2000, there were no when-issued or TBA securities held in the Portfolios.

     10.  MORTGAGE ROLL TRANSACTIONS

     The Intermediate High Grade Portfolio has the ability to participate in mortgage roll transactions.

     A mortgage roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale and the income from these investments will be invested, together with any additional income from the Portfolio, in securities exceeding the yield on the securities sold.

     At June 30, 2000, there were no open mortgage roll transactions in the Portfolio.

     11.  SHORT SALES AGAINST THE BOX

     The Total Return Portfolio has the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stock or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or, the preferred stock or the interest from the convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit, in a segregated account with the Fund's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At June 30, 2000, the Portfolio had no open short sales against the box.

     12.  LENDING OF SECURITIES

     The Portfolios have an agreement with the custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations, and receive a lenders fee. Fees earned by the Portfolios on securities lending are recorded in interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At June 30, 2000, the Total Return Portfolio loaned common stocks having a value of $35,993,347 and holds the following collateral for loaned securities:

                    SECURITY DESCRIPTION                         VALUE
-------------------------------------------------------------------------
TIME DEPOSITS:
  Banco Bilboa Vizcaya S.A., 7.130% due 7/3/00..............  $ 8,342,805
  Bank Brussels Lambert, 7.130% due 7/3/00..................      436,028
  Caisse Des Depots et Consignations, 7.060% due 7/3/00.....    4,141,562
  Caisse Des Depots et Consignations, 6.940% due 7/3/00.....    8,342,805
  Credit Suisse First Boston, 7.130% due 7/3/00.............      114,307
  Credit Suisse First Boston, 7.160% due 7/3/00.............    2,169,129
  San Paolo IMI, S.p.A., 7.000% due 7/3/00..................    4,171,403
FLOATING RATE NOTES:
  Bank One Corp., 6.680% due 7/2/01.........................    1,609,552
  First Union National Bank, 6.510% due 5/21/01.............    1,491,203
  Goldman, Sachs & Co., 5.280% due 8/23/00..................    5,655,290
  Sigma Finance Corp., 6.480% due 11/6/00...................      929,672
-------------------------------------------------------------------------
TOTAL.......................................................  $37,403,756
-------------------------------------------------------------------------

     Income earned by the Total Return Portfolio from securities loaned for the six months ended June 30, 2000 was $33,647.

     13.  SHARES OF BENEFICIAL INTEREST

     At June 30, 2000, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares for each Portfolio were as follows:

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2000     DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------
INTERMEDIATE HIGH GRADE PORTFOLIO
Shares sold.................................................          6,459             17,222
Shares issued on reinvestment...............................         66,806             88,387
Shares reacquired...........................................       (196,019)          (410,417)
--------------------------------------------------------------------------------------------------
Net Decrease................................................       (122,754)          (304,808)
--------------------------------------------------------------------------------------------------
APPRECIATION PORTFOLIO
Shares sold.................................................      4,555,913         12,629,480
Shares issued on reinvestment...............................        556,172            378,247
Shares reacquired...........................................       (926,811)        (1,983,060)
--------------------------------------------------------------------------------------------------
Net Increase................................................      4,185,274         11,024,667
--------------------------------------------------------------------------------------------------
TOTAL RETURN PORTFOLIO
Shares sold.................................................        138,089            642,754
Shares issued on reinvestment...............................      1,167,110          1,018,903
Shares reacquired...........................................     (1,203,899)        (2,259,949)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................        101,300           (598,292)
--------------------------------------------------------------------------------------------------

     14.  CAPITAL LOSS CARRYFORWARDS

     At December 31, 1999, the following Portfolio had, for Federal income tax purposes, capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                        2002          2004         2005          2006           2007          TOTAL
---------------------------------------------------------------------------------------------------------------------
Intermediate High Grade
  Portfolio                           $288,000       $5,000       $24,000       $84,000       $110,000       $511,000
---------------------------------------------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

   INTERMEDIATE HIGH GRADE PORTFOLIO       2000(1)(2)         1999         1998(2)         1997          1996          1995
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...       $9.69           $10.90        $10.89         $10.70        $10.60        $9.66
-----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3).............        0.26             0.77          0.65           0.72          0.71         0.66
  Net realized and unrealized gain
     (loss)............................       (0.01)           (1.17)         0.07           0.21         (0.53)        1.00
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations....        0.25            (0.40)         0.72           0.93          0.18         1.66
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income................       (0.84)           (0.81)        (0.71)         (0.74)        (0.08)       (0.72)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions....................       (0.84)           (0.81)        (0.71)         (0.74)        (0.08)       (0.72)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........       $9.10            $9.69        $10.90         $10.89        $10.70       $10.60
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................        2.61%++         (3.69)%        6.79%          8.67%         1.69%       17.76%
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)......      $7,167           $8,821       $13,242        $15,100       $14,736      $16,152
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)..........................        1.31%+           1.22%         0.93%          0.95%         0.90%        0.86%
  Net investment income................        5.46+            5.46          5.82           6.28          6.35         6.63
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................          17%              71%           60%            66%          116%         121%
-----------------------------------------------------------------------------------------------------------------------------

       APPRECIATION PORTFOLIO             2000(1)(2)         1999         1998(2)         1997          1996          1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................        $23.39          $21.16        $18.73         $15.86        $14.39       $11.54
----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..............          0.14            0.13          0.27           0.24          0.27         0.23
  Net realized and unrealized gain
     (loss)..........................         (0.24)           2.62          3.24           3.90          2.60         3.04
----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations.........................         (0.10)           2.75          3.51           4.14          2.87         3.27
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............         (0.17)          (0.16)        (0.22)         (0.21)        (0.25)       (0.21)
  Net realized gains.................         (0.31)          (0.36)        (0.86)         (1.06)        (1.15)       (0.21)
----------------------------------------------------------------------------------------------------------------------------
Total Distributions..................         (0.48)          (0.52)        (1.08)         (1.27)        (1.40)       (0.42)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......        $22.81          $23.39        $21.16         $18.73        $15.86       $14.39
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................         (0.41)%++       13.12%        19.15%         26.39%        19.77%       28.84%
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)....      $611,824        $529,419      $245,680       $144,134      $101,232      $94,492
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses...........................          0.79%+          0.79%         0.80%          0.80%         0.85%        0.97%
  Net investment income..............          1.20+           1.18          1.36           1.68          1.59         1.65
----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............            25%             53%           22%            34%           39%          43%
----------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the Intermediate High Grade Portfolio, the Investment Adviser waived all or part of its fees for the two-year period ended December 31, 1996. In addition, IDS Life reimbursed expenses of $3,006 for the year ended December 31, 1995. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                        1996     1995
                                                                        -----    -----
          Per Share Decreases to Net Investment Income................  $0.02    $0.01
          Expense Ratios Without Fee Waivers and Reimbursements.......   1.07%    0.94%

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

       TOTAL RETURN PORTFOLIO          2000(1)       1999       1998(2)       1997        1996        1995
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................    $20.14       $17.55      $17.62       $15.73      $12.75     $10.78
------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income.............      0.13         0.42        0.49         0.37        0.26       0.43
  Net realized and unrealized
     gain...........................      1.04         3.37        0.38         2.26        2.97       2.19
------------------------------------------------------------------------------------------------------------
Total Income From Operations........      1.17         3.79        0.87         2.63        3.23       2.62
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.............     (0.39)       (0.48)      (0.43)       (0.21)      (0.07)     (0.41)
  Net realized gains................     (1.13)       (0.72)      (0.51)       (0.53)      (0.18)     (0.24)
------------------------------------------------------------------------------------------------------------
Total Distributions.................     (1.52)       (1.20)      (0.94)       (0.74)      (0.25)     (0.65)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......    $19.79       $20.14      $17.55       $17.62      $15.73     $12.75
------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................      5.72%++     22.02%       4.97%       16.84%      25.33%     25.04%
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...  $326,473     $330,297    $298,215     $274,006    $171,503    $78,042
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses..........................      0.78%+       0.79%       0.79%        0.79%       0.83%      1.00%
  Net investment income.............      1.10+        2.07        2.79         3.24        3.06       3.80
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............        14%          41%         72%          75%         82%        81%
------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                      (This page intentionally left blank)

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        S6225-1 E (8/00)

                          GREENWICH STREET SERIES FUND
                               ANNUAL REPORT FOR
                                    SYMPHONY
                        A Tax-Deferred Variable Annuity
                                                 LOGO

                                                          EQUITY INDEX PORTFOLIO

                                                          MONEY MARKET PORTFOLIO

                                                         EQUITY INCOME PORTFOLIO

                                                       EMERGING GROWTH PORTFOLIO

                                                     GROWTH AND INCOME PORTFOLIO

                                                  INTERNATIONAL EQUITY PORTFOLIO

                                          DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                                   JUNE 30, 2000

SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUNDS
--------------------------------------------------------------------------------

DEAR INVESTOR:

We are pleased to provide you with the semi-annual report for Greenwich Street Series Fund -- Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios ("Portfolio(s)") for the period ended June 30, 2000. This letter briefly discusses general economic and market conditions.(1)

In addition, a detailed comparison showing the growth of a hypothetical $10,000 invested in each Portfolio since inception can be found in this report. All total return figures given in this report, both cumulative and average annualized, exclude the effect of expenses associated with the subaccount. Past performance is not indicative of future results. We hope you find this report useful and informative.

The Performance of the Greenwich Street Series Fund* (12/31/99-6/30/00)
------------------------------------------------------------------------
Money Market................................................       2.50%
Diversified Strategic Income................................       1.32
Equity Income...............................................       4.20
Equity Index -- Class I Shares..............................      (0.48)
Growth and Income...........................................      (1.95)
Emerging Growth.............................................      28.32
International Equity........................................     (11.29)

---------------
* Please note that the data represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

MARKET AND ECONOMIC OVERVIEW

Stocks declined in the second quarter of 2000, leaving many of the major indexes down for the first half of the year as investors debated potential rate increases by the Federal Reserve Board ("Fed"). Volatility continued to be a major theme with both the Dow Jones Industrial Average ("DJIA")(2) and the Nasdaq Composite Index ("Nasdaq")(3) registering record one-day point losses. The breadth of the declines affected a wide range of stocks including many small- and large-capitalization company stocks, growth stocks and value stocks. (Growth stocks are shares of companies with historically strong and relatively predictable earnings growth rates. Value stocks are shares of companies that are believed to be undervalued but have positive longer-term business prospects.) Momentum investing and dot.com stocks were out of favor, replaced in many cases by a renewed interest in companies that many investors believed may provide real earnings and strong financials.

Concerns about higher interest rates peaked in mid-May, when the Fed raised interest rates an additional 50 basis points.(4) The specter of rising rates was a catalyst for the weak performance of all of the major indexes for the quarter ending June 30, 2000. The DJIA, which is made up of Old Economy companies, declined 8.44% during the reporting period. (The Old Economy represents more established, "blue-chip" companies.) The Standard & Poor's 500 Index ("S&P 500")(5) of large-company stocks fell 0.43%, while the Standard and Poor's MidCap 400 Index(6) ("S&P MidCap 400") of medium-size company stocks and the Russell 2000 Index(7) of small-company stocks advanced 8.97% and 3.04%, respectively, for the six months ended June 30, 2000.

---------------

1 The information provided represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios.

2 DJIA is a price-weighted average of 30 actively traded blue-chip stocks. An investor cannot invest directly in an index.

3 The Nasdaq is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. An investor cannot invest directly in an index.

4 A basis point is 0.01% or one one-hundredth of a percent.

5 The S&P 500 is a market capitalization measure of 500 widely held common stocks. An investor cannot invest directly in an index.

6 S&P MidCap 400 is a market-value weighted index, consisting of 400 domestic stocks chosen for market size liquidating and industry group representation. An investor cannot invest directly in an index.

7 Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An investor cannot invest directly in an index.

For the sixth consecutive time in the last year, the Fed acted to raise interest rates in May to slow the U.S. economy, increasing the federal funds rate by 50 basis points to 6.5%. (The federal funds rate is the interest rate that banks with excess reserves at a Fed district bank charge other banks that need overnight loans. The fed funds rate, as it is called, often points to the direction of U.S. interest rates.) The increase of the target overnight interest rate marked its highest level in nine years and reflected Fed action intended to address risks of an economy with higher inflationary pressures.

The Fed continued to stress its concern that there is a disparity in the growth of demand and potential supply, which may foster inflation and jeopardize the economy's performance. In theory, higher rates may potentially hurt stocks, because slower growth often hinders profits at the same time that alternative investments become more attractive. Accordingly, many interest-rate sensitive stocks experienced price declines after the recent Fed decision.

In June, many investors were relieved after the Fed left interest rates unchanged during its latest policy meeting. Although the central bank noted that inflation risks persist, the decision was to maintain current interest rate levels for the time being. Generally, monetary policy takes time to filter through the economy and the full effect of higher interest rates may not be felt for months.

MONEY MARKET PORTFOLIO

The primary investment objective of the Money Market Portfolio ("Portfolio") is to obtain maximum current income with the preservation of capital and maintenance of liquidity. Please note that an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

During the period, the Portfolio's average maturity was kept short at 15 days and the target over the next few months will be between 20 to 25 days. The manager believes that a peak in short-term interest rates may occur later on this year or early in 2001 and may extend the Portfolio accordingly.

Three quarters of above 5.0% Gross Domestic Product ("GDP")(8) growth with rising inflation, an over-exuberant stock market and tight labor markets prompted the Fed to step up its pace of monetary tightening. Since the beginning of the year the Fed implemented three interest rate increases totaling 100 basis points, with its latest rate hike of 50 basis points (a basis point is 0.01% or one one-hundredth of a percent) at its May 16th Federal Open-Market Committee ("FOMC")(9) meeting. The federal funds rate is now targeted at 6.50%.

The second quarter is anticipated to temporarily slow in response to weaker consumption data, but it is also expected that GDP growth may remain at an annual rate of about 4.5%. It seems that higher labor costs have already imbedded themselves into the cost structure of firms and into the economy which concerns Fed policymakers. The Fed, as well as market participants, will watch future economic numbers to discern how many more interest rate increases are required to slow growth further. At this point, various Wall Street economists and portfolio managers are suggesting another 50 basis point increase over the remainder of the year.

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

The investment objective of the Diversified Strategic Income Portfolio ("Portfolio") is to provide investors with high current income. The managers follow a flexible investment approach that emphasizes both diversification and balance. Based on their analysis of current economic and market conditions, the managers allocate assets across three classes of bonds: U.S. government and mortgage securities, high-yield corporate bonds and foreign government securities.

For the six months ended June 30, 2000, the Diversified Strategic Income Portfolio returned 1.32% compared to the Lehman Brothers Aggregate Bond Index(10) return of 3.99% for the same period. (Past performance is not indicative of future results.)

High Yield Bonds

The high-yield bond market rallied impressively in June as positive mutual fund flows and more stable interest rates improved overall market sentiment. Most of the major high-yield bond indices were up 2.00% for the month of June, the highest

---------------

 8 GDP is the market value of the goods and services produced by labor and property in the U.S.

 9 The FOMC is a policy-making body of the Federal Reserve System, the U.S. central bank, that is responsible for the formulation of policy design to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

10 The Lehman Brothers Aggregate Bond Index is made up of U.S. Treasury bonds, government agency bonds, mortgage-backed securities and corporate bonds. An investor cannot invest directly in an index.

monthly return since late 1998. However, since the other sectors of the bond market also rallied in June, spreads on high-yield bonds remained relatively wide against U.S. Treasuries at over 650 basis points. Not surprisingly, the highest-quality, most liquid issues generated the strongest results while the lower-quality end of the market continued to labor under continued high default rates in the 5.00% range on an annualized basis.

The best-performing segment of the high-yield bond market during the period were the highest-quality BB rated bonds. One of the most important aspects of the high-yield bond market, B rated issues, generated a negative 1.60% total return for the same period. By far, the worst-performing credit segment of the high-yield bond market were the lower quality CCC rated issues which delivered negative total returns in the 4.50% to 5.00% range.

The best-performing sectors of the high-yield bond market during the period were energy (oil and natural gas), technology, telecommunications, cable, media and operating utilities, which usually fare better in an economic slowdown. The worst performing sectors included basic materials, capital goods manufacturing, consumer related industries and transportation.

From a technical standpoint, the high-yield bond market witnessed much smaller new issuance as most companies either postponed new issues or elected to seek alternative forms of financing such as convertible bond offerings or bank loans. For the first six months of 2000, new issues totaled $25 billion, down from $58 billion last year. At the same time, a total of $6 billion was withdrawn from open-end high-yield bond mutual funds.

Despite this, the managers remain confident that the high-yield bond market has discounted most of the negative sentiment concerning bond investing. They continue to believe that investing in high-yield bonds may represent a compelling opportunity for many long-term investors seeking income and total return.

Government Securities

According to the managers, during the period, the issues that significantly impacted the performance of the bond market during the period were:

        - The increase in interest rates by the Fed;

        - The U.S. Treasury's buyback program;

        - Reduced inflows; and

        - Investor concerns regarding credit quality, the extreme levels of market volatility and illiquidity.

In addition to the Fed raising interest rates during the period, the plan by the U.S. Treasury to buyback more than $30 billion of its long-term debt obligations has led to reduced supply in the market. As such, the price of longer-term bonds increased in relation to their shorter-term counterparts, as reflected by an inverted yield curve. (An inverted yield curve is an unusual situation where short-term rates are higher than long-term rates.) Instead of a "normal" yield curve, with yields rising steadily along with the maturity of U.S. Treasury bonds, the highest yields were for shorter-term bonds.

During the reporting period, the Portfolio's U.S. government and mortgage-backed securities portion maintained an emphasis on mortgage-backed securities and U.S. Treasuries in an attempt to mimic the characteristics of the five to ten-year benchmark. Although no guarantees can be made; looking forward, the managers believe this investment strategy may continue to be effective throughout the year.

Global Government Bonds

The managers viewed the start of 2000 as a time that the U.S. and European bond markets would recover from last year's decline and offer potentially better returns in 2000. In addition, they believe that the performance of the global bond markets may improve because they expect that short-term interest rates may continue to increase and the threat of inflation should remain low.

Indeed, given the technical nature of the recent rally in U.S. Treasuries, the managers believe that the performance of non-U.S. Treasury bonds may provide a better indication as to the future direction of the U.S. economy. Presently, U.S. Treasuries comprise approximately 25% of the total U.S. bond market. The remainder of the U.S. bond market includes agency, mortgage-backed securities and corporate bonds.

Spreads on agency, mortgage and corporate bonds have widened past historical levels, indicating that the interest rate burden on the private economy is higher than would be suggested by U.S. Treasury levels. In particular, at the lower end of the income scale, debt repayments as a percent of disposable income are rising fast. The managers further anticipate that economic growth should slow towards the 3% range in the second half of 2000, with inflation also falling from close to 3% presently to 2.5% as the recent drop in oil prices winds its way through the economy. (Of course, no guarantees can be given that this in fact will occur.)

In common with the U.S., bond markets throughout Euroland (as represented by the countries of Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland) have improved this year. One measure of relative performance is the difference between U.S. and Euroland ten-year bond yields. This difference has narrowed from 120 basis points in January 2000 to the low 60s by mid-April.

The Japanese economy continues to demonstrate signs of recovery. However, recessionary signs have also become apparent periodically. Strong growth in the first half of last year was followed by a decline in output in the final two quarters, resulting in net real Japanese growth for 1999 of just 0.3%. By common definition, two successive quarters of negative output growth qualifies as a recession. Despite these anemic results, the managers believe that Japan's economy may be different. The managers remain confident that the continued growth of the U.S. economy and many economies overseas should allow bonds to trade in a range around fair value for some time to come.

EQUITY INCOME PORTFOLIO(11)

The Equity Income Portfolio ("Portfolio") seeks to provide investors with current income and, as a secondary goal, long-term capital appreciation. The Portfolio will seek to achieve its goals principally through investments in dividend-paying common stocks and other equity securities of U.S. companies whose prospects for dividend growth and capital appreciation are considered by the managers to be favorable. The Portfolio will normally invest at least 65% of its assets in stocks. Under normal circumstances, the Portfolio will concentrate at least 25% of its assets in the stocks and bonds of companies in the utility industry. The Portfolio presently has approximately 52% of its assets invested in electric utilities, 14% in natural gas companies and 15% in telecommunications companies.

For the six months ended June 30, 2000, the Portfolio returned 4.20%. In comparison, the S&P 500 return of negative 0.43% for the same period. (Past performance is not indicative of future results.)

The first half of the year produced two tales for the Portfolio. The Portfolio recorded modestly strong absolute investment returns in an otherwise negatively biased stock market, but the Portfolio's broad diversification across all aspects of the utility sector negatively impacted the relative performance of the Portfolio. In the long run, the manager believes investors may have a strong representation in the telecommunications sector, for instance, but more recently, those stocks hurt the results of the Portfolio. At or near the bottom of the performance roster were stocks of telecommunication companies, such as Verizon, AT&T, SBC Communications and WorldCom. (On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.) The top performers were companies in the natural gas and restructuring electric sectors.

The manager's individual trading activities were dominated by the need to meet a steady outflow of funds from the Portfolio. In the long-term, the manager is a firm proponent of diversification, especially in today's world where fiber optics is intruding into the gas pipeline universe. Moreover, traditional electric companies are transforming themselves into energy movers and shakers.

EQUITY INDEX PORTFOLIO

The Equity Index Portfolio ("Portfolio") is managed to provide investment results that, before expenses, match the price and yield performance of the S&P
500. For the six months ended June 30, 2000, the Portfolio's Class I shares returned a negative 0.48% and in comparison, the S&P 500 returned a negative 0.43% for the same period. (Past performance is not indicative of future results.)

The Portfolio is designed to provide reliable exposure to the large capitalization segment of the U.S. market through a broadly diversified portfolio structure. The Portfolio matches the composition of the S&P 500 and owns the constituent index stocks at the appropriate index weight. The Portfolio, therefore, remains neutral relative to the benchmark in terms of economic sectors, market capitalization and the growth and value styles of investing.

Shares of many U.S. companies declined during the period, with many of the major indices down for the first half of the year as investors reacted to potential rate increases by the Fed. The breadth of the declines affected a wide range of stocks including many small- and large-capitalization company stocks, growth stocks and value stocks. Momentum investing and technology stocks were largely out of favor with investors during the period, replaced in many cases by a renewed interest in companies that many investors believed could provide real earnings and had strong financials.

---------------
11 Please note that any discussion of holdings is as of June 30, 2000. Please refer to pages 22 and 23 for a complete list and percentage breakdown of the Portfolio's holdings.

Concerns about higher interest rates peaked in mid-May, when the Fed raised interest rates by an additional 50 basis points. The ongoing trend of rising interest rates was a catalyst for the weak performance of all of the major indexes in the quarter ending June 30, 2000. The DJIA, followed a negative first quarter performance with a decline of 4.34% in the second quarter of 2000.

In the first six months of the year, the Fed raised interest rates three times in an effort to cool the robust U.S. economy. Even with the possibility of future rate hikes this year, the manager is cautiously optimistic in a slower domestic economic future. While consumer confidence slipped somewhat so far this year, consumer spending continues to increase as evidenced by recent economic data. Unemployment remains near its 30-year low. Despite the possibility of future rate hikes this year by the Fed, the manager remains optimistic that the growth of the U.S. economy should continue for the near term.

GROWTH AND INCOME PORTFOLIO

The Growth and Income Portfolio ("Portfolio") seeks income and long-term capital growth. The Portfolio invests in income-producing equity securities including companies with consistent dividend-paying histories, the capacity to raise dividends in the future and the potential for capital appreciation. For the six months ended June 30, 2000, the Portfolio posted a return of negative 1.95% versus negative 0.43% return for the S&P 500. (Past performance is not indicative of future results.)

The manager takes a long-term approach in selecting the investments of the Portfolio. The Portfolio, in the view of the manager, is well diversified and invests in a wide range of industries generally representative of U.S. large capitalization stocks. When buying stocks, the manager believes the critical investment decision is judging the growth prospects of a company compared to its current valuations represented by price to earnings, price to cash flow and price to book ratios.(12) This two-step selection process is commonly known as "growth at a reasonable price."

The manager manages the Portfolio's sector allocations with the objective of maintaining weightings that closely reflect the overall market. First, in selecting investments, the manager measures each stock versus its weighting in the overall market, which results in what the mangers deem to be a well-diversified portfolio.

The U.S. economy remains strong, with high employment, business investment and consumer spending. Economic growth continues throughout most of Europe and Asia and the manager believes this growth may continue throughout the year. The positive side of this economic strength is evident in corporate earnings reports. Most U.S. companies have continued to report earnings above many investment professionals' expectations, a trend that has been in place for the last couple of years.

EMERGING GROWTH PORTFOLIO(13)

The Emerging Growth Portfolio ("Portfolio") seeks capital appreciation by investing primarily in common stocks of emerging growth companies, without regard to market capitalization. The Portfolio focuses on domestic and foreign companies that the manager believes are in the early stages of their life cycles and have the potential to become major enterprises. The Portfolio posted a total return of 28.32% for the six months ended June 30, 2000, compared to the negative 2.54% return of NASDAQ. (Past performance is not indicative of future results.)

On January 31, 2000, the Board of Trustees of the Greenwich Street Series Fund approved the termination of Van Kampen Asset Management ("VKAM") which commenced on February 10, 2000 and appointed SSB Citi Fund Management LLC ("SSB Citi") investment advisor to the Portfolio on an interim basis. The interim investment advisory agreement between the Portfolio and SSB Citi is substantially identical to the agreement with VKAM.

On June 16, 2000, the shareholders of the Portfolio approved an Investment Advisory Agreement ("Agreement"), with SSB Citi. The Agreement will be in effect for an initial two-year period ending June 16, 2002, and may continue thereafter from year to year only if specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and in either event, the vote of the majority of the non-interested Trustees.

Since SSB Citi took over as the Portfolio's investment advisor, Richard Freeman, investment officer of SSB Citi and managing director of Salomon Smith Barney Inc., has been responsible for the day-to-day management of the Portfolio. Richard has 16 years of experience with SSB Citi or its predecessors.

---------------

12 The price-to-earnings ratio is the price of a stock divided by its earnings per share. The price-to-cash flow is the current share price divided by cash flow per share for the past twelve months. Cash flow is a measure of a company's financial health. It equals cash receipts minus cash payments over a given period of time. Price-to-book ratio is the price of a stock compared to the difference between a company's assets plus liabilities minus net asset value.

13 Please note that any discussion of holdings is as of June 30, 2000. Please refer to pages 40 through 42 for a complete list and percentage breakdown of the Portfolio's holdings.

The manager employs a bottom up, stock specific approach rather than choosing stocks based on forecasts of strength of the economy, direction of interest rates and inflation or other factors that are beyond the control of the individual companies in the Portfolio. The manager's fundamental view is that if you design a growth portfolio properly, you should be able to find companies to buy and hold not just for one or two quarters (which the manager believes to be short term trading) but rather for many years. The manager prefers to own companies where quality managements work to build dynamic, financially strong companies and who own meaningful equity stakes themselves.

Volatility in the market for emerging growth stocks increased dramatically in the first six months of 2000. In fact one can break down market performance this year into three separate periods; a strong first quarter followed by one of the most severe declines on record in the Nasdaq, over 40%, followed by a recovery which began towards the end of May. Coming into the year, valuations on many emerging growth stocks, particularly technology companies which had yet to achieve profitability were quite high and many market participants continued to purchase such shares using borrowed funds. When the market began to decline in March, a pattern of margin calls developed which began to feed upon itself and led to more selling by leveraged participants. The subsequent recovery of the market was a reflection of the more attractive level of the market following the severe correction and a belief that the Fed was nearing the end of its series of interest rate increases.

The manager is quite optimistic about companies in the healthcare industry, particularly those using the new tools of biotechnology and genomics. Such companies as Chiron, IDEC Pharmaceuticals, and Genzyme for example, are not sensitive to changes in the economy therefore should the economy slow because of the recent interest rate increases, it may not have an impact on the expected earnings of these companies.

The manager believes in investing in great concepts, but overall the companies in the Portfolio must demonstrate strong current earnings and/or cash flow or the potential to achieve earnings and/or cash flow within a reasonably short period of time.

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio ("Portfolio") seeks total return on its assets from growth of capital and income. The Portfolio seeks to achieve its objective by investing primarily in equity securities of foreign companies. For the six months ended June 30, 2000, the Portfolio posted a total return of negative 11.29%. In comparison, the Morgan Stanley Capital International Europe Australasia Far East Free Index ("MSCI EAFE")(14) returned a negative 4.06% for the same period. (Past performance is not indicative of future results.)

International growth stocks significantly underperformed international value stocks(15) by almost ten percentage points during the second quarter of 2000. Rising U.S. interest rates raised investors' concerns, especially about telecommunications and technology stocks, which commanded what the manager viewed as high valuations. The highly visible retrenchment of the Internet stocks exacerbated technology stock selling.

Further weakness was contributed to the decline of several major currencies versus the U.S. dollar. Growth stocks, especially in Asia, suffered significant selling pressure as investors switched to defensive stocks, such as health care, consumer nondurable, financial services and utility equities.

In the manager's opinion, Europe continues to have strengthening fundamentals despite lackluster returns for the first half of the year. Many company managements are restructuring and reengineering corporate structures, creating economies of scale and potentially boosting return on capital employed. The fall of the euro(16) reduced returns, but that currency may have reached its bottom and has started to recover versus the U.S. dollar. Merger and acquisition activity continues to be vibrant throughout the region.

---------------

14 MSCI EAFE consists of the equity total returns for Europe, Australasia, New
   Zealand and the Far East. An investor cannot invest directly in an index.

15 As measured by the returns of MSCI EAFE Growth and MSCI EAFE Value indices.

16 The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.

Our outlook in Asia has become a bit more guarded, as continued Asian recovery to some extent depends on export volumes to the U.S. Efforts to slow the growth of the U.S. economy negatively impacted Asia's more interest rate sensitive stock markets, most notably in Hong Kong and Singapore, which were also affected by investment portfolio rebalancing due to international benchmark revisions. Japan continues to be problematic, with efforts to restructure the financial and corporate sectors resulting in a slowdown in domestic demand.

In closing, thank you for your investment in the Greenwich Street Series
Fund -- Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios. We look forward to helping you pursue your financial goals in the future.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

July 25, 2000

 PERFORMANCE COMPARISON -- DIVERSIFIED STRATEGIC INCOME PORTFOLIO AS OF 6/30/00 (UNAUDITED)

     AVERAGE ANNUAL TOTAL RETURNS
     ----------------------------

Six Months Ended 6/30/00+           1.32%
Year Ended 6/30/00                  2.60%
Five Years Ended 6/30/00            7.17%
10/16/91* through 6/30/00           6.45%

       CUMULATIVE TOTAL RETURN
       -----------------------

10/16/91* through 6/30/00          72.32%

* Commencement of operations

+ Total return is not annualized, as it
  may not be representative of the total
  return for the year.

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Diversified Strategic Income Portfolio on October 16, 1991 (commencement of operations) through June 30, 2000, with that of a similar investment in the Lehman Brothers Aggregate Bond Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. Figures for the Lehman Brothers Aggregate Bond Index, an unmanaged index, are composed of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

                                  [DIVERSIFIED STRATEGIC INCOME PORTFOLIO GRAPH]
--------------------------------------------------------------------------------

                                                                DIVERSIFIED STRATEGIC INCOME      LEHMAN BROTHERS AGGREGATE BOND
                                                                         PORTFOLIO                            INDEX
                                                                ----------------------------      ------------------------------
10/16/91                                                                 $ 10,000                            $ 10,000

12/91                                                                      10,140                              10,507

12/92                                                                      10,284                              11,285

12/93                                                                      11,576                              12,386

12/94                                                                      11,251                              12,024

12/95                                                                      13,071                              14,246

12/96                                                                      14,530                              14,944

12/97                                                                      15,713                              16,385

12/98                                                                      16,720                              17,809

12/99                                                                      17,008                              17,663

6/30/00                                                                    17,232                              18,368


--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.


 PERFORMANCE COMPARISON -- EQUITY INCOME PORTFOLIO AS OF 6/30/00 (UNAUDITED)

     AVERAGE ANNUAL TOTAL RETURNS
     ----------------------------

Six Months Ended 6/30/00+               4.20%
Year Ended 6/30/00                     (3.41)%
Five Years Ended 6/30/00               12.06%
10/16/91* through 6/30/00               9.90%
       CUMULATIVE TOTAL RETURN
       -----------------------

10/16/91* through 6/30/00             127.69%

* Commencement of operations

+ Total return is not annualized, as it
  may not be representative of the total
  return for the year.

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Equity Income Portfolio on October 16, 1991 (commencement of operations) through June 30, 2000, with that of a similar investment in the Variable Annuity Lipper Equity Income Funds Peer Group Average and Standard & Poor's 500 Index ("S&P 500 Index"). Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

The Variable Annuity Lipper Equity Income Funds Peer Group Average is composed of 43 equity income funds as of June 30, 2000, which underlie variable annuities.


                                                 [EQUITY INCOME PORTFOLIO GRAPH]
--------------------------------------------------------------------------------

                                                                             VARIABLE ANNUITY LIPPER
                                                                            EQUITY INCOME FUNDS PEER      STANDARD & POOR'S 500
                                                 EQUITY INCOME PORTFOLIO          GROUP AVERAGE                   INDEX
                                                 -----------------------    ------------------------      ---------------------
10/16/91                                                $ 10,000                     $ 10,000                     $ 10,000

12/91                                                     10,200                       10,559                       10,838

12/92                                                     11,397                       11,782                       11,668

12/93                                                     12,583                       13,758                       12,844

12/94                                                     11,308                       14,094                       13,012

12/95                                                     14,979                       16,510                       17,898

12/96                                                     15,876                       18,034                       19,988

12/97                                                     19,610                       23,075                       26,656

12/98                                                     22,941                       25,781                       34,279

12/99                                                     21,850                       27,204                       41,489

6/30/00                                                   22,769                       26,600                       41,310

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

 PERFORMANCE COMPARISON -- EQUITY INDEX PORTFOLIO (CLASS I SHARES) AS OF 6/30/00 (UNAUDITED)

      AVERAGE ANNUAL TOTAL RETURNS
      ----------------------------

Six Months Ended 6/30/00+              (0.48)%
Year Ended 6/30/00                      7.11%
Five Years Ended 6/30/00               23.09%
10/16/91* through 6/30/00              17.86%

       CUMULATIVE TOTAL RETURN
       -----------------------

10/16/91* through 6/30/00             318.49%

* Commencement of operations

+ Total return is not annualized, as it
  may not be representative of the total
  return for the year.

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Equity Index Portfolio (Class I shares) on October 16, 1991 (commencement of operations) through June 30, 2000, with that of a similar investment in the Standard & Poor's 500 Index ("S&P 500 Index"). Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                                 [EQUITY INCOME PORTFOLIO GRAPH]
--------------------------------------------------------------------------------

                                                              EQUITY INDEX PORTFOLIO (CLASS I
                                                                          SHARES)                  STANDARD & POOR'S 500 INDEX
                                                              -------------------------------      ---------------------------
10/16/91                                                                 $ 10,000                            $ 10,000

12/91                                                                      10,620                              10,838

12/92                                                                      11,335                              11,668

12/93                                                                      12,316                              12,844

12/94                                                                      12,421                              13,012

12/95                                                                      16,870                              17,898

12/96                                                                      20,526                              19,988

12/97                                                                      27,127                              26,656

12/98                                                                      34,823                              34,279

12/99                                                                      42,052                              41,489

6/30/00                                                                    41,849                              41,310

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- GROWTH AND INCOME PORTFOLIO AS OF 6/30/00 (UNAUDITED)

     AVERAGE ANNUAL TOTAL RETURNS
     ----------------------------

Six Months Ended 6/30/00+              (1.95)%
Year Ended 6/30/00                     (0.81)%
Five Years Ended 6/30/00               15.22%
10/16/91* through 6/30/00              12.12%

       CUMULATIVE TOTAL RETURN
       -----------------------

10/16/91* through 6/30/00             170.95%

* Commencement of operations

+ Total return is not annualized, as it
  may not be representative of the total
  return for the year.

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Growth and Income Portfolio on October 16, 1991 (commencement of operations) through June 30, 2000, with that of a similar investment in the Variable Annuity Lipper Growth & Income Funds Peer Group Average and Standard & Poor's 500 Index ("S&P 500 Index"). Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

The Variable Annuity Lipper Growth & Income Funds Peer Group Average is composed of 200 growth and income funds as of June 30, 2000, which underlie variable annuities.


                                             [GROWTH AND INCOME PORTFOLIO GRAPH]
--------------------------------------------------------------------------------

                                                                             VARIABLE ANNUITY LIPPER
                                                    GROWTH AND INCOME         GROWTH & INCOME FUNDS       STANDARD & POOR'S 500
                                                        PORTFOLIO                  PEER GROUP                     INDEX
                                                    -----------------        -----------------------      ---------------------
10/16/91                                                $ 10,000                     $ 10,000                     $ 10,000

12/91                                                     10,140                       10,746                       10,838

12/92                                                     10,996                       11,551                       11,668

12/93                                                     11,995                       12,802                       12,844

12/94                                                     11,611                       12,646                       13,012

12/95                                                     15,152                       16,514                       17,898

12/96                                                     18,157                       18,211                       19,988

12/97                                                     22,321                       22,950                       26,656

12/98                                                     24,972                       26,590                       34,279

12/99                                                     27,633                       29,973                       41,489

6/30/00                                                   27,095                       29,640                       41,310

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

 PERFORMANCE COMPARISON -- EMERGING GROWTH PORTFOLIO AS OF 6/30/00 (UNAUDITED)

    AVERAGE ANNUAL TOTAL RETURNS
    ----------------------------

Six Months Ended 6/30/00+          28.32%
Year Ended 6/30/00                119.45%
Five Years Ended 6/30/00           43.79%
12/3/93* through 6/30/00           34.89%

      CUMULATIVE TOTAL RETURN
      -----------------------

12/3/93* through 6/30/00          616.15%

* Commencement of operations

+ Total return is not annualized, as it
  may not be representative of the total
  return for the year.

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Emerging Growth Portfolio on December 3, 1993 (commencement of operations) through June 30, 2000, with that of a similar investment in the Nasdaq Composite Index ("Nasdaq"). Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Nasdaq is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as foreign common stocks and ADRs traded on the National Market System.


                                               [EMERGING GROWTH PORTFOLIO GRAPH]
--------------------------------------------------------------------------------

                                                                 EMERGING GROWTH PORTFOLIO            NASDAQ COMPOSITE INDEX
                                                                 -------------------------            ----------------------

12/3/93                                                                  $ 10,000                            $ 10,000

12/93                                                                      10,410                              10,297

12/94                                                                       9,631                               9,968

12/95                                                                      13,762                              13,947

12/96                                                                      16,215                              17,115

12/97                                                                      19,646                              20,819

12/98                                                                      26,943                              29,071

12/99                                                                      55,810                              53,949

6/30/00                                                                    71,615                              52,579

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- INTERNATIONAL EQUITY PORTFOLIO AS OF 6/30/00 (UNAUDITED)

    AVERAGE ANNUAL TOTAL RETURNS
    ----------------------------

Six Months Ended 6/30/00+             (11.29)%
Year Ended 6/30/00                     35.12%
Five Years Ended 6/30/00               16.41%
12/3/93* through 6/30/00               11.81%

      CUMULATIVE TOTAL RETURN
      -----------------------

12/3/93* through 6/30/00              108.45%

* Commencement of operations

+ Total return is not annualized, as it
  may not be representative of the total
  return for the year.

The chart to the right compares the growth in value of a hypothetical $10,000 investment in International Equity Portfolio on December 3, 1993 (commencement of operations) through June 30, 2000, with that of a similar investment in the Morgan Stanley EAFE Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Morgan Stanley EAFE Index is a composite index consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product.


                                          [INTERNATIONAL EQUITY PORTFOLIO GRAPH]
--------------------------------------------------------------------------------

                                                               INTERNATIONAL EQUITY PORTFOLIO       MORGAN STANLEY EAFE INDEX
                                                               ------------------------------       -------------------------
12/3/93                                                                  $ 10,000                            $ 10,000

12/93                                                                      10,050                              10,724

12/94                                                                       9,210                              10,850

12/95                                                                      10,020                              12,103

12/96                                                                      12,163                              12,873

12/97                                                                      11,897                              13,120

12/98                                                                      14,138                              15,744

12/99                                                                      23,498                              19,989

6/30/00                                                                    20,845                              19,178

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2000

                             MONEY MARKET PORTFOLIO

   FACE                                                                        ANNUALIZED
  AMOUNT                                 SECURITY                                YIELD         VALUE
-------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 75.6%
   $100,000    American Express Credit Co. matures 8/1/00..................     6.63  %      $   99,472
    125,000    AT&T Corp. matures 8/14/00..................................     6.60            124,045
    100,000    Bank America Corp. matures 10/27/00.........................     6.70             97,912
    100,000    Bank of Nova Scotia matures 8/7/00..........................     6.65             99,361
    125,000    Barclays U.S. Funding matures 7/20/00.......................     6.57            124,614
    130,000    BCI Funding Corp. matures 7/5/00............................     6.55            129,952
    100,000    Bell Atlantic Financial Services matures 7/5/00.............     6.52             99,964
    125,000    Coca-Cola Co. matures 9/1/00................................     6.63            123,638
    100,000    Cregem North America matures 7/3/00.........................     6.59            100,000
    125,000    Dresdner US Finance Inc. matures 7/14/00....................     6.68            124,746
    125,000    E.I. du Pont de Nemours & Co. matures 8/30/00...............     6.58            124,296
    100,000    Goldman Sachs & Co. matures 7/5/00..........................     6.59             99,964
    125,000    Halifax PLC matures 7/3/00..................................     6.55            125,000
    125,000    IBM Corp. matures 7/5/00....................................     6.54            124,955
    100,000    Lucent Technologies Inc. matures 8/21/00....................     6.61             99,108
    100,000    Merrill Lynch & Co. matures 7/17/00.........................     6.72             99,739
    100,000    Nationwide Building Society matures 8/8/00..................     6.63             99,344
    125,000    Nestle Capital Corp. matures 7/14/00........................     6.62            124,748
    100,000    Procter & Gamble Co. matures 7/6/00.........................     6.54             99,946
    125,000    Prudential Funding Corp. matures 7/6/00.....................     6.56            124,932
    100,000    Union Bank of Switzerland matures 7/3/00....................     6.75            100,000
    100,000    Walt Disney Co. matures 7/10/00.............................     6.76             99,869
-------------------------------------------------------------------------------------------------------
               TOTAL COMMERCIAL PAPER (Cost -- $2,445,605).................                   2,445,605
-------------------------------------------------------------------------------------------------------
TIME DEPOSITS -- 10.9%
    125,000    Bank Austriaengellschaft matures 7/3/00.....................     7.00            125,000
    125,000    Bank of Montreal matures 7/3/00.............................     6.88            125,000
    102,000    Bank One Corp. matures 7/3/00...............................     6.60            102,000
-------------------------------------------------------------------------------------------------------
               TOTAL TIME DEPOSITS (Cost -- $352,000)......................                     352,000
-------------------------------------------------------------------------------------------------------
FEDERAL AGENCY DISCOUNT NOTES -- 3.4%
    110,000    Federal Farm Credit Bank matures 7/6/00                          6.50            109,941
               (Cost -- $109,941)..........................................
-------------------------------------------------------------------------------------------------------
DOMESTIC CERTIFICATES OF DEPOSIT -- 7.0%
    100,000    Chase Manhattan Bank matures 9/5/00.........................     6.70            100,000
    125,000    Harris Bank matures 7/24/00.................................     6.57            125,000
-------------------------------------------------------------------------------------------------------
               TOTAL DOMESTIC CERTIFICATES OF DEPOSIT
               (Cost -- $225,000)..........................................                     225,000
-------------------------------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT -- 3.1%
    100,000    Bayerische-Hypo-und Vereinsbank matures 8/21/00                  6.65             99,996
               (Cost -- $99,996)...........................................
-------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $3,232,542*).............                  $3,232,542
-------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT                                 SECURITY                                               VALUE
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 51.3%
 $2,500,000    U.S. Treasury Principal Strip, zero coupon bond to yield
                 6.668% due 11/15/09 (a)................................................     $ 1,381,925
  4,200,000    U.S. Treasury Principal Strip, zero coupon bond to yield
                 6.199% due 2/15/19 (a).................................................       1,333,038
 10,094,289    Federal National Mortgage Association (FNMA), 7.500% due
                 9/1/29.................................................................       9,952,263
               Government National Mortgage Association (GNMA):
  2,259,856      7.500% due 12/15/28....................................................       2,245,009
  4,300,142      7.000% due 7/15/27 through 7/15/29.....................................       4,184,555
  1,992,155      8.000% due 11/15/29 through 12/15/29...................................       2,014,568
 12,660,056      8.500% due 12/15/29 through 5/15/30....................................      12,980,522
--------------------------------------------------------------------------------------------------------
               TOTAL U.S. GOVERNMENT SECTOR (Cost -- $34,240,450).......................      34,091,880
--------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT       RATING(b)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
HIGH YIELD SECTOR -- 27.7%
--------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 27.1%
--------------------------------------------------------------------------------------------------------
AEROSPACE -- 0.3%
 30,000        B             BE Aerospace, 8.000% due 3/1/08 (a)...........................       25,500
200,000        B-            Dunlop Standard Aero Holdings, 11.875% due 5/15/09............      197,500
--------------------------------------------------------------------------------------------------------
                                                                                                 223,000
--------------------------------------------------------------------------------------------------------
ALUMINUM -- 0.1%
                             Kaiser Aluminum & Chemical:
 15,000        B3*             12.750% due 2/1/03..........................................       13,725
 10,000        B1*             Series B, 10.875% due 10/15/06..............................        9,550
 75,000        B1*             Series D, 10.875% due 10/15/06..............................       71,625
--------------------------------------------------------------------------------------------------------
                                                                                                  94,900
--------------------------------------------------------------------------------------------------------
APPAREL -- 0.3%
 90,000        NR            Levi Strauss & Co., 7.000% due 11/1/06 (c)....................       68,850
 50,000        BBB-          Tommy Hilfiger USA Inc., 6.850% due 6/1/08....................       32,250
 75,000        B-            Tropical Sportswear International Corp., 11.000% due
                               6/15/08.....................................................       72,375
--------------------------------------------------------------------------------------------------------
                                                                                                 173,475
--------------------------------------------------------------------------------------------------------
AUTO PARTS: OEM -- 0.3%
135,000        B             Dura Operating Corp., 9.000% due 5/1/09.......................      118,125
                             Hayes Lemmerz International, Inc.:
 40,000        B               11.000% due 7/15/06.........................................       39,500
 70,000        B               8.250% due 12/15/08.........................................       59,500
--------------------------------------------------------------------------------------------------------
                                                                                                 217,125
--------------------------------------------------------------------------------------------------------
BROADCASTING -- 0.2%
 90,000        B             Capstar Broadcasting, step bond to yield 11.002% due
                               2/1/09......................................................       83,250
 20,000        B             Young Broadcasting Corp., 11.750% due 11/15/04 (a)..........         20,450
--------------------------------------------------------------------------------------------------------
                                                                                                 103,700
--------------------------------------------------------------------------------------------------------
BUILDING MATERIALS -- 0.0%
 35,000        B-            Nortek Inc., 9.875% due 3/1/04 (a)..........................         33,425
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(b)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.7%
$   190,000      B           Amatek Industries, 12.000% due 2/15/08......................    $   174,800
    200,000      B-          Atrium Cos. Inc., 10.500% due 5/1/09 (c)....................        169,500
    135,000      B+          Nortek Inc., 9.125% due 9/1/07..............................        125,550
--------------------------------------------------------------------------------------------------------
                                                                                                 469,850
--------------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 2.7%
                             Adelphia Communications Corp. (Century Communications
                             Corp.):
     35,000      B+            8.375% due 2/1/08.........................................         31,106
     70,000      BB-         Zero coupon bond to yield 10.113% due 1/15/08...............         29,050
    295,000      B+          Charter Communications Holdings LLC, step bond to yield
                               11.714% due 1/15/10.......................................        169,256
     70,000      BB-         CSC Holdings, 10.500% due 5/15/16...........................         74,725
     50,000      B           Echostar DBS Corp., 9.375% due 2/1/09.......................         48,250
    270,000      B-          NTL Communications Corp., 11.500% due 10/1/08...............        270,000
    165,000      BB-         Rogers Cablesystems Ltd., 11.000% due 12/1/15...............        179,025
    225,000      B+          Telewest Communications PLC, 11.250% due 11/1/08............        226,125
    565,000      B-          United International Holdings, step bond to yield 11.869%
                               due 2/15/08...............................................        398,325
    720,000      B           United Pan-Europe Communications N.V., step bond to yield
                               12.500% due 8/1/09........................................        365,400
--------------------------------------------------------------------------------------------------------
                                                                                               1,791,262
--------------------------------------------------------------------------------------------------------
CASINO AND GAMBLING -- 0.6%
    120,000      B           Hollywood Casino Corp., 11.250% due 5/1/07..................        123,300
      1,945      NR          Jazz Casino Co. LLC, Payment-in-kind, 5.987% due 11/15/09...            341
     60,000      B+          Station Casinos Inc., 9.875% due 7/1/10 (c).................         60,450
                             Sun International Hotels Limited:
     80,000      Ba3*          9.000% due 3/15/07........................................         74,400
     70,000      Ba3*          8.625% due 12/15/07.......................................         63,700
                             Venetian Casino Resort LLC:
     30,000      B-            12.250% due 11/15/04 (a)..................................         30,450
     25,000      CCC+          14.250% due 11/15/05......................................         23,750
--------------------------------------------------------------------------------------------------------
                                                                                                 376,391
--------------------------------------------------------------------------------------------------------
CHEMICALS - MAJOR -- 0.4%
                             Huntsman ICI Chemicals:
     65,000      B+            10.125% due 7/1/09........................................         65,813
    575,000      B+            Zero coupon bond to yield 13.067% due 12/31/09............        192,625
--------------------------------------------------------------------------------------------------------
                                                                                                 258,438
--------------------------------------------------------------------------------------------------------
CHEMICALS - SPECIALTY -- 0.0%
     35,000      B+          Lyondell Chemical, 10.875% due 5/1/09 (a)...................         34,912
--------------------------------------------------------------------------------------------------------
COAL MINING -- 0.1%
    390,000      Caa2*       AEI Resources Inc., 10.500% due 12/15/05 (c)................         79,950
--------------------------------------------------------------------------------------------------------
CONSTRUCTION/AG EQUIPMENT/TRUCKS -- 0.2%
    150,000      B           Columbus McKinnon Corp., 8.500% due 4/1/08..................        129,750
--------------------------------------------------------------------------------------------------------
CONSUMER SPECIALTIES -- 0.1%
     50,000      B           Jostens Inc., 12.750% due 5/1/10 (c)(d).....................         49,500
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(b)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 0.4%
$   135,000      B           Stone Container, 11.500% due 8/15/06 (c)....................    $   140,400
     50,000      B-          Sweetheart Cup Corp., Inc., 10.500% due 9/1/03..............         45,750
     75,000      B-          Tekni-Plex Inc., 12.750% due 6/15/10........................         75,375
--------------------------------------------------------------------------------------------------------
                                                                                                 261,525
--------------------------------------------------------------------------------------------------------
CONTRACT DRILLING -- 0.9%
    140,000      B+          Parker Drilling Co., 9.750% due 11/15/06....................        136,150
    190,000      BB          Pride International Inc., 10.000% due 6/1/09................        196,650
     40,000      Ba3*        R&B Falcon Corp., 12.250% due 3/15/06.......................         43,800
    220,000      BB-         RBF Finance Co., 11.375% due 3/15/09........................        239,800
--------------------------------------------------------------------------------------------------------
                                                                                                 616,400
--------------------------------------------------------------------------------------------------------
DISCOUNT STORES -- 0.3%
    155,000      BB+         Kmart Corp., 12.500% due 3/1/05.............................        169,725
--------------------------------------------------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES -- 0.3%
    250,000      B-          Outsourcing Solutions, 11.000% due 11/1/06..................        218,750
--------------------------------------------------------------------------------------------------------
DIVERSIFIED ELECTRONIC PRODUCTS -- 0.0%
     30,000      B           SCG Holding & Semiconductor Co., 12.000% due 8/1/09.........         32,175
--------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.1%
                             Amresco Inc.:
     50,000      CCC-          10.000% due 3/15/04.......................................         25,500
     85,000      CCC-          9.875% due 3/15/05........................................         43,350
--------------------------------------------------------------------------------------------------------
                                                                                                  68,850
--------------------------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 0.3%
     40,000      B-          Blount International, Inc., 13.000% due 8/1/09 (a)..........         41,000
    150,000      B+          Park-Ohio Industries, 9.250% due 12/1/07....................        132,750
     40,000      B           Polymer Group Inc., 9.000% due 7/1/07.......................         34,200
--------------------------------------------------------------------------------------------------------
                                                                                                 207,950
--------------------------------------------------------------------------------------------------------
DRUGS - GENERIC -- 0.1%
     40,000      BB          ICN Pharmaceuticals Inc., 9.250% due 8/15/05................         39,800
--------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS -- 0.2%
    120,000      B+          Flextronics International Ltd., 9.875% due 7/1/10 (c).......        121,500
--------------------------------------------------------------------------------------------------------
ENGINEERING AND CONSTRUCTION -- 0.3%
     45,000      B-          American Plumbing & Mechanical, 11.625% due 10/15/08........         42,188
    170,000      BB-         Integrated Electrical Services, 9.375% due 2/1/09...........        138,550
--------------------------------------------------------------------------------------------------------
                                                                                                 180,738
--------------------------------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 0.7%
                             Allied Waste Industries, Inc.:
     25,000      BB-           7.875% due 1/1/09.........................................         21,437
    225,000      B+            10.000% due 8/1/09 (a)....................................        189,000
    165,000      B+          IT Group Inc., 11.250% due 4/1/09...........................        148,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(b)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 0.7% (CONTINUED)
$    15,000      CCC+        Metal Management Inc., 10.000% due 5/15/08..................    $     8,325
     90,000      B+          URS Corp., 12.250% due 5/1/09...............................         92,700
--------------------------------------------------------------------------------------------------------
                                                                                                 459,962
--------------------------------------------------------------------------------------------------------
FINANCE COMPANIES -- 0.1%
     65,000      CCC+        Madison River Capital, 13.250% due 3/1/10 (c)...............         58,825
--------------------------------------------------------------------------------------------------------
FOOD DISTRIBUTORS -- 1.2%
     70,000      B-          Agrilink Foods Inc., 11.875% due 11/1/08....................         54,950
    640,000      B-          Carrols Corp., 9.500% due 12/1/08...........................        537,600
     80,000      B           International Home Foods, 10.375% due 11/1/06...............         86,000
     60,000      B-          Premier International Foods PLC, 12.000% due 9/1/09 (a)(c)..         54,000
     40,000      B           SC International Services, 9.250% due 9/1/07................         38,200
--------------------------------------------------------------------------------------------------------
                                                                                                 770,750
--------------------------------------------------------------------------------------------------------
FOODS - SPECIALTY/CANDY -- 0.1%
    100,000      B-          B&G Foods Inc., 9.625% due 8/1/07...........................         70,500
     60,000      CCC+        Imperial Holly, 9.750% due 12/15/07.........................         11,775
--------------------------------------------------------------------------------------------------------
                                                                                                  82,275
--------------------------------------------------------------------------------------------------------
FOREST PRODUCTS -- 0.5%
    275,000      B           Ainsworth Lumber, 12.500% due 7/15/07.......................        274,313
     50,000      B+          Millar Western Forest Products, 9.875% due 5/15/08..........         47,000
--------------------------------------------------------------------------------------------------------
                                                                                                 321,313
--------------------------------------------------------------------------------------------------------
HEALTH INDUSTRY SERVICES -- 0.0%
     40,000      BBB         HEALTHSOUTH Corp., 6.875% due 6/15/05.......................         34,300
--------------------------------------------------------------------------------------------------------
HOME FURNISHINGS -- 0.1%
     75,000      B           Falcon Products Inc., 11.375% due 6/15/09...................         71,906
--------------------------------------------------------------------------------------------------------
HOMEBUILDING -- 0.3%
     65,000      Ba1*        D.R. Horton Inc., 8.000% due 2/1/09.........................         56,875
    140,000      BB+         Lennar Corp., 9.950% due 5/1/10 (c).........................        138,600
--------------------------------------------------------------------------------------------------------
                                                                                                 195,475
--------------------------------------------------------------------------------------------------------
HOTELS/RESORTS -- 0.8%
    270,000      B-          Courtyard By Marriott, 10.750% due 2/1/08...................        265,275
     50,000      BB          HMH Properties Inc., 8.450% due 12/01/08....................         46,563
                             Intrawest Corp.:
    125,000      B+            9.750% due 8/15/08........................................        124,375
    120,000      B+            10.500% due 2/1/10........................................        123,000
--------------------------------------------------------------------------------------------------------
                                                                                                 559,213
--------------------------------------------------------------------------------------------------------
INTERNET SERVICES -- 1.4%
     60,000      Caa2*       Cybernet Internet Services International, Inc. 14.000% due
                               7/1/09 (d)................................................         30,300
    180,000      B           Exodus Communications, Inc., 11.625% due 7/15/10 (c)........        181,350
                             PSInet Inc.:
     45,000      B-            11.500% due 11/1/08.......................................         42,525
    145,000      B-            11.000% due 8/1/09........................................        134,850
    135,000      B3*         Rhythms Netconnections, 14.000% due 2/15/10 (a)(c)..........         98,550

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(b)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
INTERNET SERVICES -- 1.4% (CONTINUED)
                             Verio Inc.:
$   115,000      B-            10.375% due 4/1/05........................................    $   121,325
    185,000      B-            11.250% due 12/1/08.......................................        208,587
    125,000      B-            10.625% due 11/15/09......................................        139,219
--------------------------------------------------------------------------------------------------------
                                                                                                 956,706
--------------------------------------------------------------------------------------------------------
LEISURE/MOVIES/ENTERTAINMENT  -- 0.1%
    125,000      B-          Premier Parks, Inc., step bond to yield 11.191% due
                               4/1/08....................................................         85,469
--------------------------------------------------------------------------------------------------------
MEDICAL SPECIALTIES -- 0.2%
    155,000      B-          Hanger Orthopedic Group, 11.250% due 6/15/09 (a)............        135,625
--------------------------------------------------------------------------------------------------------
MULTI-SECTOR COMPANIES -- 0.6%
    425,000      B-          Triarc Consumer & Beverage, 10.250% due 2/15/09.............        413,312
--------------------------------------------------------------------------------------------------------
NEWSPAPERS -- 0.1%
     45,000      B+          Garden State Newspapers, 8.625% due 7/1/11..................         39,375
--------------------------------------------------------------------------------------------------------
OIL AND GAS PRODUCTION -- 1.3%
                             Belco Oil & Gas Corp.:
    200,000      B             10.500% due 4/1/06........................................        202,250
    105,000      B             8.875% due 9/15/07........................................         97,650
    125,000      B           Canadian Forest Oil Corp., 10.500% due 1/15/06..............        127,812
     45,000      B           Chesapeake Energy Corp., 9.625% due 5/1/05..................         43,875
    170,000      B+          Nuevo Energy Co., 9.500% due 6/1/08.........................        168,725
     30,000      B-          Range Resources Corp., 8.750% due 1/15/07...................         25,950
    150,000      B           Stone Energy Corp., 8.750% due 9/15/07......................        143,250
     35,000      BB-         Vintage Petroleum, 9.750% due 6/30/09.......................         35,788
--------------------------------------------------------------------------------------------------------
                                                                                                 845,300
--------------------------------------------------------------------------------------------------------
OIL/GAS TRANSMISSION -- 0.0%
     20,000      BB-         Leviathan Gas & Pipeline Corp., 10.375% due 6/1/09..........         20,300
--------------------------------------------------------------------------------------------------------
OIL REFINING/MARKETING -- 0.1%
     70,000      B           Clark USA, 10.875% due 12/1/05..............................         38,850
--------------------------------------------------------------------------------------------------------
PAPER -- 0.8%
     40,000      B           Doman Industries Limited, 8.750% due 3/15/04................         31,200
    360,000      CCC+        Repap New Brunswick, 10.625% due 4/15/05....................        318,600
                             Riverwood International:
     50,000      B-            10.625% due 8/1/07........................................         48,750
    155,000      CCC+          10.875% due 4/1/08........................................        137,175
--------------------------------------------------------------------------------------------------------
                                                                                                 535,725
--------------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.2%
    110,000      B           King Pharmaceuticals, Inc., 10.750% due 2/15/09.............        113,850
--------------------------------------------------------------------------------------------------------
PHOTOGRAPHIC PRODUCTS -- 0.6%
    375,000      BB-         Polaroid Corp., 11.500% due 2/15/06 (a).....................        391,875
--------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
     75,000      NR          Ocwen Asset Investment, 11.500% due 7/1/05..................         55,875
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(b)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
RENTAL/LEASING COMPANIES -- 0.4%
$    95,000      BB-         Avis Rent A Car Inc., 11.000% due 5/1/09....................    $    99,512
                             United Rentals:
    100,000      BB-           9.250% due 1/15/09 (a)....................................         90,750
     75,000      BB-           9.000% due 4/1/09 (a).....................................         66,750
--------------------------------------------------------------------------------------------------------
                                                                                                 257,012
--------------------------------------------------------------------------------------------------------
RETAIL - OTHER SPECIALTY STORES -- 0.0%
     45,000      B-          Advance Stores Co., Inc., 10.250% due 4/15/08 (c)...........         37,350
--------------------------------------------------------------------------------------------------------
SAVINGS AND LOANS ASSOCIATIONS -- 0.1%
    100,000      CCC+        Ocwen Capital Trust I, 10.875% due 8/1/27...................         53,500
--------------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 0.1%
     30,000      B1*         Amkor Technologies Inc., 10.500% due 5/1/09 (a).............         30,188
     15,000      B           Fairchild Semiconductor, 10.125% due 3/15/07................         15,225
--------------------------------------------------------------------------------------------------------
                                                                                                  45,413
--------------------------------------------------------------------------------------------------------
STEEL/IRON ORE -- 0.7%
     65,000      BB-         The LTV Corp., 11.750% due 11/15/09.........................         54,925
    105,000      B+          Russel Metals Inc., 10.000% due 6/1/09......................        100,406
    125,000      B+          WCI Steel Inc., 10.000% due 12/1/04.........................        116,875
    270,000      B-          WHX Corp., 10.500% due 4/15/05 (a)..........................        211,950
--------------------------------------------------------------------------------------------------------
                                                                                                 484,156
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.4%
     85,000      B+          Call-Net Enterprises, Inc., 9.375% due 5/15/09..............         52,700
                             Esprit Telecom:
    100,000      B-            11.500% due 12/15/07 (a)..................................         71,500
    100,000      B-            10.875% due 6/15/08.......................................         68,500
                             Focal Communications Corp.:
     70,000      B             11.875% due 1/15/10 (c)...................................         70,700
     80,000      B             Step bond to yield 13.112% due 2/15/08....................         54,400
     35,000      BB          Global Crossing Holding Ltd., 9.500% due 11/1/09............         33,950
     85,000      CCC+        GT Group Telecom, step bond to yield 13.250% due 2/1/10
                               (c)(d)....................................................         47,600
    245,000      B           Hermes Europe Rail, 10.375% due 1/15/09 (a).................        200,900
     95,000      CCC+        KMC Telecom Holdings Inc., step bond to yield 15.889% due
                               2/15/08...................................................         45,125
    335,000      B           Level 3 Communications, step bond to yield 12.875% due
                               3/15/10...................................................        185,088
     30,000      B+          Mcleod USA Inc., 8.125% due 2/15/09.........................         27,150
    220,000      B+          Metromedia Fiber Network, 10.000% due 11/15/08..............        217,800
    105,000      B-          MGC Communications, Inc., 13.000% due 4/1/10 (c)............         99,225
                             Nextlink Communications:
    100,000      B             10.750% due 6/1/09........................................         99,000
    220,000      B             Step bond to yield 12.066% due 6/1/09.....................        136,400
    235,000      B             Step bond to yield 12.401% due 12/1/09 (c)................        136,300
     30,000      B-          Primus Telecom Group, 11.750% due 8/1/04....................         24,150
    160,000      B-          Tele1 Europe BV, 13.000% due 5/15/09........................        163,200
    100,000      B-          Versatel Telecom BV, 13.250% due 5/15/08 (d)................        102,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(b)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.4% (CONTINUED)
$   175,000      B-          Viatel Inc., 11.500% due 3/15/09............................    $   136,500
    300,000      B-          World Access, Inc., 13.250% due 1/15/08.....................        270,000
--------------------------------------------------------------------------------------------------------
                                                                                               2,242,438
--------------------------------------------------------------------------------------------------------
TELEPHONE - CELLULAR -- 2.5%
    125,000      Caa1*       AirGate PCS, Inc., step bond to yield 13.267% due 1/10/09...         85,800
     45,000      CCC+        Alamosa PCS Holdings Inc., step bond to yield 14.290% due
                               2/15/10 (a)...............................................         23,625
     70,000      B-          Centennial Cellular, 10.750% due 12/15/08...................         68,338
                             Crown Castle International Corp.:
     50,000      B             10.750% due 8/1/11 (a)....................................         50,937
    220,000      B             Step bond to yield 11.287% due 5/15/11 (a)................        135,575
     55,000      NR          Dobson/Sygnet Communications Corp., 12.250% due 12/15/08....         58,850
    190,000      B-          Microcell Telecommunications, step bond to yield 11.734% due
                               6/1/09....................................................        125,875
     50,000      B-          Millicom International Cellular, step bond to yield 15.950%
                               due 6/1/06................................................         42,750
                             Nextel Communications:
     80,000      B1*           9.375% due 11/15/09.......................................         76,800
     80,000      B1*           Step bond to yield 10.655% due 9/15/07....................         63,200
    290,000      B1*           Step bond to yield 10.593% due 2/15/08....................        213,875
    360,000      B-          Spectrasite Holdings Inc., step bond to yield 11.250% due
                               4/15/09...................................................        212,400
                             Telesystems International:
     10,000      CCC+          Series B, step bond to yield 17.226% due 6/30/07..........          7,000
    215,000      CCC+          Series C, step bond to yield 11.952% due 11/1/07..........        130,075
    190,000      B3*         Triton PCS Inc., step bond to yield 11.508% due 5/1/08......        138,700
                             VoiceStream Wireless Corp.:
     60,000      B2*           11.625% due 8/15/06.......................................         65,100
     55,000      B2*           Step bond to yield 11.875% due 11/15/09...................         37,263
                             Winstar Communications:
     55,000      B-            12.750% due 4/15/10 (c)...................................         51,562
    120,000      B-            Step bond to yield 15.450% due 4/15/10 (c)................         56,400
--------------------------------------------------------------------------------------------------------
                                                                                               1,644,125
--------------------------------------------------------------------------------------------------------
TEXTILES -- 0.1%
     75,000      BB          Westpoint Stevens Inc., 7.875% due 6/15/05..................         63,000
--------------------------------------------------------------------------------------------------------
TRANSPORTATION - MARINE -- 0.3%
    210,000      B-          Oglebay Norton Co., 10.000% due 2/1/09......................        192,150
--------------------------------------------------------------------------------------------------------
UNREGULATED POWER GENERATION -- 1.2%
                             AES Corp.:
    310,000      B+            10.250% due 7/15/06.......................................        310,775
    285,000      BB            9.500% due 6/1/09.........................................        280,725
    200,000      BB+         Calpine Corp., 10.500% due 5/15/06..........................        209,000
--------------------------------------------------------------------------------------------------------
                                                                                                 800,500
--------------------------------------------------------------------------------------------------------
WHOLESALE DISTRIBUTORS -- 0.1%
     60,000      B           Buhrman U.S. Inc., 12.250% due 11/1/09 (c)..................         63,300
--------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS AND NOTES (Cost -- $19,218,772).......     18,022,316
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(b)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES -- 0.0%
--------------------------------------------------------------------------------------------------------
CONTRACT DRILLING -- 0.0%
$    20,000      B-          Parker Drilling Co., 5.500% due 8/1/04 (Cost -- $14,732)....    $    16,475
--------------------------------------------------------------------------------------------------------
  SHARES                                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
COMMON STOCK (e) -- 0.1%
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - OTHER -- 0.1%
      5,226                  Tele1 Europe Holding AB, ADR................................         63,040
        942                  World Access, Inc...........................................         10,428
--------------------------------------------------------------------------------------------------------
                             TOTAL COMMON STOCK (Cost -- $23,590)........................         73,468
--------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
--------------------------------------------------------------------------------------------------------
HOSPITAL/NURSING MANAGEMENT -- 0.2%
    175,000                  Fresenius Medical Cap Trust, 9.000%.........................        166,687
--------------------------------------------------------------------------------------------------------
SAVINGS AND LOANS ASSOCIATIONS -- 0.1%
      2,400                  California Federal Preferred Capital Corp., Series A, 9.125%
                               Exchangeable..............................................         50,850
--------------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCK (Cost -- $239,163)....................        217,537
--------------------------------------------------------------------------------------------------------
WARRANTS (e) -- 0.2%
--------------------------------------------------------------------------------------------------------
BROADCASTING -- 0.0%
        150                  Australis Holdings, Expire 10/30/01 (c).....................              1
        450                  UIH Australia, Expire 5/15/06...............................         13,500
--------------------------------------------------------------------------------------------------------
                                                                                                  13,501
--------------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 0.0%
        750                  Wireless One Inc., Expire 10/19/00..........................              8
--------------------------------------------------------------------------------------------------------
INTERNET SERVICES -- 0.1%
         60                  Cybernet Internet Services International, Inc., Expire
                               7/1/09 (c)................................................          1,800
        125                  Splitrock Service, Expire 7/15/08...........................         23,312
        225                  WAM! Net Inc., Expire 3/1/05................................          2,616
--------------------------------------------------------------------------------------------------------
                                                                                                  27,728
--------------------------------------------------------------------------------------------------------
PRINTING/FORMS -- 0.0%
         60                  Merrill Corp., Expire 5/1/09................................              6
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - OTHER -- 0.1%
        150                  RSL Communications Ltd., Expire 11/15/06....................          6,881
        100                  Versatel Telecom, Expire 5/15/08 (c)........................         52,500
--------------------------------------------------------------------------------------------------------
                                                                                                  59,381
--------------------------------------------------------------------------------------------------------
TELEPHONE - CELLULAR -- 0.0%
        100                  Iridium World Communications, Expire 7/15/05 (c)............              1
--------------------------------------------------------------------------------------------------------
                             TOTAL WARRANTS (Cost -- $10,502)............................        100,625
--------------------------------------------------------------------------------------------------------
                             TOTAL HIGH YIELD SECTOR (Cost -- $19,506,759)...............     18,430,421
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT+                                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
INTERNATIONAL SECTOR -- 16.5%
--------------------------------------------------------------------------------------------------------
BONDS -- 16.5%
--------------------------------------------------------------------------------------------------------
BELGIUM -- 0.0%
     40,000 EUR              Flag Telecom Holdings Ltd., 11.625% due 3/30/10 (c).........    $    35,085
--------------------------------------------------------------------------------------------------------
CANADA -- 0.3%
    300,000                  KFW International Finance, 9.500% due 5/13/02...............        213,322
--------------------------------------------------------------------------------------------------------
DENMARK -- 1.9%
 10,000,000                  Kingdom of Denmark, 4.000% due 3/15/02......................      1,245,485
--------------------------------------------------------------------------------------------------------
EUROPE -- 3.1%
  2,000,000 EUR              Buoni Poliennali Del Tes, 3.250% due 4/15/04................      1,786,060
    300,000 EUR              Republic of Italy, 6.000% due 4/2/04........................        293,805
--------------------------------------------------------------------------------------------------------
                                                                                               2,079,865
--------------------------------------------------------------------------------------------------------
GERMANY -- 4.3%
  1,000,000 EUR              Bundesobligation, 3.500% due 11/11/03.......................        914,262
  2,000,000 EUR              Bundesobligation, 3.250% due 2/17/04 (a)....................      1,806,957
    175,000                  Esprit Telecom, 11.500% due 12/15/07........................         64,755
    100,000                  Texon International, 10.000% due 2/1/08.....................         45,825
--------------------------------------------------------------------------------------------------------
                                                                                               2,831,799
--------------------------------------------------------------------------------------------------------
NETHERLANDS -- 0.1%
     40,000 EUR              Versatel Telecom, NV, 11.250% due 3/30/10 (c)...............         36,139
--------------------------------------------------------------------------------------------------------
SWEDEN -- 1.7%
 10,000,000                  Swedish Government, 5.500% due 4/12/02......................      1,148,518
--------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 4.8%
    500,000                  European Investment Bank, 7.000% due 12/8/03................        770,856
    500,000                  Interamer Development Bank, 7.125% due 11/26/04.............        775,073
     75,000 EUR              Jazztel PLC, 13.250% due 12/15/09 (c).......................         65,065
     50,000 EUR              Jazztel PLC, 14.000% due 7/15/10 (c)........................         48,410
  1,000,000                  United Kingdom Treasury, 6.500% due 12/7/03.................      1,542,200
--------------------------------------------------------------------------------------------------------
                                                                                               3,201,604
--------------------------------------------------------------------------------------------------------
UNITED STATES -- 0.3%
     40,000 EUR              Ineos Acrylics Finance, 10.250% due 5/15/10 (c).............         39,495
    175,000 EUR              Level 3 Communications, 11.250% due 3/15/10 (c).............        164,400
--------------------------------------------------------------------------------------------------------
                                                                                                 203,895
--------------------------------------------------------------------------------------------------------
                             TOTAL INTERNATIONAL SECTOR (Cost -- $11,975,546)............     10,995,712
--------------------------------------------------------------------------------------------------------
                             SUB-TOTAL INVESTMENTS (Cost -- $65,722,755).................     63,518,013
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT                                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.5%
$ 2,982,000                  CIBC Oppenheimer Corp., 6.450% due 7/3/00; Proceeds at
                               maturity --   $2,983,603; (Fully collateralized by U.S.
                               Treasury Bonds, 5.500% due 8/31/01; Market value --
                               $3,041,744) (Cost -- $2,982,000)..........................    $ 2,982,000
--------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100% (Cost -- $68,704,755**)...........    $66,500,013
--------------------------------------------------------------------------------------------------------

(a) All or a portion of this security is on loan (See Note 16).
(b) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Security issued with attached warrants.
(e) Non-income producing security.
 +  Face amount represents local currency, unless otherwise indicated.
**  Aggegate cost for Federal income tax purposes is substantially the same.

    See page 45 for definition of ratings.

   Currency abbreviation used in this schedule:
   --------------------------------------------
   EUR -- European Currency Unit

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                            EQUITY INCOME PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 80.7%
-----------------------------------------------------------------------------------------
GAS -- 13.6%
  12,000      The Coastal Corp............................................    $   730,500
  15,000      Southwest Gas Corp..........................................        262,500
  30,000      Williams Cos. Inc...........................................      1,250,625
-----------------------------------------------------------------------------------------
                                                                                2,243,625
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 14.8%
   9,450      AT&T Corp. .................................................        298,856
   2,000      AT&T Wireless Group (a).....................................         55,750
  10,000      Bell Atlantic Corp.+........................................        508,125
  15,000      SBC Communications Inc......................................        648,750
  20,250      WorldCom, Inc. (a)..........................................        928,969
-----------------------------------------------------------------------------------------
                                                                                2,440,450
-----------------------------------------------------------------------------------------
UTILITIES -- 52.3%
  25,000      Cinergy Corp................................................        635,938
  13,159      Dominion Resources, Inc. ...................................        564,192
  30,000      DQE Inc. ...................................................      1,185,000
  15,000      Edison International........................................        307,500
  20,000      Energen Corp. ..............................................        436,250
  10,000      Energy East Corp. ..........................................        190,625
  15,000      FirstEnergy Corp. ..........................................        350,625
  20,000      The Montana Power Co. ......................................        706,250
  15,000      National Fuel Gas Co. ......................................        731,250
  20,000      Niagara Mohawk Power Co. (a)................................        278,750
  18,457      NSTAR.......................................................        750,969
  21,000      Peco Energy Co. ............................................        846,562
  14,500      Pinnacle West Capital Co. ..................................        491,188
  30,000      Unicom Corp. ...............................................      1,160,625
-----------------------------------------------------------------------------------------
                                                                                8,635,724
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $10,144,583)....................     13,319,799
-----------------------------------------------------------------------------------------

  FACE
 AMOUNT     RATING(b)                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 8.5%
-----------------------------------------------------------------------------------------------------
UTILITIES -- 8.5%
$250,000      A2*         Dayton Power & Light Co., First Mortgage, 8.150% due
                            1/15/26...................................................        239,688
 300,000      A1*         Kentucky Utilities Co., First Mortgage, 8.550% due
                            5/15/27...................................................        306,000
                          New York State Electric & Gas Corp., First Mortgage:
 250,000      A             8.300% due 12/15/22.......................................        245,000
 250,000      A             7.450% due 7/15/23........................................        227,813
 425,000      AA+         Wisconsin Public Service Corp., First Mortgage, 7.125% due
                            7/1/23....................................................        381,968
-----------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS AND NOTES (Cost -- $1,470,522)........      1,400,469
-----------------------------------------------------------------------------------------------------
                          SUB-TOTAL INVESTMENTS (Cost -- $11,615,105).................     14,720,268
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                            EQUITY INCOME PORTFOLIO

   FACE
  AMOUNT                                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.8%
$1,777,000                  Goldman, Sachs & Co., 6.450% due 7/3/00; Proceeds at
                              maturity -- $1,777,955; (Fully collateralized by U.S.
                              Treasury Bills, Notes, and Bonds, 0.000% to 12.000% due
                              8/15/00 to 11/15/28; Market value -- $1,812,541)
                              (Cost -- $1,777,000)......................................    $ 1,777,000
-------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS -- 100% (Cost -- $13,392,105**)...........    $16,497,268
-------------------------------------------------------------------------------------------------------

 + On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
(a) Non-income producing security.
(b) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 45 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
COMMON STOCK -- 99.8%
---------------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 2.6%
     15,749      Air Products & Chemicals, Inc. .............................    $    485,266
     15,164      Alcan Aluminum Ltd. ........................................         470,084
     59,566      Alcoa, Inc. ................................................       1,727,414
      5,927      Allegheny Technologies, Inc. ...............................         106,686
     13,016      Allied Waste Industries, Inc. (a)...........................         130,160
      7,745      Avery Dennison Corp. .......................................         519,883
     27,125      Barrick Gold Corp. .........................................         493,336
      3,587      Bemis, Inc. ................................................         120,613
      9,656      Bethlehem Steel Corp. (a)...................................          34,399
      3,774      Boise Cascade Corp. ........................................          97,652
     46,519      Dow Chemical Co. ...........................................       1,404,293
     72,138      E.I. du Pont de Nemours & Co. ..............................       3,156,037
      8,761      Engelhard Corp. ............................................         149,485
      2,065      FMC Corp. (a)...............................................         119,770
     10,722      Freeport-McMoRan Copper & Gold, Inc., Class B Shares........          99,178
     11,879      Georgia Pacific Corp. ......................................         311,824
      3,694      Great Lakes Chemical Corp. .................................         116,361
      7,516      Hercules, Inc. .............................................         105,694
     17,512      Homestake Mining Co. .......................................         120,395
     12,305      Inco Ltd. ..................................................         189,190
     33,173      International Paper Co. ....................................         988,970
      6,109      ITT Industries, Inc. .......................................         185,561
     38,239      Kimberly-Clark Corp. .......................................       2,193,963
      7,371      Louisiana Pacific Corp. ....................................          80,160
     19,446      Maxim Integrated Products, Inc. (a).........................       1,321,113
      6,963      Mead Corp. .................................................         175,816
     13,588      Molex, Inc. ................................................         653,922
     11,736      Newmont Mining Corp. .......................................         253,791
      5,796      Nucor Corp. ................................................         192,355
      5,462      Phelps Dodge Corp. .........................................         203,118
     22,313      Placer Dome, Inc. ..........................................         213,368
      2,065      Potlatch Corp. .............................................          68,403
     12,000      PPG Industries, Inc. .......................................         531,750
     10,820      Praxair, Inc. ..............................................         405,074
      7,900      Quintiles Transnational Corp. (a)...........................         111,588
     14,976      Rohm & Haas Co. ............................................         516,672
      5,921      Sigma-Aldrich Corp. ........................................         173,189
      9,197      Union Carbide Corp. ........................................         455,252
     32,402      United Technologies Corp. ..................................       1,907,668
      6,194      USX-U.S. Steel Group........................................         114,976
      4,536      W.R. Grace & Co. (a)........................................          54,999
     42,906      Waste Management, Inc. .....................................         815,214
      6,880      Westvaco Corp. .............................................         170,710
     16,129      Weyerhaeuser Co. ...........................................         693,547

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 2.6% (CONTINUED)
      7,610      Willamette Industries, Inc. ................................    $    207,372
      6,115      Worthington Industries, Inc. ...............................          64,208
---------------------------------------------------------------------------------------------
                                                                                   22,710,479
---------------------------------------------------------------------------------------------
BUILDING MATERIALS -- 0.0%
      6,972      Vulcan Materials Co. .......................................         297,617
---------------------------------------------------------------------------------------------
CAPITAL GOODS -- 6.1%
      2,596      Armstrong World Industries, Inc. ...........................          39,751
      7,465      The B.F. Goodrich Co. ......................................         254,277
     62,524      Boeing Co. .................................................       2,614,285
      1,486      Briggs & Stratton Corp. ....................................          50,895
     23,962      Caterpillar, Inc. ..........................................         811,713
      3,909      Centex Corp. ...............................................          91,861
      6,425      Cooper Industries, Inc. ....................................         209,214
      4,025      Crane Co. ..................................................          97,858
      2,861      Cummins Engine, Inc. .......................................          77,962
     10,647      Dana Corp. .................................................         225,583
      9,675      Danaher Corp. ..............................................         478,308
     16,053      Deere & Co. ................................................         593,961
     38,504      Delphi Automotive Systems Corp. ............................         560,714
     13,996      Dover Corp. ................................................         567,713
      4,945      Eaton Corp. ................................................         331,315
     29,418      Emerson Electric Co. .......................................       1,776,112
      5,126      Fluor Corp. ................................................         162,110
     13,823      General Dynamics Corp. .....................................         722,252
    681,094      General Electric Co.........................................      36,097,982
     20,710      Illinois Tool Works, Inc. ..................................       1,180,470
     11,042      Ingersoll Rand Co. .........................................         444,440
      5,890      Johnson Controls, Inc. .....................................         302,231
      3,189      Kaufman & Broad Home Corp. .................................          63,182
     27,727      Lockheed Martin Corp. ......................................         687,976
      4,368      Navistar International Corp. (a)............................         135,681
      4,848      Northrop Grumman Corp. .....................................         321,180
      3,822      Owens-Corning Fiberglass Corp. .............................          35,353
      9,879      Owens-Illinois..............................................         115,461
      5,188      PACCAR, Inc. ...............................................         205,899
      7,658      Parker Hannifin Corp. ......................................         262,287
      5,055      Progressive Corp. ..........................................         374,070
     23,454      Raytheon Corp., Class B Shares..............................         451,490
     12,835      Rockwell International Corp. ...............................         404,303
      6,011      Stanley Works...............................................         142,761
      9,861      Textron, Inc. ..............................................         535,576
     10,940      Thermo Electron Corp. (a)...................................         230,424
      3,907      Thomas & Betts Corp. .......................................          74,722
      4,212      Timken Co. .................................................          78,449
      8,552      TRW, Inc. ..................................................         370,943
---------------------------------------------------------------------------------------------
                                                                                   52,180,764
---------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.9%
      5,804      Black & Decker Corp. .......................................    $    228,170
      4,939      Cooper Tire & Rubber Co. ...................................          54,946
     19,005      Corning, Inc. ..............................................       5,128,974
     83,039      Ford Motor Co. .............................................       3,570,677
     36,854      General Motors Corp. .......................................       2,139,836
     12,285      Genuine Parts Co. ..........................................         245,700
     10,643      Goodyear Tire & Rubber Co. .................................         212,860
     13,490      Leggett & Platt, Inc. ......................................         222,585
     30,947      Masco Corp. ................................................         558,980
      5,370      Maytag Corp. ...............................................         198,019
     18,488      Newell Rubbermaid, Inc. ....................................         476,066
      2,841      Pulte Corp. ................................................          61,437
     13,727      Siebel Systems, Inc. (a)....................................       2,245,222
      4,056      Snap-On, Inc. ..............................................         107,991
      3,341      Tektronix, Inc. ............................................         247,234
      4,924      Tiffany & Co. ..............................................         332,370
     10,873      Visteon Corp. ..............................................         131,830
      5,038      Whirlpool Corp. ............................................         234,897
---------------------------------------------------------------------------------------------
                                                                                   16,397,794
---------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 7.0%
     31,144      Anheuser-Busch Cos., Inc. ..................................       2,326,067
     41,363      Archer-Daniels-Midland Co. .................................         405,874
      9,150      Autozone, Inc. (a)..........................................         201,300
     16,395      Avon Products, Inc. ........................................         729,577
      2,180      Ball Corp. .................................................          70,169
      9,642      Bed Bath & Beyond Inc. (a)..................................         349,522
     14,046      Best Buy Co., Inc. (a)......................................         888,409
      4,718      Brown-Forman Corp., Class B Shares..........................         253,592
     28,982      Campbell Soup Co. ..........................................         844,101
     16,211      Clorox Co. .................................................         726,455
    170,399      The Coca Cola Co. ..........................................       9,787,293
     28,752      Coca Cola Enterprises, Inc. ................................         469,017
     39,726      Colgate Palmolive Co. ......................................       2,378,594
     33,964      Conagra, Inc. ..............................................         647,439
      2,586      Coors Adolph Co., Class B Shares............................         156,453
      8,667      Crown Cork & Seal, Inc. ....................................         130,005
      5,363      Eastman Chemical Co. .......................................         256,083
     21,366      Eastman Kodak Co. ..........................................       1,271,277
     19,945      FDX Corp. ..................................................         757,910
     14,286      Fort James Corp. ...........................................         330,363
     10,932      Fortune Brands, Inc. .......................................         252,119
     19,977      General Mills, Inc. ........................................         764,120
     71,756      Gillette Co. ...............................................       2,506,975
     24,282      H.J. Heinz Co. .............................................       1,062,337
     11,721      Hasbro, Inc. ...............................................         176,548
      9,460      Hershey Foods Corp. ........................................         458,810
      7,117      International Flavors & Fragrances, Inc. ...................         214,844

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 7.0% (CONTINUED)
     28,001      Kellogg Co. ................................................    $    833,030
      3,822      Liz Claiborne, Inc. ........................................         134,725
     29,070      Mattel, Inc. ...............................................         383,361
     92,074      McDonald's Corp. ...........................................       3,032,688
     27,217      Minnesota Mining & Manufacturing Co. .......................       2,245,402
     22,339      Nabisco Group Holdings Corp. ...............................         579,418
     18,743      Nike Inc., Class B Shares...................................         746,206
     22,465      Office Depot, Inc. .........................................         140,407
     99,298      PepsiCo, Inc. ..............................................       4,412,555
    157,479      Philip Morris Cos., Inc. ...................................       4,183,036
      3,287      Polaroid Corp. .............................................          59,371
     90,086      Procter & Gamble Co. .......................................       5,157,424
      8,959      Quaker Oats Co. ............................................         673,045
     21,202      Ralston Purina Group........................................         422,715
      3,753      Reebok International Ltd. (a)...............................          59,813
      2,241      Russell Corp. ..............................................          44,820
     59,783      Sara Lee Corp. .............................................       1,154,559
     30,032      Seagram Ltd. ...............................................       1,741,856
     11,368      The Sherwin Williams Co. ...................................         240,860
     12,573      Starbucks Corp. (a).........................................         480,131
     31,335      Target Corp. ...............................................       1,817,430
     10,030      Tricon Global Restaurants, Inc. (a).........................         283,348
      4,047      Tupperware Corp. ...........................................          89,034
     39,288      Unilever NV, New York Shares................................       1,689,384
     11,278      UST, Inc. ..................................................         165,646
      7,863      VF Corp. ...................................................         187,238
      7,820      William Wrigley Jr. Co. ....................................         627,066
---------------------------------------------------------------------------------------------
                                                                                   59,999,821
---------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 12.0%
         46      Abercrombie & Fitch Co., Class A Shares.....................             561
      3,750      Alberto Culver Co., Class B Shares..........................         114,609
     29,180      Albertsons, Inc. ...........................................         970,235
    158,203      America Online, Inc. .......................................       8,345,208
      4,273      American Greetings Corp., Class A Shares....................          81,187
     43,245      Automatic Data Processing, Inc. ............................       2,316,310
     18,893      Bestfoods...................................................       1,308,340
      6,161      Brunswick Corp. ............................................         102,041
     41,641      Carnival Corp. .............................................         811,999
     49,784      Cendant Corp. (a)...........................................         696,976
      9,788      CenturyTel, Inc. ...........................................         281,405
     13,914      Circuit City Stores, Inc. ..................................         461,771
     23,328      Clear Channel Communications, Inc. .........................       1,749,600
     61,872      Comcast Corp., Class A Shares...............................       2,505,816
      7,863      Consolidated Stores Corp. ..................................          94,356
     10,542      Convergys, Corp. (a)........................................         546,866
     30,757      Costco Cos., Inc. (a).......................................       1,014,981
     26,848      CVS Corp. ..................................................       1,073,920

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 12.0% (CONTINUED)
      8,371      Darden Restaurants, Inc. ...................................    $    136,029
      4,816      Deluxe Corp. ...............................................         113,477
      6,552      Dillard Department Stores, Inc., Class A Shares.............          80,262
     22,434      Dollar General Corp. .......................................         437,463
      6,115      Dow Jones & Co. Inc. .......................................         447,924
     11,180      Dun & Bradstreet Corp. .....................................         320,027
      8,869      Ecolab, Inc. ...............................................         346,446
     77,789      Eli Lilly & Co. ............................................       7,769,177
      9,638      Equifax, Inc. ..............................................         252,997
     14,849      Federated Department Stores, Inc. (a).......................         501,154
     18,306      Gannett, Inc. ..............................................       1,094,928
     58,720      The Gap, Inc. ..............................................       1,835,000
      2,511      Great Atlantic & Pacific Tea Co., Inc. .....................          41,746
      4,992      Harcourt General, Inc. .....................................         271,440
      8,499      Harrah's Entertainment, Inc. (a)............................         177,947
     25,515      Hilton Hotels Corp. ........................................         239,203
    159,342      Home Depot, Inc. ...........................................       7,957,141
     20,755      The Interpublic Group of Cos., Inc. ........................         892,465
     18,078      J.C. Penney Co. ............................................         333,313
     32,523      Kmart Corp. (a).............................................         221,563
      5,286      Knight Ridder, Inc. ........................................         281,149
     22,490      Kohls Corp. ................................................       1,251,006
     57,647      Kroger Co. (a)..............................................       1,271,837
     29,772      The Limited, Inc. ..........................................         643,819
      2,556      Longs Drug Stores Corp. ....................................          55,593
     26,248      Lowe's Cos., Inc. ..........................................       1,077,808
     16,590      Marriott International, Inc. ...............................         598,277
     22,989      May Department Stores Co. ..................................         551,736
     13,466      McGraw Hill Cos., Inc. .....................................         727,164
      3,541      Meredith Corp. .............................................         119,509
      3,019      National Service Industries, Inc. ..........................          58,870
     11,738      New York Times Co., Class A Shares..........................         463,651
      9,220      Nordstrom, Inc. ............................................         222,432
     12,258      Omnicom Group, Inc. ........................................       1,091,728
     25,520      Paycheck Inc. ..............................................       1,071,840
      8,485      R.R. Donnelley & Sons Co. ..................................         191,443
     12,774      RadioShack Corp. ...........................................         605,168
     17,367      Rite Aid Corp. .............................................         113,971
      8,783      Sabre Holdings Corp. (a)....................................         250,316
     34,137      Safeway, Inc. (a)...........................................       1,540,432
      5,712      Sealed Air Corp. (a)........................................         299,166
     24,236      Sears, Roebuck & Co. .......................................         790,700
      1,255      Spring Industries, Inc. ....................................          40,396
     33,289      Staples, Inc. (a)...........................................         511,819
      9,115      SuperValu, Inc. ............................................         173,755
     22,897      Sysco Corp. ................................................         964,536
      3,708      Temple Inland, Inc. ........................................         155,736
     90,554      Time Warner, Inc. ..........................................       6,882,104

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 12.0% (CONTINUED)
      4,017      Times Mirror Co., Class A Shares............................    $    366,551
     20,523      TJX Cos., Inc. .............................................         384,806
     14,612      Toys 'R' Us, Inc. (a).......................................         212,787
     21,283      Tribune Co. ................................................         744,905
     18,028      TXU Corp. ..................................................         531,826
      4,508      USAirways Group, Inc. (a)...................................         175,812
    105,011      Viacom, Inc., Non Voting Shares (a).........................       7,160,438
      6,393      W.W. Grainger, Inc. ........................................         196,985
     69,538      Walgreen Co. ...............................................       2,238,255
    306,799      Wal-Mart Stores, Inc. ......................................      17,679,293
    143,117      Walt Disney Co. ............................................       5,554,729
      7,876      Wendy's International, Inc. ................................         140,291
     10,083      Winn Dixie Stores, Inc. ....................................         144,313
      4,903      Young & Rubicam Inc. .......................................         280,391
---------------------------------------------------------------------------------------------
                                                                                  103,763,226
---------------------------------------------------------------------------------------------
ENERGY -- 6.8%
     29,312      AES Corp. (a)...............................................       1,337,360
      6,177      Amerada Hess Corp. .........................................         381,430
     13,419      American Power Conversion Corp. (a).........................         547,662
      8,775      Anadorka Petroleum Corp. ...................................         432,717
      7,777      Apache Corp. ...............................................         457,385
      4,794      Ashland, Inc. ..............................................         168,090
     22,805      Baker Hughes, Inc. .........................................         729,760
     14,917      Burlington Resources, Inc. .................................         570,575
     44,864      Chevron Corp. ..............................................       3,805,028
     10,956      Cinergy Corp. ..............................................         278,693
     14,657      Coastal Corp. ..............................................         892,245
     43,107      Conoco, Inc., Class B Shares................................       1,058,816
     10,389      Constellation Energy Group..................................         338,292
     10,987      CP&L Energy, Inc. ..........................................         350,897
      1,810      Eastern Enterprises.........................................         114,030
     22,733      Edison International........................................         466,026
     16,000      El Paso Energy Co. .........................................         815,000
     50,394      Enron Corp. ................................................       3,250,413
    239,711      Exxon Mobil Corp............................................      18,817,313
     15,824      First Energy Corp. .........................................         369,886
     30,516      Halliburton Co. ............................................       1,439,973
      6,450      Kerr McGee Corp. ...........................................         380,147
     21,096      LSI Logic Corp. (a).........................................       1,141,821
      3,849      McDermott International, Inc. ..............................          33,920
      7,893      New Century Energies, Inc. .................................         236,790
     25,438      Occidental Petroleum Corp. .................................         535,788
     11,212      Pactiv Corp. (a)............................................          88,295
     17,457      Phillips Petroleum Co. .....................................         884,852
      6,485      Rowan Cos., Inc. (a)........................................         196,982
    147,651      Royal Dutch Petroleum Co. ..................................       9,089,765
      4,047      Sapient Corp. (a)...........................................         432,776

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
ENERGY -- 6.8% (CONTINUED)
     39,181      Schlumberger Ltd. ..........................................    $  2,923,882
     14,185      Sempra Energy...............................................         241,145
      6,190      Sunoco Inc. ................................................         182,218
     38,000      Texaco, Inc. ...............................................       2,023,500
      9,958      Tosco Corp. ................................................         281,936
     14,571      Transocean Sedco Forex, Inc. ...............................         778,638
     17,442      Union Pacific Resources Group, Inc. ........................         383,724
     16,792      Unocal Corp. ...............................................         556,235
     21,540      USX-Marathon Group..........................................         539,846
     30,445      Williams Cos., Inc. ........................................       1,269,176
---------------------------------------------------------------------------------------------
                                                                                   58,823,027
---------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 13.5%
      9,656      Aetna, Inc. ................................................         619,794
     18,236      AFLAC, Inc. ................................................         837,716
     51,276      Allstate Corp. .............................................       1,140,891
     91,986      American Express Co. .......................................       4,794,770
     17,166      American General Corp. .....................................       1,047,126
    106,158      American International Group, Inc. .........................      12,473,566
     27,110      AmSouth Bancorp.............................................         426,982
     50,182      Associates First Capital Corp. .............................       1,119,686
     50,808      Bank of New York Co., Inc. .................................       2,362,572
     79,096      Bank One Corp. .............................................       2,100,987
    114,096      BankAmerica Corp. ..........................................       4,906,128
     24,088      BB&T Corp. .................................................         575,101
      7,528      Bear Stearns & Co. .........................................         313,353
     13,528      Capital One Financial Corp. ................................         603,687
     93,628      Charles Schwab Corp. .......................................       3,148,242
     14,502      Charter One Financial, Inc. ................................         333,546
     85,162      Chase Manhattan Corp. ......................................       3,922,775
     12,055      Chubb Corp. ................................................         741,382
     11,199      CIGNA Corp. ................................................       1,047,106
     11,116      Cincinnati Financial Corp. .................................         349,459
    232,370      Citigroup Inc. .............................................      14,000,292
     10,727      Comerica, Inc. .............................................         481,374
     22,681      Conseco, Inc. ..............................................         221,140
      7,879      Countrywide Credit Industries, Inc. ........................         238,832
     69,415      Fannie Mae..................................................       3,622,596
     21,379      Fifth Third Bancorp. .......................................       1,352,222
     28,390      First Data Corp. ...........................................       1,408,854
     67,564      First Union Corp. ..........................................       1,676,432
     66,855      Firstar, Corp. .............................................       1,408,133
     62,081      FleetBoston Financial Corp. ................................       2,110,754
     16,780      Franklin Resources Inc. ....................................         509,692
     47,860      Freddie Mac.................................................       1,938,330
     10,788      Golden West Financial Corp. of Delaware.....................         440,285
      6,785      H&R Block, Inc. ............................................         219,664
     14,828      Hartford Financial Services Group, Inc. ....................         829,441

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 13.5% (CONTINUED)
     32,664      Household International Inc. ...............................    $  1,357,597
     15,403      Huntington Bancshares.......................................         243,560
     11,158      J.P. Morgan & Co., Inc. ....................................       1,228,775
      7,140      Jefferson Pilot Corp. ......................................         402,964
     29,714      KeyCorp. ...................................................         523,709
      8,283      Lehman Brothers Holding, Inc. ..............................         783,261
     13,104      Lincoln National Corp. .....................................         473,382
      6,746      Loews Corp. ................................................         404,760
     18,521      Marsh & McLennan Cos., Inc. ................................       1,934,287
      6,810      MBIA, Inc. .................................................         328,157
     55,362      MBNA Corp. .................................................       1,501,694
     33,772      Mellon Bank Corp. ..........................................       1,230,567
     26,722      Merrill Lynch & Co., Inc. ..................................       3,073,030
      7,315      MGIC Investment Corp. ......................................         332,832
     77,971      Morgan Stanley Dean Witter & Co. ...........................       6,491,086
     41,610      National City Corp. ........................................         709,971
     15,359      Northern Trust Corp. .......................................         999,295
      9,341      Old Kent Financial Corp. ...................................         249,866
     10,029      Paine Webber Group Inc. ....................................         456,320
     20,017      PNC Bank Corp. .............................................         938,297
      9,814      Providian Corp. ............................................         883,260
     15,197      Regions Financial Corp. ....................................         302,041
      8,930      Safeco Corp. ...............................................         177,484
     10,746      SLM Holding Corp. ..........................................         402,304
     11,437      SouthTrust Corp. ...........................................         258,762
     14,523      St. Paul Cos., Inc. ........................................         495,598
     11,047      State Street Corp. .........................................       1,171,672
     12,238      Summit BanCorp..............................................         301,361
     20,901      Suntrust Bank, Inc. ........................................         954,914
     19,453      Synovus Financial Corp. ....................................         342,859
      8,264      T. Rowe Price Associates, Inc. .............................         351,220
      8,921      Torchmark Corp. ............................................         220,237
    116,306      Tyco International Ltd. ....................................       5,509,997
     51,599      U.S. BanCorp of Oregon......................................         993,281
      9,270      Union Planters Corp. .......................................         258,981
     16,717      UnumProvident Corp. ........................................         335,385
     13,865      Wachovia Corp. .............................................         752,176
     37,760      Washington Mutual, Inc. ....................................       1,090,320
    111,020      Wells Fargo & Co. ..........................................       4,302,025
---------------------------------------------------------------------------------------------
                                                                                  116,090,197
---------------------------------------------------------------------------------------------
HEALTH CARE -- 10.9%
    106,601      Abbott Laboratories.........................................       4,750,407
      8,866      Allergan, Inc. .............................................         660,517
      7,035      Alza Corp. (a)..............................................         415,944
     89,756      American Home Products Corp. ...............................       5,273,165
     70,704      Amgen, Inc. (a).............................................       4,966,956
     17,593      Aon Corp. ..................................................         546,483

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
HEALTH CARE -- 10.9% (CONTINUED)
      3,671      Bausch & Lomb, Inc. ........................................    $    284,044
     19,982      Baxter International, Inc. .................................       1,404,984
     17,318      Becton, Dickinson & Co. ....................................         496,810
     10,163      Biogen, Inc. (a)............................................         655,513
      8,256      Biomet, Inc. (a)............................................         317,340
     27,992      Boston Scientific Corp. (a).................................         614,074
    135,853      Bristol-Myers Squibb Co. ...................................       7,913,437
      3,519      C.R. Bard, Inc. ............................................         169,351
     19,018      Cardinal Health, Inc. ......................................       1,407,332
     38,438      Columbia/HCA Healthcare Corp. ..............................       1,167,554
     21,126      Guidant Corp. ..............................................       1,045,737
     26,594      HEALTHSOUTH Corp. ..........................................         191,145
     11,605      Humana, Inc. (a)............................................          56,575
     20,385      IMS Health, Inc. ...........................................         366,930
     95,723      Johnson & Johnson...........................................       9,751,781
      4,767      Mallinckrodt Group, Inc. ...................................         207,067
      7,505      Manor Care Inc. (a).........................................          52,535
     19,356      McKesson HBOC, Inc. ........................................         405,266
     14,381      MedImmune, Inc. (a).........................................       1,064,194
     82,341      Medtronic, Inc. ............................................       4,101,611
    158,329      Merck & Co., Inc. ..........................................      12,131,960
      3,167      Millipore Corp. ............................................         238,713
      8,379      Pall Corp. .................................................         155,012
    433,429      Pfizer, Inc. ...............................................      20,804,592
     87,327      Pharmacia & Upjohn, Inc. ...................................       4,513,714
    100,880      Schering-Plough Corp. ......................................       5,094,440
      5,800      St. Jude Medical, Inc. (a)..................................         266,075
     21,614      Tenet Healthcare Corp. (a)..................................         583,578
     11,215      United Healthcare Corp. ....................................         961,686
      6,603      Watson Pharmaceutical, Inc. ................................         354,911
      4,270      Wellpoint Health Networks, Inc. ............................         309,308
---------------------------------------------------------------------------------------------
                                                                                   93,700,741
---------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 6.7%
     10,500      Advanced Micro Devices, Inc. (a)............................         811,125
     13,695      Altera Corp. (a)............................................       1,396,034
     24,394      Analog Devices, Inc. (a)....................................       1,853,944
     55,634      Applied Materials, Inc. (a).................................       5,041,831
     15,002      Conexant Systems, Inc. (a)..................................         729,472
    230,588      Intel Corp. ................................................      30,826,733
     12,819      KLA-Tencor Corp. ...........................................         750,713
     21,404      Linear Technology Corp. ....................................       1,368,518
     38,243      Micron Technology, Inc. (a).................................       3,367,774
     12,186      National Semiconductor Corp. (a)............................         691,555
      8,921      Novellus Systems, Inc. (a)..................................         504,594
     10,219      Sanmina Corp. (a)...........................................         873,725

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 6.7% (CONTINUED)
    112,673      Texas Instruments, Inc. ....................................    $  7,739,227
     22,126      Xilinx, Inc. (a)............................................       1,826,778
---------------------------------------------------------------------------------------------
                                                                                   57,782,023
---------------------------------------------------------------------------------------------
TECHNOLOGY -- 24.1%
     24,071      3Com Corp. (a)..............................................       1,387,092
      7,024      Adaptec, Inc. (a)...........................................         159,796
     21,044      ADC Telecommunications, Inc. (a)............................       1,765,065
      8,276      Adobe Systems, Inc. ........................................       1,075,880
     31,100      Agilent Technologies, Inc. (a)..............................       2,293,625
      5,542      Andrew Corp. (a)............................................         186,003
     22,403      Apple Computer, Inc. (a)....................................       1,173,357
      4,033      Autodesk, Inc. .............................................         139,895
     16,868      BMC Software, Inc. .........................................         615,418
     12,616      Cabletron Systems, Inc. (a).................................         318,554
     10,077      Ceridian Corp. (a)..........................................         242,477
    478,918      Cisco Systems, Inc. (a).....................................      30,441,225
     12,789      Citrix Systems, Inc. (a)....................................         242,192
    116,863      Compaq Computer Corp. (a)...................................       2,987,310
     40,556      Computer Associates International, Inc. ....................       2,075,960
     11,466      Computer Sciences Corp. (a).................................         856,366
     24,812      Compuware Corp. ............................................         257,424
     10,542      Comverse Technology, Inc. (a)...............................         980,406
    177,261      Dell Computer Corp. (a).....................................       8,741,183
     31,974      Electronic Data Systems Corp. ..............................       1,318,927
    149,407      EMC Corp. (a)...............................................      11,495,001
     22,183      Gateway, Inc. (a)...........................................       1,258,885
     68,870      Hewlett Packard Co. ........................................       8,600,141
     54,938      Honeywell International, Inc. ..............................       1,850,724
    122,059      International Business Machines Corp. ......................      13,373,089
      8,923      Lexmark International Group, Inc., Class A Shares (a).......         600,072
    224,210      Lucent Technologies, Inc. ..................................      13,284,442
      6,200      Mercury Interactive Corp. (a)...............................         599,850
    362,273      Microsoft Corp. (a).........................................      28,981,840
    148,270      Motorola, Inc. .............................................       4,309,097
      6,654      NCR Corp. (a)...............................................         259,090
     20,959      Network Appliance, Inc. ....................................       1,687,199
     52,222      Nextel Communications, Inc. ................................       3,195,334
    204,014      Nortel Networks Corp. ......................................      13,923,955
     22,238      Novell, Inc. (a)............................................         205,701
    195,422      Oracle Corp. (a)............................................      16,427,662
     18,616      Parametric Technology Corp. (a).............................         204,776
     14,356      PE Corp. - PE Biosystems Group..............................         945,702
     18,960      Peoplesoft, Inc. ...........................................         317,580
      3,440      Perkin-Elmer, Corp. ........................................         227,470
     17,754      Pitney Bowes, Inc. .........................................         710,160
     51,001      QUALCOMM, Inc. (a)..........................................       3,060,060
     10,959      Scientific-Atlanta, Inc. ...................................         816,446

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
TECHNOLOGY -- 24.1% (CONTINUED)
     15,646      Seagate Technology, Inc. ...................................    $    860,530
     41,008      Solectron Corp. ............................................       1,717,210
    109,259      Sun Microsystems, Inc. (a)..................................       9,935,741
     28,239      Tellabs, Inc. (a)...........................................       1,932,606
     11,937      Teradyne, Inc. (a)..........................................         877,370
     21,357      Unisys Corp. (a)............................................         311,012
     26,904      VERITAS Software Corp. (a)..................................       3,040,573
     45,866      Xerox Corp. ................................................         951,720
     37,408      Yahoo!, Inc. (a)............................................       4,633,916
---------------------------------------------------------------------------------------------
                                                                                  207,853,109
---------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.6%
     10,192      AMR Corp. ..................................................         269,451
     29,375      Burlington Northern Santa Fe Corp. .........................         673,789
     15,144      CSX Corp. ..................................................         320,863
      8,375      Delta Air Lines, Inc. ......................................         423,461
     21,002      Harley-Davidson, Inc. ......................................         808,577
      7,656      Kansas City Southern Industries, Inc. ......................         678,991
     26,419      Norfolk Southern Corp. .....................................         392,983
      4,156      Ryder Systems, Inc. ........................................          78,704
     33,940      Southwest Airlines Co. .....................................         642,739
     17,090      Union Pacific Corp. ........................................         635,535
---------------------------------------------------------------------------------------------
                                                                                    4,925,093
---------------------------------------------------------------------------------------------
UTILITIES -- 7.6%
     21,669      ALLTEL Corp. ...............................................       1,342,124
      9,448      Ameren Corp. ...............................................         318,870
     22,270      American Electric Power, Inc. ..............................         659,749
    258,387      AT&T Corp. .................................................       8,171,502
    106,451      Bell Atlantic Corp.+........................................       5,409,041
    129,514      BellSouth Corp. ............................................       5,520,534
      7,623      CMS Energy Corp. ...........................................         168,659
      5,592      Columbia Energy Group.......................................         366,975
     14,655      Consolidated Edison Co. of New York, Inc. ..................         434,154
     16,450      Dominion Resources, Inc. ...................................         705,294
      9,734      DTE Energy Co. .............................................         297,496
     25,308      Duke Energy Corp. ..........................................       1,426,738
     15,775      Entergy Corp. ..............................................         428,882
      6,808      Florida Progress Corp. .....................................         319,125
     12,258      FPL Group, Inc. ............................................         606,771
     60,593      Global Crossing Ltd. (a)....................................       1,594,353
      8,232      GPU, Inc. ..................................................         222,779
     66,312      GTE Corp.+..................................................       4,127,922
     11,883      Niagara Mohawk Holding, Inc. (a)............................         165,619
      3,294      Nicor, Inc. ................................................         107,467
     10,927      Northern States Power Co. of Minnesota......................         220,589
      1,885      Oneok, Inc. ................................................          48,892
     11,668      Peco Energy Co. ............................................         470,366

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
UTILITIES -- 7.6% (CONTINUED)
      2,534      Peoples Energy Corp. .......................................    $     82,038
     26,536      PG&E Corp. .................................................         653,449
      5,834      Pinnacle West Capital Corp. ................................         197,627
     10,014      PP&L Resources, Inc. .......................................         219,682
     14,793      Public Service Enterprise Group.............................         512,208
     20,235      Reliant Energy, Inc. .......................................         598,197
    234,222      SBC Communications, Inc. ...................................      10,130,102
     44,719      Southern Co. ...............................................       1,042,512
     60,352      Sprint FON Group............................................       3,077,952
     63,064      Sprint PCS Group............................................       3,752,308
     34,920      U.S. West Inc. .............................................       2,994,390
     12,236      Unicom Corp. ...............................................         473,380
    197,222      WorldCom, Inc. .............................................       9,047,559
---------------------------------------------------------------------------------------------
                                                                                   65,915,305
---------------------------------------------------------------------------------------------
                 TOTAL COMMON STOCK (Cost -- $754,623,853)...................     860,439,196
---------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.1%
                 U.S. Treasury Bills (b):
$   285,000     5.640% due 9/14/00.............................................       281,651
    700,000     5.645% due 9/14/00.............................................       691,768
    100,000     5.650% due 9/14/00.............................................        98,823
---------------------------------------------------------------------------------------------
                 TOTAL SHORT-TERM INVESTMENTS (Cost -- $1,072,242).............     1,072,242
---------------------------------------------------------------------------------------------
                 SUB-TOTAL INVESTMENTS (Cost -- $755,696,095)..................   861,511,438
---------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.1%
    572,000      Goldman, Sachs & Co., 6.450% due 7/3/00; Proceeds at
                   maturity -- $572,307; (Fully collateralized by U.S. Treasury
                   Bills, Notes, and Bonds, 0.000% to 12.000% due 8/15/00
                   to 11/15/28; Market value -- $583,440) (Cost -- $572,000)..        572,000
---------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS -- 100% (Cost -- $756,268,095*)............   $862,083,438
---------------------------------------------------------------------------------------------

 + On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon
    Communications.
(a) Non-income producing security.
(b) Security is segregated by custodian for futures contract commitments.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                          GROWTH AND INCOME PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 92.1%
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.8%
   5,000      SUPERVALU Inc. .............................................    $    95,312
   2,000      W.W. Grainger, Inc. ........................................         61,625
-----------------------------------------------------------------------------------------
                                                                                  156,937
-----------------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.7%
   4,000      Ford Motor Co. .............................................        172,000
   1,504      General Motors Corp. .......................................         87,325
     528      General Motors Corp., Class H Shares........................         46,332
     523      Visteon Corp. (a)...........................................          6,350
-----------------------------------------------------------------------------------------
                                                                                  312,007
-----------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 5.6%
   2,000      Anheuser-Busch Cos., Inc. ..................................        149,375
   2,000      Coca-Cola Co. ..............................................        114,875
   1,000      Gillette Co. ...............................................         34,937
   3,000      Kimberly Clark Corp. .......................................        172,125
   5,000      PepsiCo, Inc. ..............................................        222,188
   2,000      Philip Morris Cos. Inc. ....................................         53,125
   3,000      Procter & Gamble Co. .......................................        171,750
   1,000      Quaker Oats Co. ............................................         75,125
   3,000      VF Corp. ...................................................         71,438
-----------------------------------------------------------------------------------------
                                                                                1,064,938
-----------------------------------------------------------------------------------------
CONSUMER SERVICES -- 6.1%
   6,000      Comcast Corp., Special Class A Shares (a)...................        243,000
   3,000      Knight-Ridder, Inc. ........................................        159,563
   2,000      McDonald's Corp. ...........................................         65,875
   5,000      New York Times Co., Class A Shares..........................        197,500
   5,000      Reader's Digest Association, Inc. ..........................        198,750
   4,000      Starwood Hotels & Resorts Trust.............................        130,250
   4,000      The Walt Disney Co. ........................................        155,250
-----------------------------------------------------------------------------------------
                                                                                1,150,188
-----------------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY -- 16.0%
     762      Agilent Technologies, Inc. (a)..............................         56,198
   2,000      Compaq Computer Corp. ......................................         51,125
   2,000      Hewlett Packard Co. ........................................        249,750
   5,000      IBM Corp. ..................................................        547,813
   7,000      Intel Corp. ................................................        935,813
  12,000      LM Ericsson Telephone Co., ADR..............................        240,000
   4,000      Lucent Technologies Inc. ...................................        237,000
   9,000      Motorola, Inc. .............................................        261,562
   1,600      Texas Instruments, Inc. ....................................        109,900
   3,000      TXU Corp. ..................................................         88,500
   4,000      United Technologies Corp. ..................................        235,500
-----------------------------------------------------------------------------------------
                                                                                3,013,161
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                          GROWTH AND INCOME PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
ENERGY MINERALS -- 3.8%
   4,000      Conoco Inc., Class A Shares.................................    $    88,000
   6,000      Exxon Mobil Corp. ..........................................        471,000
   3,000      Phillips Petroleum Co. .....................................        152,063
-----------------------------------------------------------------------------------------
                                                                                  711,063
-----------------------------------------------------------------------------------------
FINANCE -- 14.7%
   2,000      Allstate Corp. .............................................         44,500
   1,000      American International Group, Inc. .........................        117,500
  10,000      Arden Realty Group, Inc. ...................................        235,000
   4,000      AXA Financial, Inc. ........................................        136,000
   3,000      BankAmerica Corp. ..........................................        129,000
   3,200      Bear Stearns Cos. Inc. .....................................        133,200
   4,500      Chase Manhattan Corp. ......................................        207,282
   2,000      CIGNA Corp. ................................................        187,000
   2,000      Fannie Mae..................................................        104,375
   3,000      First Union Corp. ..........................................         74,438
   3,000      FleetBoston Financial Corp. ................................        102,000
   2,000      Goldman Sachs Group, Inc. ..................................        189,750
   5,000      Greenpoint Financial Corp. .................................         93,750
   1,000      J.P. Morgan & Co., Inc. ....................................        110,126
   5,000      KeyCorp.....................................................         88,125
   1,200      Lehman Brothers Holdings, Inc. .............................        113,475
   4,000      Morgan Stanley Dean Witter & Co. ...........................        333,000
   1,000      Paine Webber Group, Inc. ...................................         45,500
   3,000      PNC Bank Corp. .............................................        140,625
   4,000      UnionBanCal Corp. ..........................................         74,250
   4,000      Washington Mutual, Inc. ....................................        115,500
-----------------------------------------------------------------------------------------
                                                                                2,774,396
-----------------------------------------------------------------------------------------
HEALTH SERVICES -- 1.1%
   7,000      HCA - The Healthcare Corp. .................................        212,625
-----------------------------------------------------------------------------------------
HEALTH TECHNOLOGY -- 10.0%
   2,000      Abbott Laboratories.........................................         89,125
   1,000      American Home Products Corp. ...............................         58,750
   1,000      Baxter International Inc. ..................................         70,313
   3,000      Bristol-Myers Squibb Co. ...................................        174,750
     200      Edwards Lifesciences Corp. (a)..............................          3,700
   3,000      Eli Lilly & Co. ............................................        299,625
   2,000      Johnson & Johnson...........................................        203,750
   6,000      Merck & Co., Inc. ..........................................        459,750
  10,000      Mylan Laboratories Inc. ....................................        182,500
   6,000      Pfizer Inc. ................................................        288,000
   1,000      Schering-Plough Corp. ......................................         50,500
-----------------------------------------------------------------------------------------
                                                                                1,880,763
-----------------------------------------------------------------------------------------
INDUSTRIAL SERVICES -- 0.7%
   4,000      Fluor Corp. ................................................        126,500
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                          GROWTH AND INCOME PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
NON-ENERGY MINERALS -- 0.9%
   6,000      Alcoa Inc. .................................................    $   174,000
-----------------------------------------------------------------------------------------
PROCESS INDUSTRIES -- 6.8%
   3,000      Air Products & Chemicals, Inc. .............................         92,438
   6,000      Dow Chemical Co. ...........................................        181,125
  17,000      General Electric Co. .......................................        901,000
   3,000      Rohm and Haas Co. ..........................................        103,500
-----------------------------------------------------------------------------------------
                                                                                1,278,063
-----------------------------------------------------------------------------------------
PRODUCER MANUFACTURING -- 2.6%
   4,000      Caterpillar Inc. ...........................................        135,500
   3,000      Honeywell International, Inc. ..............................        101,063
   4,000      Ingersoll-Rand Co. .........................................        161,000
   2,000      Johnson Controls, Inc. .....................................        102,625
-----------------------------------------------------------------------------------------
                                                                                  500,188
-----------------------------------------------------------------------------------------
RETAIL TRADE -- 5.4%
   3,000      The Gap, Inc. ..............................................         93,750
   4,500      Home Depot, Inc. ...........................................        224,720
   9,000      The Limited, Inc. ..........................................        194,625
   5,000      May Department Stores Co. ..................................        120,000
   5,000      TJX Cos. Inc. ..............................................         93,750
   5,000      Wal-Mart Stores, Inc........................................        288,125
-----------------------------------------------------------------------------------------
                                                                                1,014,970
-----------------------------------------------------------------------------------------
TECHNOLOGY SERVICES -- 3.4%
   8,000      Automatic Data Processing, Inc. ............................        428,500
   5,000      Electronic Data Systems Corp. ..............................        206,250
-----------------------------------------------------------------------------------------
                                                                                  634,750
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 2.1%
  12,000      Knightsbridge Tankers Ltd. .................................        240,000
   8,000      Southwest Airlines Co. .....................................        151,500
-----------------------------------------------------------------------------------------
                                                                                  391,500
-----------------------------------------------------------------------------------------
UTILITIES -- 10.4%
   5,000      AT&T Corp. .................................................        158,125
   1,000      Bell Atlantic Corp.+........................................         50,813
   4,000      BellSouth Corp. ............................................        170,500
   4,000      Coastal Corp. ..............................................        243,500
   4,000      DTE Energy Co. .............................................        122,250
   3,000      Duke Energy Corp. ..........................................        169,126
   4,000      Edison International........................................         82,000
   4,000      Enron Corp. ................................................        258,000
   4,000      GTE Corp.+..................................................        249,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                          GROWTH AND INCOME PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
UTILITIES -- 10.4% (CONTINUED)
   5,000      PECO Energy Co. ............................................    $   201,563
   6,000      SBC Communications Inc. ....................................        259,500
-----------------------------------------------------------------------------------------
                                                                                1,964,377
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $13,233,701)....................     17,360,426
-----------------------------------------------------------------------------------------
  FACE
 AMOUNT                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
CORPORATE BONDS -- 7.9%
-----------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 5.2%
$500,000      General Motors Acceptance Corp., 7.000% due 9/15/02.........        496,875
 500,000      Morgan Stanley Dean Witter & Co., 6.875% due 3/1/03.........        495,000
-----------------------------------------------------------------------------------------
                                                                                  991,875
-----------------------------------------------------------------------------------------
RETAIL TRADE -- 2.7%
 500,000      The Limited Inc., 7.800% due 5/15/02........................        505,625
-----------------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS (Cost -- $1,559,315)..................      1,497,500
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $14,793,016*)............    $18,857,926
-----------------------------------------------------------------------------------------

 +   On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged.
     The surviving company was renamed Verizon Communications.
(a)  Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                           EMERGING GROWTH PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 100.0%
---------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 18.8%
   8,020    Alkermes, Inc. (a)..........................................    $   377,943
     310    Allos Therapeutics Inc. (a).................................          3,023
  21,625    Amgen Inc. (a)..............................................      1,519,156
  26,075    Chiron Corp. (a)............................................      1,238,563
   2,100    COR Therapeutics, Inc. (a)..................................        179,156
   1,325    Genentech, Inc. (a).........................................        227,900
  17,380    Genzyme Corp. (a)...........................................      1,033,024
   5,100    ImClone Systems Inc. (a)....................................        389,831
   5,900    Nabi (a)....................................................         43,144
---------------------------------------------------------------------------------------
                                                                              5,011,740
---------------------------------------------------------------------------------------
BROADCASTING/CABLE -- 10.2%
  28,800    AT&T - Liberty Media Group, Class A Shares (a)..............        698,400
   5,000    Cablevision Systems Corp. (a)...............................        339,375
            Comcast Corp.:
     844     Class A Shares (a)..........................................        32,811
  12,825     Class A Special Shares (a)..................................       519,412
  14,853    Viacom Inc., Class B Shares (a).............................      1,012,789
   5,600    World Wrestling Federation Entertainment, Inc. (a)..........        116,550
---------------------------------------------------------------------------------------
                                                                              2,719,337
---------------------------------------------------------------------------------------
COMMUNICATIONS -- 9.0%
  27,258    Adaptive Broadband Corp. (a)................................      1,001,732
  18,370    Arch Communications Group, Inc. (a).........................        119,405
   6,000    AT&T Corp. .................................................        189,750
  15,700    C-COR.net Corp. (a).........................................        423,900
     190    Net2000 Communications, Inc. (a)............................          3,111
  12,600    Nokia Oyj, ADR..............................................        629,213
      60    Palm, Inc. (a)..............................................          2,003
   1,500    The Source Information Management Co. (a)...................         22,875
---------------------------------------------------------------------------------------
                                                                              2,391,989
---------------------------------------------------------------------------------------
COMPUTER HARDWARE -- 3.0%
            Quantum Corp.:
  47,300     DLT & Storage Systems (a)..................................        458,219
  29,800     Hard Disk Drive (a)........................................        329,662
---------------------------------------------------------------------------------------
                                                                                787,881
---------------------------------------------------------------------------------------
COMPUTER SOFTWARE/INTERNET -- 5.2%
  20,300    America Online, Inc. (a)....................................      1,070,825
     400    Juniper Networks, Inc. (a)..................................         58,225
   3,400    Microsoft Corp. (a).........................................        272,000
---------------------------------------------------------------------------------------
                                                                              1,401,050
---------------------------------------------------------------------------------------
DIVERSIFIED TECHNOLOGY -- 1.6%
     400    Agilent Technologies, Inc. (a)..............................         29,500
   3,500    Drexler Technology Corp. (a)................................         45,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                           EMERGING GROWTH PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
DIVERSIFIED TECHNOLOGY -- 1.6% (CONTINUED)
   5,750    Excel Technology, Inc. (a)..................................    $   289,297
   6,600    GenRad, Inc. (a)............................................         59,400
---------------------------------------------------------------------------------------
                                                                                423,697
---------------------------------------------------------------------------------------
DRUG DELIVERY/TESTING -- 2.4%
     860    Albany Molecular Research, Inc. (a).........................         46,816
   9,350    ALZA Corp. (a)..............................................        552,819
   2,500    Cygnus, Inc. (a)............................................         35,625
---------------------------------------------------------------------------------------
                                                                                635,260
---------------------------------------------------------------------------------------
ELECTRONIC - MILITARY -- 2.2%
   9,450    L-3 Communications Holdings, Inc. (a).......................        539,241
   1,900    Tech-Sym Corp. (a)..........................................         53,438
---------------------------------------------------------------------------------------
                                                                                592,679
---------------------------------------------------------------------------------------
HEALTH CARE - MISCELLANEOUS -- 1.2%
   8,000    Genzyme Surgical Products (a)...............................         79,500
   4,860    Nanogen, Inc. (a)...........................................        206,246
   1,650    Tularik Inc. (a)............................................         48,675
---------------------------------------------------------------------------------------
                                                                                334,421
---------------------------------------------------------------------------------------
INVESTMENT BANKING AND FINANCIAL SERVICES -- 6.0%
  14,900    Astoria Financial Corp. ....................................        383,675
   7,950    Lehman Brothers Holdings Inc. ..............................        751,772
   2,000    Merrill Lynch & Co., Inc. ..................................        230,000
  14,400    Roslyn Bancorp, Inc. .......................................        239,175
---------------------------------------------------------------------------------------
                                                                              1,604,622
---------------------------------------------------------------------------------------
MANAGED HEALTHCARE PROVIDERS -- 4.6%
  14,240    United Health Group Inc. ...................................      1,221,080
---------------------------------------------------------------------------------------
MULTI-INDUSTRY -- 5.9%
  33,320    Tyco International Ltd. ....................................      1,578,535
---------------------------------------------------------------------------------------
OIL FIELD EQUIPMENT/SERVICES -- 5.0%
  10,200    Core Laboratories N.V. (a)..................................        295,800
  17,500    Grant Prideco, Inc. (a).....................................        437,500
  15,000    Weatherford International, Inc. (a).........................        597,187
---------------------------------------------------------------------------------------
                                                                              1,330,487
---------------------------------------------------------------------------------------
PHARMACEUTICALS -- 14.6%
  13,220    Forest Laboratories, Inc. (a)...............................      1,335,220
  13,450    IDEC Pharmaceuticals Corp. (a)..............................      1,577,853
   8,200    Isis Pharmaceuticals, Inc. (a)..............................        118,900
   3,000    Pfizer Inc. ................................................        144,000
   2,499    Pharmacia Corp. ............................................        129,167

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                           EMERGING GROWTH PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
PHARMACEUTICALS -- 14.6% (CONTINUED)
  20,900    SICOR Inc. (a)..............................................    $   167,200
   3,980    Vertex Pharmaceuticals Inc. (a).............................        419,392
---------------------------------------------------------------------------------------
                                                                              3,891,732
---------------------------------------------------------------------------------------
SEMICONDUCTORS -- 10.3%
   6,500    Cirrus Logic, Inc. (a)......................................        104,000
   9,550    Intel Corp..................................................      1,276,715
  13,555    Micron Technology, Inc......................................      1,193,687
   1,400    QLogic Corp. (a)............................................         92,487
   5,400    Standard Microsystems Corp. (a).............................         83,025
---------------------------------------------------------------------------------------
                                                                              2,749,914
---------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $23,709,164*)............    $26,674,424
---------------------------------------------------------------------------------------

(a)  Non-income producing security.
 *   Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                         INTERNATIONAL EQUITY PORTFOLIO

       SHARES                                     SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
COMMON STOCK -- 100.0%
-------------------------------------------------------------------------------------------------
CANADA -- 1.2%
          8,000         The Toronto-Dominion Bank...................................  $   194,371
-------------------------------------------------------------------------------------------------
FINLAND -- 4.5%
         15,000         Nokia Oyj...................................................      749,061
-------------------------------------------------------------------------------------------------
FRANCE -- 6.1%
          4,333         Axa (a).....................................................      685,345
          4,000         Sidel S.A. .................................................      325,732
-------------------------------------------------------------------------------------------------
                                                                                        1,011,077
-------------------------------------------------------------------------------------------------
GERMANY -- 1.7%
          1,200         Aixtron AG..................................................      163,230
          5,900         Stinnes AG..................................................      118,770
-------------------------------------------------------------------------------------------------
                                                                                          282,000
-------------------------------------------------------------------------------------------------
HONG KONG -- 5.4%
         71,500         Hutchinson Whampoa Ltd. ....................................      898,875
-------------------------------------------------------------------------------------------------
IRELAND -- 2.8%
         39,338         Bank of Ireland.............................................      248,882
          2,076         Independent Newspapers PLC..................................        7,661
         25,638         Irish Continental Group PLC.................................      208,901
-------------------------------------------------------------------------------------------------
                                                                                          465,444
-------------------------------------------------------------------------------------------------
ITALY -- 1.9%
         30,000         Telecom Italia Mobile S.p.A. ...............................      307,710
-------------------------------------------------------------------------------------------------
JAPAN -- 19.9%
         10,000         Hosiden Corp. ..............................................      425,311
          3,000         Matsushita Communication Industrial Co., Ltd. ..............      351,023
          4,000         Murata Manufacturing Co., Ltd. .............................      575,398
          1,000         Seven-Eleven Japan Co., Ltd. ...............................       83,833
          1,800         Softbank Corp. .............................................      244,979
          7,000         Sony Corp. .................................................      654,979
         14,000         Terumo Corp. ...............................................      475,025
         29,000         Tostem Corp. ...............................................      474,174
-------------------------------------------------------------------------------------------------
                                                                                        3,284,722
-------------------------------------------------------------------------------------------------
MEXICO -- 2.2%
        160,800         Wal-Mart de Mexico S.A. de CV (b)...........................      369,186
-------------------------------------------------------------------------------------------------
NORWAY -- 6.5%
         40,000         Tomra Systems ASA...........................................    1,064,614
-------------------------------------------------------------------------------------------------
SINGAPORE -- 6.4%
         22,000         Singapore Press Holdings Ltd. ..............................      343,551
         70,000         Venture Manufacturing Ltd. .................................      712,551
-------------------------------------------------------------------------------------------------
                                                                                        1,056,102
-------------------------------------------------------------------------------------------------
SPAIN -- 1.7%
         12,000         Indra Sistemas S.A. ........................................      275,616
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                         INTERNATIONAL EQUITY PORTFOLIO

       SHARES                                     SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
SWEDEN -- 5.2%
    40,000              Securitas AB, Class B Shares................................  $   852,810
       700              TeleLarm Care AB (b)........................................        7,861
-------------------------------------------------------------------------------------------------
                                                                                          860,671
-------------------------------------------------------------------------------------------------
SWITZERLAND -- 6.1%
    25,000              Mettler-Toledo International Inc. (a)(b)....................    1,000,000
-------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 28.4%
    35,000              Capita Group PLC............................................      861,555
    20,000              Colt Telecom Group PLC (b)..................................      664,598
     2,600              Filtronic PLC...............................................       32,571
    10,000              Guardian IT PLC.............................................      205,889
   150,000              Hays PLC....................................................      830,558
    68,283              Misys PLC...................................................      565,967
   130,000              Serco Group PLC.............................................    1,028,310
   142,909              TeleWest Communications PLC (b).............................      492,733
-------------------------------------------------------------------------------------------------
                                                                                        4,682,181
-------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $8,166,840*).............  $16,501,630
-------------------------------------------------------------------------------------------------

(a) All or a portion of this security is on loan (See Note 16).
(b) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA          --   Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's. Capacity to pay interest and repay
                  principal is extremely strong.
AA           --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A            --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                  economic conditions than bonds in higher rated categories.
BBB          --   Bonds rated "BBB" are regarded as having an adequate
                  capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                  economic conditions or changing circumstances are more
                  likely to lead to a weakened capacity to pay interest and
                  repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, CCC,  --   Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CC and C          balance, as predominantly speculative with respect to the
                  issuer's capacity to pay interest and repay principal in
                  accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some
                  quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse
                  conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa          --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                  generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                  and principal is secure. While the various protective
                  elements are likely to change, such changes as can be
                  visualized are most unlikely to impair the fundamentally
                  strong position of such issues.
Aa           --   Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
                  lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
                  protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                  appear somewhat larger than in "Aaa" securities.
A            --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are
                  considered adequate but elements may be present which
                  suggest a susceptibility to impairment some time in the
                  future.
Baa          --   Bonds rated "Baa" are considered to be medium grade
                  obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact have
                  speculative characteristics as well.
Ba           --   Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                  moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                  characterizes bonds in this class.
B            --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long
                  period of time may be small.
Caa          --   Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca           --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
NR           --   Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

                                                                                  DIVERSIFIED
                                                                    MONEY          STRATEGIC
                                                                    MARKET          INCOME
                                                                  PORTFOLIO        PORTFOLIO
---------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................      $3,232,542      $65,722,755
  Repurchase agreements, at cost............................              --        2,982,000
  Foreign currency, at cost.................................              --        1,762,168
---------------------------------------------------------------------------------------------
  Investments, at value.....................................      $3,232,542      $63,518,013
  Repurchase agreements, at value...........................              --        2,982,000
  Foreign currency, at value................................              --        1,802,881
  Cash......................................................             154            4,500
  Collateral for securities on loan (Note 16)...............              --        7,139,208
  Receivable for securities sold............................              --          251,615
  Receivable from manager...................................          10,334               --
  Dividends and interest receivable.........................           1,275          810,444
  Receivable for open forward foreign currency contracts
     (Note 7)...............................................              --           22,180
---------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................       3,244,305       76,530,841
---------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable..........................              --           25,341
  Distribution fees payable.................................              --               --
  Dividends payable.........................................          11,360               --
  Administration fees payable...............................              --           11,263
  Deferred compensation.....................................           1,112               --
  Payable for securities purchased..........................              --          287,694
  Payable to bank...........................................              --               --
  Payable for securities on loan (Note 16)..................              --        7,139,208
  Payable for open forward foreign currency contracts (Note
     7).....................................................              --           25,086
  Accrued expenses..........................................          22,533           35,579
---------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................          35,005        7,524,171
---------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $3,209,300      $69,006,670
---------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares...............................      $    3,209      $     7,220
  Capital paid in excess of par value.......................       3,206,091       72,283,982
  Undistributed (overdistributed) net investment income.....              --        2,946,943
  Accumulated net realized gain (loss) on security
     transactions, futures contracts and foreign
     currencies.............................................              --       (4,063,857)
  Net unrealized appreciation (depreciation) of investments
     and foreign currencies.................................              --       (2,167,618)
---------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $3,209,300      $69,006,670
---------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
  Class I Shares............................................       3,209,306        7,220,160
  Class II Shares (Note 3)..................................              --               --
---------------------------------------------------------------------------------------------
NET ASSET VALUE:
  Class I Shares............................................           $1.00            $9.56
  Class II Shares (Note 3)..................................              --               --
---------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                             JUNE 30, 2000

       EQUITY                 EQUITY           GROWTH          EMERGING        INTERNATIONAL
       INCOME                 INDEX          AND INCOME         GROWTH            EQUITY
      PORTFOLIO             PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------
     $11,615,105           $755,696,095      $14,793,016      $23,709,164       $ 8,166,840
       1,777,000                572,000               --               --                --
              --                     --               --               --           279,261
--------------------------------------------------------------------------------------------
     $14,720,268           $861,511,438      $18,857,926      $26,674,424       $16,501,630
       1,777,000                572,000               --               --                --
              --                     --               --               --           292,346
             348                    551               --               --                --
              --                     --               --               --           339,800
              --                 82,271               --               --             4,855
              --                     --               --               --                --
          76,246                658,073           53,852            2,036            23,991
              --                     --               --               --                --
--------------------------------------------------------------------------------------------
      16,573,862            862,824,333       18,911,778       26,676,460        17,162,622
--------------------------------------------------------------------------------------------
           6,824                121,937            7,129           14,954            11,901
              --                  5,558               --               --                --
              --                     --               --               --                --
           3,033                 49,122            3,168            5,263             2,800
              --                     --               --               --                --
              --                585,311               --               --                --
              --                     --           26,823          315,053            95,002
              --                     --               --               --           339,800
              --                     --               --               --                --
          25,356                 92,231           23,351           33,725            44,117
--------------------------------------------------------------------------------------------
          35,213                854,159           60,471          368,995           493,620
--------------------------------------------------------------------------------------------
     $16,538,649           $861,970,174      $18,851,307      $26,307,465       $16,669,002
--------------------------------------------------------------------------------------------
     $     1,726           $     24,301      $     2,538      $     1,020       $     1,266
      11,024,863            753,112,802       13,357,924        5,725,096         4,685,182
         279,757              3,882,404          132,911         (124,773)         (198,799)
       2,127,140               (864,676)       1,293,024       17,740,862         3,834,471
       3,105,163            105,815,343        4,064,910        2,965,260         8,346,882
--------------------------------------------------------------------------------------------
     $16,538,649           $861,970,174      $18,851,307      $26,307,465       $16,669,002
--------------------------------------------------------------------------------------------
       1,726,265             22,741,096        2,537,628        1,020,318         1,265,847
              --              1,560,323               --               --                --
--------------------------------------------------------------------------------------------
           $9.58                 $35.47            $7.43           $25.78            $13.17
              --                 $35.46               --               --                --
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                                    DIVERSIFIED
                                                                     MONEY           STRATEGIC
                                                                    MARKET            INCOME
                                                                   PORTFOLIO         PORTFOLIO
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................       $133,072         $ 2,849,909
  Dividends.................................................             --               9,488
  Less: Foreign withholding tax.............................             --                  --
-----------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................        133,072           2,859,397
-----------------------------------------------------------------------------------------------
EXPENSES:
  Custody...................................................         11,647               9,273
  Audit and legal...........................................          9,411               8,740
  Investment advisory fees (Note 3).........................          6,496             160,008
  Shareholder and system servicing fees.....................          5,032               7,225
  Distribution fees (Note 3)................................             --                  --
  Administration fees (Note 3)..............................          4,331              71,115
  Shareholder communications................................          1,509               9,449
  Trustees' fees............................................          1,191               3,314
  Pricing service fees......................................             --               7,020
  Other.....................................................            538               1,523
-----------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................         40,155             277,667
  Less: Investment advisory and administration fee waiver
     and expense reimbursement (Note 3).....................        (14,061)                 --
-----------------------------------------------------------------------------------------------
  NET EXPENSES..............................................         26,094             277,667
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)................................        106,978           2,581,730
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCIES (NOTES 4, 5 AND 7):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
      securities*)..........................................             --          (2,176,614)
     Futures contracts......................................             --                  --
     Foreign currency transactions..........................             --             641,217
-----------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..................................             --          (1,535,397)
-----------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments and Foreign Currencies:
     Beginning of period....................................             --          (2,033,145)
     End of period..........................................             --          (2,167,618)
-----------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)......             --            (134,473)
-----------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCIES........................................             --          (1,669,870)
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...........       $106,978         $   911,860
-----------------------------------------------------------------------------------------------

* Represents net realized gains only from short-term securities for the Money Market Portfolio.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                     FOR THE SIX MONTHS ENDED JUNE 30, 2000

       EQUITY                   EQUITY             GROWTH            EMERGING          INTERNATIONAL
       INCOME                   INDEX            AND INCOME           GROWTH              EQUITY
      PORTFOLIO               PORTFOLIO           PORTFOLIO          PORTFOLIO           PORTFOLIO
----------------------------------------------------------------------------------------------------
$    120,127                 $  4,313,694        $   56,443         $    20,110         $     5,998
     249,447                      563,173           172,622              22,405              87,638
          --                      (24,004)               --                (753)             (9,470)
----------------------------------------------------------------------------------------------------
     369,574                    4,852,863           229,065              41,762              84,166
----------------------------------------------------------------------------------------------------
          --                       28,011             1,740               8,976              14,686
       7,478                       13,030             9,051               8,727               9,389
      42,639                      570,574            47,367             101,822              89,199
      10,596                        8,644             7,733               7,043               5,849
          --                       50,881                --                  --                  --
      18,951                      228,230            21,052              27,153              20,988
       2,147                       42,055             3,729               3,241               3,658
         591                       11,495             1,591               1,645               1,594
         684                           --                --                  --               1,654
       4,742                       14,043             2,839               6,310                 241
----------------------------------------------------------------------------------------------------
      87,828                      966,963            95,102             164,917             147,258
          --                           --                --                  --                  --
----------------------------------------------------------------------------------------------------
      87,828                      966,963            95,102             164,917             147,258
----------------------------------------------------------------------------------------------------
     281,746                    3,885,900           133,963            (123,155)            (63,092)
----------------------------------------------------------------------------------------------------
   2,182,518                      441,599         1,293,019          17,743,491           3,835,634
          --                     (974,710)               --                  --                  --
          --                           --                --                  --             (11,377)
----------------------------------------------------------------------------------------------------
   2,182,518                     (533,111)        1,293,019          17,743,491           3,824,257
----------------------------------------------------------------------------------------------------
   4,706,827                  108,914,712         5,951,434          13,789,497          14,424,609
   3,105,163                  105,815,343         4,064,910           2,965,260           8,346,882
----------------------------------------------------------------------------------------------------
  (1,601,664)                  (3,099,369)       (1,886,524)        (10,824,237)         (6,077,727)
----------------------------------------------------------------------------------------------------
     580,854                   (3,632,480)         (593,505)          6,919,254          (2,253,470)
----------------------------------------------------------------------------------------------------
$    862,600                 $    253,420        $ (459,542)        $ 6,796,099         $(2,316,562)
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                             DIVERSIFIED
                                                                 MONEY        STRATEGIC
                                                                MARKET          INCOME
                                                               PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $   106,978    $  2,581,730
  Net realized gain (loss)..................................           --      (1,535,397)
  Change in net unrealized appreciation (depreciation)......           --        (134,473)
-----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........      106,978         911,860
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (106,978)     (6,628,427)
  Net realized gains........................................           --              --
-----------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (106,978)     (6,628,427)
-----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 17):
  Net proceeds from sale of shares..........................    2,980,628       6,314,944
  Net asset value of shares issued for reinvestment of
     dividends..............................................       96,910       6,628,427
  Cost of shares reacquired.................................   (4,594,624)    (12,254,750)
-----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (1,517,086)        688,621
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (1,517,086)     (5,027,946)
NET ASSETS:
  Beginning of period.......................................    4,726,386      74,034,616
-----------------------------------------------------------------------------------------
  END OF PERIOD*............................................  $ 3,209,300    $ 69,006,670
-----------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment
  income of:                                                           --      $2,946,943
-----------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                         --              --
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                     FOR THE SIX MONTHS ENDED JUNE 30, 2000

      EQUITY            EQUITY            GROWTH           EMERGING        INTERNATIONAL
      INCOME            INDEX           AND INCOME          GROWTH            EQUITY
     PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO
----------------------------------------------------------------------------------------
    $   281,746      $  3,885,900      $    133,963      $   (123,155)      $   (63,092)
      2,182,518          (533,111)        1,293,019        17,743,491         3,824,257
     (1,601,664)       (3,099,369)       (1,886,524)      (10,824,237)       (6,077,727)
----------------------------------------------------------------------------------------
        862,600           253,420          (459,542)        6,796,099        (2,316,562)
----------------------------------------------------------------------------------------
       (923,628)       (4,459,632)         (372,101)               --          (540,857)
     (3,067,075)         (595,500)       (9,909,362)      (10,438,952)       (4,202,876)
----------------------------------------------------------------------------------------
     (3,990,703)       (5,055,132)      (10,281,463)      (10,438,952)       (4,743,733)
----------------------------------------------------------------------------------------
          1,084       186,511,031            97,675           522,468           565,992
      3,990,703         5,055,132        10,281,463        10,438,952         4,743,733
     (5,230,659)       (6,680,360)       (5,124,974)       (8,078,032)       (5,950,462)
----------------------------------------------------------------------------------------
     (1,238,872)      184,885,803         5,254,164         2,883,388          (640,737)
----------------------------------------------------------------------------------------
     (4,366,975)      180,084,091        (5,486,841)         (759,465)       (7,701,032)
     20,905,624       681,886,083        24,338,148        27,066,930        24,370,034
----------------------------------------------------------------------------------------
    $16,538,649      $861,970,174      $ 18,851,307      $ 26,307,465       $16,669,002
----------------------------------------------------------------------------------------
       $279,757        $3,882,404          $132,911                --         $(198,799)
----------------------------------------------------------------------------------------
             --                --                --         $(124,773)               --
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               DIVERSIFIED
                                                                 MONEY          STRATEGIC
                                                                MARKET            INCOME
                                                               PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $   173,333      $  5,481,753
  Net realized gain (loss)..................................            2        (1,076,708)
  Change in net unrealized appreciation (depreciation)......           --        (3,146,257)
-------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........      173,335         1,258,788
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (173,333)       (3,784,652)
  Net realized gains........................................           (2)         (980,275)
-------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (173,335)       (4,764,927)
-------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 17):
  Net proceeds from sale of shares..........................    6,854,768        15,268,923
  Net asset value of shares issued for reinvestment of
     dividends..............................................      181,632         4,764,927
  Cost of shares reacquired.................................   (6,981,251)      (23,462,777)
-------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................       55,149        (3,428,927)
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................       55,149        (6,935,066)
NET ASSETS:
  Beginning of year.........................................    4,671,237        80,969,682
-------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 4,726,386      $ 74,034,616
-------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment
  income of:                                                           --        $6,352,423
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                       FOR THE YEAR ENDED DECEMBER 31, 1999

       EQUITY            EQUITY            GROWTH           EMERGING        INTERNATIONAL
       INCOME            INDEX           AND INCOME          GROWTH            EQUITY
     PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO
-----------------------------------------------------------------------------------------
    $    923,174      $  4,456,219      $    372,870      $   (210,831)     $    (70,920)
       3,011,697           331,007         9,908,881        10,665,064         5,169,750
      (5,059,149)       76,043,177        (7,236,500)        5,642,402         5,987,533
-----------------------------------------------------------------------------------------
      (1,124,278)       80,830,403         3,045,251        16,096,635        11,086,363
-----------------------------------------------------------------------------------------
      (1,468,909)       (1,250,489)         (576,238)               --           (10,155)
      (5,820,651)       (1,775,984)       (5,700,078)       (3,686,844)       (2,245,243)
-----------------------------------------------------------------------------------------
      (7,289,560)       (3,026,473)       (6,276,316)       (3,686,844)       (2,255,398)
-----------------------------------------------------------------------------------------
         433,151       434,136,254           588,380         1,667,463           864,397
       7,289,560         3,026,473         6,276,316         3,686,844         2,255,398
     (15,898,176)      (10,247,287)      (15,076,383)      (11,844,324)      (11,062,819)
-----------------------------------------------------------------------------------------
      (8,175,465)      426,915,440        (8,211,687)       (6,490,017)       (7,943,024)
-----------------------------------------------------------------------------------------
     (16,589,303)      504,719,370       (11,442,752)        5,919,774           887,941
      37,494,927       177,166,713        35,780,900        21,147,156        23,482,093
-----------------------------------------------------------------------------------------
    $ 20,905,624      $681,886,083      $ 24,338,148      $ 27,066,930      $ 24,370,034
-----------------------------------------------------------------------------------------
        $921,639        $4,456,136          $371,049           $(1,618)         $416,527
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios ("Portfolios") are separate investment portfolios of the Greenwich Street Series Fund ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. Shares of the Fund can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies. The Fund offers three other portfolios: Appreciation, Intermediate High Grade and Total Return Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued at the mean between the bid and asked prices at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Portfolios on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise tax;
(j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios capital accounts to reflect permanent book/tax differences and income gains available for distributions under income tax regulations. Accordingly, portions of accumulated net realized gains amounting to $362 and $130 were reclassified to paid-in capital for Diversified Strategic Income and Equity Income Portfolios, respectively. Additionally, portions of accumulated net realized gains amounting to $721 and overdistributed net investment income amounting to $1,368 were reclassified to paid-in capital for Equity Index Portfolio. Net investment income, net realized gains and net assets were not affected by this change; and
(k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, certain Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

     2.  DIVIDENDS

     The Money Market Portfolio declares dividends daily from net investment income and distributes such dividends monthly. Net realized capital gains, if any, are declared and distributed annually.

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Fund, on behalf of the Money Market, Diversified Strategic Income, Equity Income, Growth and Income and International Equity Portfolios, has entered into an investment advisory agreement with SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holding Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., ("Citigroup"). The Fund, on behalf of the Equity Index Portfolio, has entered into an investment advisory agreement with Travelers Investment Management Co. ("TIMCO"). In addition, the Fund, on behalf of the Emerging Growth Portfolio, has entered into an investment advisory agreement with SSBC. On February 10, 2000, SSBC replaced Van Kampen American Capital Asset Management, Inc. as the investment advisor to the Emerging Growth Portfolio. Under each respective investment advisory agreement, the Portfolios pay an investment advisory fee calculated at an annual rate of their respective average daily net assets. These fees are calculated daily and paid monthly. For the six months ended June 30, 2000, for the Money Market Portfolio, SSBC has waived all of its investment advisory fee amounting to $6,496.

     The respective advisers and the annual rates are as follows:

            PORTFOLIO                                          ADVISOR                              RATE
--------------------------------------------------------------------------------------------------------
Money Market                         SSB Citi Fund Management LLC                                   0.30%
Diversified Strategic Income         SSB Citi Fund Management LLC                                   0.45
Equity Income                        SSB Citi Fund Management LLC                                   0.45
Equity Index                         Travelers Investment Management Co.                            0.15
Growth and Income                    SSB Citi Fund Management LLC                                   0.45
Emerging Growth                      SSB Citi Fund Management LLC                                   0.75
International Equity                 SSB Citi Fund Management LLC                                   0.85
--------------------------------------------------------------------------------------------------------

     Smith Barney Global Capital Management, Inc. ("SBGCM") serves as sub-investment adviser to the Diversified Strategic Income Portfolio and is paid a monthly fee by SSBC calculated at an annual rate of 0.15% of the Portfolio's average daily net assets. The Diversified Strategic Income Portfolio does not make any direct payments to SBGCM.

     The Fund, on behalf of the Portfolios, has also entered into an administration agreement with SSBC. Under the agreement, each Portfolio pays an administration fee calculated at an annual rate of 0.20% of the average daily net assets; except for the Equity Index Portfolio which pays an administration fee of 0.06%. These fees are calculated daily and paid monthly. For the six months ended June 30, 2000, for the Money Market Portfolio, SSBC has waived all of its administration fee amounting to $4,331.

     In addition, SSBC has agreed to reimburse expenses in the amount of $3,234 on behalf of the Money Market Portfolio for the six months ended June 30, 2000.

     Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. During the six months ended June 30, 2000, each Portfolio paid transfer agent fees of $2,500 to CFTC.

     For the six months ended June 30, 2000, the Growth and Income, Emerging Growth and International Equity Portfolios paid Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, brokerage commissions of $110, $195 and $1,385 respectively.

     The Fund, on behalf of the Equity Index Portfolio, has adopted a plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Portfolio's Class II shares. The Plan provides that the Fund, on behalf of the Portfolio, shall pay a fee of up to 0.25% of the average daily net assets of the Portfolio attributable to Class II shares.

     No officer, Director or employee of SSB or its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the Fund.

     4.  INVESTMENTS

     During the six months ended June 30, 2000, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                         PORTFOLIO                             PURCHASES        SALES
----------------------------------------------------------------------------------------
Diversified Strategic Income................................  $ 52,206,888   $57,777,198
Equity Income...............................................        59,000     6,772,137
Equity Index................................................   207,742,631     7,782,191
Growth and Income...........................................       499,821     5,348,592
Emerging Growth.............................................    29,602,712    35,101,789
International Equity........................................       196,432     5,657,769
----------------------------------------------------------------------------------------

     At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                                 NET
                                                                                              UNREALIZED
                                                                                             APPRECIATION
                         PORTFOLIO                            APPRECIATION   DEPRECIATION   (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Diversified Strategic Income................................  $   816,920    $(3,021,662)    $ (2,204,742)
Equity Income...............................................    3,462,003       (356,840)       3,105,163
Equity Index................................................  162,160,342    (56,344,999)     105,815,343
Growth and Income...........................................    5,392,908     (1,327,998)       4,064,910
Emerging Growth.............................................    4,487,721     (1,522,461)       2,965,260
International Equity........................................    8,589,829       (255,039)       8,334,790
----------------------------------------------------------------------------------------------------------

     5.  FUTURES CONTRACTS

     The Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At June 30, 2000, the Portfolios had no open futures contracts.

     6.  OPTIONS CONTRACTS

     The Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios may from time to time enter into option contracts.

     Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     At June 30, 2000, the Portfolios held no purchased call or put option contracts.

     When the Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

     During the six months ended June 30, 2000, the Portfolios did not write any call or put option contracts.

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     The Diversified Strategic Income, Emerging Growth and International Equity Portfolios have the ability to enter into forward foreign currency contracts.

     At June 30, 2000, the Diversified Strategic Income Portfolio had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                          LOCAL       MARKET        SETTLEMENT   UNREALIZED
                   FOREIGN CURRENCY                      CURRENCY     VALUE            DATE      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------
TO SELL:
  British Pound.......................................   2,090,000  $3,165,593        7/24/00     $ (3,977)
  Danish Krone........................................   9,870,000   1,269,800        7/24/00          471
  Euro................................................   7,227,909   6,939,884        7/24/00      (19,884)
  Euro................................................     203,429     196,999       12/15/00          653
  Euro................................................      19,000      18,399       12/15/00         (399)
  Euro................................................      25,000      24,210       12/15/00         (420)
  Euro................................................      18,463      17,879       12/15/00         (406)
  Swedish Krona.......................................  10,250,000   1,170,941        7/24/00       20,240
------------------------------------------------------------------------------------------------------------
                                                                                                    (3,722)
------------------------------------------------------------------------------------------------------------
TO BUY:
  Euro................................................      50,000      47,946         7/5/00          816
------------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward Foreign Currency
  Contracts...........................................                                            $ (2,906)
------------------------------------------------------------------------------------------------------------

     8.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     9.  REVERSE REPURCHASE AGREEMENTS

     The Diversified Strategic Income, Equity Income and International Equity Portfolios may enter into reverse repurchase agreements for leveraging purposes.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     During the six months ended June 30, 2000, the Portfolios did not enter into any reverse repurchase agreements.

     10.  CONCENTRATION OF RISK

     Under normal market conditions, the Money Market Portfolio invests at least 25% of its assets in short-term bank instruments and the Equity Income Portfolio invests at least 25% of its assets in the utility industry. Because of their concentration policy, these Portfolios may be subject to greater risk and market fluctuation than a portfolio that has securities representing a broader range of investment alternatives. Various factors could adversely affect the ability and inclination of companies in these industries to declare and pay dividends or interest and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy.

     11.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

     12.  SECURITIES TRADED ON A WHEN-ISSUED OR TO-BE-ANNOUNCED BASIS

     The Diversified Strategic Income, Equity Income, Growth & Income, Emerging Growth and International Equity Portfolios may from time to time purchase securities on a when-issued or to-be-announced ("TBA") basis.

     In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Portfolio enters into the TBA transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 2000, there were no TBA securities held by the Portfolios.

     13.  MORTGAGE ROLL TRANSACTIONS

     The Diversified Strategic Income Portfolio has the ability to participate in mortgage roll transactions.

     A mortgage roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Portfolio to purchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income from the Portfolio, in securities exceeding the yield on the securities sold.

     At June 30, 2000, there were no open mortgage roll transactions in the Portfolio.

     14.  SHORT SALES AGAINST THE BOX

     The Equity Income, Emerging Growth and International Equity Portfolios each have the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or the preferred stock or the interest from the stock or convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit in a segregated account with the Fund's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At June 30, 2000, the Portfolios had no open short sales against the box.

     15.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1999, the Diversified Strategic Income Portfolio had, for Federal income tax purposes, approximately $1,725,000 of unused capital loss carryforwards available to offset future capital gains expiring in 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     16.  LENDING OF SECURITIES

     The Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios each have the ability to lend its securities to brokers, dealers and other financial organizations.

     The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

     At June 30, 2000, the Portfolios listed below had loaned common stocks and bonds which were collateralized by cash. The market value for the securities on loan were as follows:

                         PORTFOLIO                              VALUE
------------------------------------------------------------------------
Diversified Strategic Income................................  $6,919,536
International Equity........................................     328,334
------------------------------------------------------------------------

     At June 30, 2000, the cash collateral held for the securities on loan was as follows:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                   SECURITY DESCRIPTIONS                        VALUE
------------------------------------------------------------------------
TIME DEPOSITS:
  Abbey National London, 7.19% due 7/3/00...................  $  297,927
  ABN AMBRO Bank, Tokyo, 7.13% due 7/3/00...................     297,927
  Allied Irish, 7.13% due 7/3/00............................     297,927
  Banca Commerciale Italiano, London, 7.25% due 7/3/00......     297,927
  Banco Bilbao Viz Argentaria, Milan, 7.22% due 7/3/00......     297,927
  Banco Santander CH SA, Paris, 7.13% due 7/3/00............     297,927
  Bank of Austria, London, 7.25% due 7/3/00.................     297,927
  Bank of Ireland, 7.13% due 7/3/00.........................     297,927
  Bank of Scotland, London, 7.16% due 7/3/00................     297,927
  Banque Bruxelles Lambert, London, 7.25% due 7/3/00........     297,927
  Barclays Bank PLC, 7.13% due 7/3/00.......................     297,927
  Bayerische Hypo-Und Vereinsbank AG, 7.13% due 7/3/00......     297,926
  BNP Paribas, London, 7.13% due 7/3/00.....................     104,852
  Citibank, London, 7.13% due 7/3/00........................     297,926
  Commerzbank AG, Tokyo, 7.13% due 7/3/00...................     248,272
  Credit Agricole Indozuez, Singapore, 7.13% due 7/3/00.....     276,389
  Credit Commerciale, London, 7.13% due 7/3/00..............     297,926
  Dresdner Tokyo, 7.13% due 7/3/00..........................     297,926
  Fortis Bank, 7.19% due 7/3/00.............................     297,926
  Halifax PLC, 7.13% due 7/3/00.............................     297,926
  Landesbank Baden, Wuerttemberg, 7.19% due 7/3/00..........     297,926
  Norduetsche Landesbank, Singapore, 7.13% due 7/3/00.......     297,926
  Societe Generale, 7.13% due 7/3/00........................     297,926
  Toronto Dominion, London, 7.13% due 7/3/00................     297,926
  Westdeutsche Landesbank, Singapore, 7.13% due 7/3/00......     243,307

REPURCHASE AGREEMENT:
  CS First Boston Corp., 7.23% due 7/3/00...................       9,931
------------------------------------------------------------------------
TOTAL.......................................................  $7,139,208
------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO

                   SECURITY DESCRIPTIONS                        VALUE
------------------------------------------------------------------------
TIME DEPOSITS:
  Abbey National London, 7.19% due 7/3/00...................  $   14,181
  ABN AMBRO Bank, Tokyo, 7.13% due 7/3/00...................      14,181
  Allied Irish, 7.13% due 7/3/00............................      14,181
  Banca Commerciale Italiano, London, 7.25% due 7/3/00......      14,180
  Banco Bilbao Viz Argentaria, Milan, 7.22% due 7/3/00......      14,180
  Banco Santander CH SA, Paris, 7.13% due 7/3/00............      14,180
  Bank of Austria, London, 7.25% due 7/3/00.................      14,180
  Bank of Ireland, 7.13% due 7/3/00.........................      14,180
  Bank of Scotland, London, 7.16% due 7/3/00................      14,180
  Banque Bruxelles Lambert, London, 7.25% due 7/3/00........      14,180
  Barclays Bank PLC, 7.13% due 7/3/00.......................      14,180
  Bayerische Hypo-Und Vereinsbank AG, 7.13% due 7/3/00......      14,180
  BNP Paribas, London, 7.13% due 7/3/00.....................       4,991
  Citibank, London, 7.13% due 7/3/00........................      14,180
  Commerzbank AG, Tokyo, 7.13% due 7/3/00...................      11,817
  Credit Agricole Indozuez, Singapore, 7.13% due 7/3/00.....      13,155
  Credit Commerciale, London, 7.13% due 7/3/00..............      14,180
  Dresdner Tokyo, 7.13% due 7/3/00..........................      14,180
  Fortis Bank, 7.19% due 7/3/00.............................      14,180
  Halifax PLC, 7.13% due 7/3/00.............................      14,180
  Landesbank Baden, Wuerttemberg, 7.19% due 7/3/00..........      14,180
  Norduetsche Landesbank, Singapore, 7.13% due 7/3/00.......      14,180
  Societe Generale, 7.13% due 7/3/00........................      14,180
  Toronto Dominion, London, 7.13% due 7/3/00................      14,180
  Westdeutsche Landesbank, Singapore, 7.13% due 7/3/00......      11,581

REPURCHASE AGREEMENT:
  CS First Boston Corp., 7.23% due 7/3/00...................         473
------------------------------------------------------------------------
TOTAL.......................................................  $  339,800
------------------------------------------------------------------------

     Interest income earned by the Portfolios from securities loaned for the six months ended June 30, 2000, was as follows:

                         PORTFOLIO                            VALUE
--------------------------------------------------------------------
Diversified Strategic Income Portfolio......................  $5,684
International Equity Portfolio..............................   3,059
--------------------------------------------------------------------

     17.  SHARES OF BENEFICIAL INTEREST

     At June 30, 2000, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. At June 30, 2000, the total paid-in-capital for the Equity Index Portfolio amounted to the following for each class:

                                                                 AMOUNT
--------------------------------------------------------------------------
Class I.....................................................  $699,902,175
Class II....................................................    53,234,928
--------------------------------------------------------------------------

     Transactions in shares for each portfolio were as follows:

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 2000     DECEMBER 31, 1999*
---------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold.................................................      2,980,628           6,854,768
Shares issued on reinvestment...............................         96,910             181,632
Shares reacquired...........................................     (4,594,624)         (6,981,251)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................     (1,517,086)             55,149
---------------------------------------------------------------------------------------------------
DIVERSIFIED STRATEGIC INCOME PORTFOLIO
Shares sold.................................................        606,699           1,423,399
Shares issued on reinvestment...............................        694,076             464,871
Shares reacquired...........................................     (1,174,677)         (2,221,018)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................        126,098            (332,748)
---------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
Shares sold.................................................             92              27,849
Shares issued on reinvestment...............................        410,989             556,880
Shares reacquired...........................................       (417,852)         (1,140,761)
---------------------------------------------------------------------------------------------------
Net Decrease................................................         (6,771)           (556,032)
---------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO -- CLASS I SHARES
Shares sold.................................................      4,526,144          12,557,783
Shares issued on reinvestment...............................        138,340              94,293
Shares reacquired...........................................       (174,356)           (308,578)
---------------------------------------------------------------------------------------------------
Net Increase................................................      4,490,128          12,343,498
---------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO -- CLASS II SHARES
Shares sold.................................................        806,877             772,514
Shares issued on reinvestment...............................          5,394                 432
Shares reacquired...........................................        (16,366)             (8,528)
---------------------------------------------------------------------------------------------------
Net Increase................................................        795,905             764,418
---------------------------------------------------------------------------------------------------
GROWTH AND INCOME PORTFOLIO
Shares sold.................................................          6,273              34,368
Shares issued on reinvestment...............................      1,380,062             399,003
Shares reacquired...........................................       (326,534)           (892,426)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................      1,059,801            (459,055)
---------------------------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO
Shares sold.................................................         13,328              80,677
Shares issued on reinvestment...............................        405,396             201,467
Shares reacquired...........................................       (215,825)           (542,032)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................        202,899            (259,888)
---------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Shares sold.................................................         26,640              58,533
Shares issued on reinvestment...............................        361,565             165,838
Shares reacquired...........................................       (299,561)           (731,874)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................         88,644            (507,503)
---------------------------------------------------------------------------------------------------

* Transactions for Equity Index Portfolio -- Class II Shares are for the period from March 22, 1999 (inception date) to December 31, 1999.

 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

          MONEY MARKET PORTFOLIO            2000(1)    1999           1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD......   $1.000    $1.000        $1.000        $1.000       $1.000       $1.000
-------------------------------------------------------------------------------------------------------------------
  Net investment income(2)................    0.025     0.040         0.043         0.044        0.047        0.052
  Dividends from net investment income....   (0.025)   (0.040)       (0.043)       (0.044)      (0.047)      (0.052)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD............   $1.000    $1.000        $1.000        $1.000       $1.000       $1.000
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................     2.50%++    4.03%        4.40%         4.47%        4.80%        5.31%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).........   $3,209    $4,726        $4,671        $4,753       $5,888       $5,653
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2).............................     1.22%+    1.25%         1.24%         1.20%        0.75%        0.75%
  Net investment income...................     4.98+     3.92          4.30          4.38         4.70         5.19
-------------------------------------------------------------------------------------------------------------------

 DIVERSIFIED STRATEGIC INCOME PORTFOLIO    2000(1)(3)   1999(3)       1998(3)       1997         1996         1995
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....      $10.44    $10.90        $10.89       $10.98       $10.01       $ 9.18
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)...............        0.37      0.73         0.69          0.77         0.88         0.74
  Net realized and unrealized gain
     (loss)..............................       (0.23)    (0.55)       (0.01)         0.12         0.24         0.70
--------------------------------------------------------------------------------------------------------------------
Total Income From Operations.............        0.14      0.18         0.68          0.89         1.12         1.44
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..................       (1.02)    (0.51)       (0.67)        (0.98)       (0.15)       (0.61)
  Net realized gains.....................          --     (0.13)           --           --           --           --
--------------------------------------------------------------------------------------------------------------------
Total Distributions......................       (1.02)    (0.64)       (0.67)        (0.98)       (0.15)       (0.61)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...........       $9.56    $10.44        $10.90       $10.89       $10.98       $10.01
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.............................        1.32%++   1.72%         6.41%        8.14%       11.16%       16.18%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)........     $69,007   $74,035       $80,970      $62,558      $59,515      $59,316
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses...............................        0.78%+    0.78%         0.78%        0.78%        0.84%        0.90%
  Net investment income(4)...............        7.28+     6.88          6.38         7.29         7.94         7.73
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..................          78%      111%           86%          47%         106%          46%
--------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).
(2) For the Money Market Portfolio, the Investment Adviser and Administrator waived all or part of its fees for the six months ended June 30, 2000, the year ended December 31, 1999, 1998 and the two-year period ended December 31, 1996. For the Money Market Portfolio, the Investment Adviser also reimbursed expenses of $3,234 and $7,100 for the six months ended June 30, 2000 and year ended December 31, 1999. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                    PER SHARE DECREASES TO
                                                     NET INVESTMENT INCOME
                                ---------------------------------------------------------------
          PORTFOLIO              2000        1999        1998      1997      1996        1995
          ---------              ----        ----        ----      ----      ----        ----
  Money Market..............    $0.007      $0.005      $0.005     N/A      $0.005      $0.005

                                                    EXPENSE RATIOS WITHOUT
                                                  WAIVERS AND REIMBURSEMENTS
                              ------------------------------------------------------------------
          PORTFOLIO            2000        1999         1998       1997      1996         1995
          ---------            ----        ----         ----       ----      ----         ----
  Money Market..............  1.87%+         1.74%        1.74%    N/A         1.25%        1.21%

(3) Per share amounts have been calculated using the monthly average shares method.
(4) Includes realized gains and losses from foreign currency transactions for the year ended December 31, 1995.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

       EQUITY INCOME PORTFOLIO         2000(1)           1999          1998(2)        1997         1996         1995
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $12.06           $16.38         $15.31       $13.01       $12.35       $ 9.87
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..............      0.33             0.67           0.53         0.77         0.63         0.54
  Net realized and unrealized gain
     (loss)..........................      0.22            (1.15)          1.94         2.28         0.11         2.56
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations.........................      0.55            (0.48)          2.47         3.05         0.74         3.10
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............     (0.70)           (0.77)         (0.71)       (0.75)       (0.08)       (0.62)
  Net realized gains.................     (2.33)           (3.07)         (0.69)          --           --           --
----------------------------------------------------------------------------------------------------------------------
Total Distributions..................     (3.03)           (3.84)         (1.40)       (0.75)       (0.08)       (0.62)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......     $9.58           $12.06         $16.38       $15.31       $13.01       $12.35
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................      4.20%++         (4.75)%        16.99%       23.52%        5.99%       32.47%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)....   $16,539          $20,906        $37,495      $46,074      $45,616      $52,444
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses...........................      0.93%+           0.87%          0.79%        0.77%        0.77%        0.95%
  Net investment income..............      2.98+            3.09           3.43         4.42         4.53         4.95
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............         0%               3%            43%          42%          28%          33%
----------------------------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO - CLASS I SHARES  2000(1)(2)        1999(2)         1998(2)        1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...     $35.86            $29.99         $23.59       $18.36       $15.58       $11.69
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)............        0.18              0.39           0.36         0.12         0.22         0.25
  Net realized and unrealized gain
     (loss)...........................       (0.36)             5.77           6.33         5.76         3.17         3.88
--------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...       (0.18)             6.16           6.69         5.88         3.39         4.13
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...............       (0.19)            (0.12)         (0.08)       (0.17)       (0.23)       (0.23)
  Net realized gains..................       (0.02)            (0.17)         (0.21)       (0.48)       (0.38)       (0.01)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions...................       (0.21)            (0.29)         (0.29)       (0.65)       (0.61)       (0.24)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........      $35.47            $35.86         $29.99       $23.59       $18.36       $15.58
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................       (0.48)%++         20.68%         28.46%       32.16%       21.68%       35.81%
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).....    $806,635        $  654,514       $177,167      $35,351      $19,258      $15,230
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)......................        0.24%+            0.28%          0.30%        0.76%        1.06%        1.00%
  Net investment income...............        1.04+             1.20           1.36         1.08         1.37         1.84
--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............           1%                3%             5%           6%           7%           5%
--------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the Equity Index Portfolio, the Investment Adviser waived all or part of its fees for the year ended December 31, 1998 and the year ended December 31, 1995. In addition, IDS Life reimbursed expenses of $6,842 for the year ended December 31, 1995. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                            PER SHARE DECREASES TO                   EXPENSE RATIOS WITHOUT
                                                            NET INVESTMENT INCOME                  WAIVERS AND REIMBURSEMENTS
                                                     ------------------------------------      ----------------------------------
                    PORTFOLIO                        1998       1997      1996      1995       1998      1997      1996      1995
                    ---------                        ----       ----      ----      ----       ----      ----      ----      ----
  Equity Index - Class I Shares................      $0.02      N/A       N/A       $0.02      0.42%     N/A       N/A       1.17%

(4) As a result of the 0.30% voluntary expense limitation for the ratio of expenses to average net assets, which became effective during 1998, the investment manager will reimburse fees for the amount that exceeds the limitation.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

          EQUITY INDEX PORTFOLIO - CLASS II SHARES            2000(1)(2)   1999(2)(3)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $35.81       $31.71
-------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.....................................      0.13         0.24
  Net realized and unrealized gain (loss)...................     (0.36)        4.15
-------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........................     (0.23)        4.39
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................     (0.10)       (0.12)
  Net realized gains........................................     (0.02)       (0.17)
-------------------------------------------------------------------------------------
Total Distributions.........................................     (0.12)       (0.29)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................    $35.46       $35.81
-------------------------------------------------------------------------------------
TOTAL RETURN++..............................................     (0.63)%      13.96%
-------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................   $55,335      $27,372
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses..................................................      0.50%        0.51%
  Net investment income.....................................      0.77         0.93
-------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................         1%           3%
-------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from March 22, 1999 (inception date) to December 31, 1999. ++ Total return is not annualized as it may not be representative of the total return for the year.
 +  Annualized.

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

      GROWTH AND INCOME PORTFOLIO            2000(1)       1999        1998(2)       1997         1996         1995
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...       $16.47       $18.47       $18.54       $16.43       $13.73       $10.75
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income................         0.12         0.30         0.27         0.31         0.27         0.26
  Net realized and unrealized gain
     (loss)............................        (0.41)        1.49         1.93         3.41         2.45         2.99
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations....        (0.29)        1.79         2.20         3.72         2.72         3.25
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income................        (0.32)       (0.35)       (0.33)       (0.29)       (0.02)       (0.27)
  Net realized gains...................        (8.43)       (3.44)       (1.94)       (1.32)          --           --
---------------------------------------------------------------------------------------------------------------------
Total Distributions....................        (8.75)       (3.79)       (2.27)       (1.61)       (0.02)       (0.27)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........        $7.43       $16.47       $18.47       $18.54       $16.43       $13.73
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................        (1.95)%++    10.66%       11.88%       22.94%       19.83%       30.49%
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)......      $18,851      $24,338      $35,781      $43,214      $38,502      $35,158
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.............................         0.90%+       0.80%        0.72%        0.77%        0.83%        0.98%
  Net investment income................         1.27+        1.21         1.45         1.62         1.67         2.09
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................            2%          47%          13%          17%          22%          17%
---------------------------------------------------------------------------------------------------------------------

       EMERGING GROWTH PORTFOLIO             2000(1)       1999        1998(2)       1997         1996         1995
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...       $33.11       $19.63       $16.87       $15.83       $13.76       $ 9.63
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss(3)...............        (0.12)       (0.26)       (0.15)       (0.12)       (0.10)       (0.03)
  Net realized and unrealized gain.....         9.48        17.91         5.98         3.32         2.55         4.16
---------------------------------------------------------------------------------------------------------------------
Total Income From Operations...........         9.36        17.65         5.83         3.20         2.45         4.13
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income................           --           --           --           --           --           --
  Net realized gains...................       (16.69)       (4.17)       (3.07)       (2.16)       (0.38)          --
---------------------------------------------------------------------------------------------------------------------
Total Distributions....................       (16.69)       (4.17)       (3.07)       (2.16)       (0.38)          --
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........       $25.78       $33.11       $19.63       $16.87       $15.83       $13.76
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................        28.32%++    107.14%       37.14%       21.16%       17.83%       42.89%
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)......      $26,307      $27,067      $21,147      $20,004      $18,901      $17,463
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)..........................         1.22%+       1.30%        1.28%        1.26%        1.27%        1.20%
  Net investment loss..................        (0.91)+      (1.01)       (0.88)       (0.72)       (0.64)       (0.24)
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................          112%         113%          98%         102%          84%         121%
---------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the Emerging Growth Portfolio, the Investment Adviser waived all or part of its fees for the year ended December 31, 1995. In addition, for the Emerging Growth Portfolio, IDS Life reimbursed expenses of $5,265 for the year ended December 31, 1995. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                                   EXPENSE RATIOS
                                                                  PER SHARE           WITHOUT
                                                              DECREASES TO NET      WAIVERS AND
                                                              INVESTMENT INCOME    REIMBURSEMENTS
                                                              -----------------    --------------
                                                                    1995                1995
PORTFOLIO                                                           ----                ----
    Emerging Growth.........................................        $0.02              1.39%

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

    INTERNATIONAL EQUITY PORTFOLIO           2000(1)(2)         1999          1998(2)         1997          1996          1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...        $20.70          $13.94          $11.78        $12.07        $ 9.98        $ 9.21
--------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)(3)......         (0.06)          (0.18)          (0.03)        (0.02)        (0.02)         0.03
  Net realized and unrealized gain
     (loss)............................         (2.30)           8.56            2.25         (0.24)         2.15          0.78
--------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations....         (2.36)           8.38            2.22         (0.26)         2.13          0.81
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income................         (0.59)          (0.01)          (0.06)        (0.03)        (0.04)        (0.04)
  Net realized gains...................         (4.58)          (1.61)             --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions....................         (5.17)          (1.62)          (0.06)        (0.03)        (0.04)        (0.04)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........        $13.17          $20.70          $13.94        $11.78        $12.07        $ 9.98
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................        (11.29)%++       66.20%          18.84%        (2.18)%       21.38%         8.80%
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)......       $16,669         $24,370         $23,482       $28,347       $33,337       $28,979
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)..........................          1.41%+          1.33%           1.40%         1.31%         1.35%         1.43%
  Net investment income (loss)(3)......         (0.60)+         (0.33)          (0.25)        (0.23)        (0.20)         0.35
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................             1%             17%             30%           21%           33%           34%
--------------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Includes realized gains and losses from foreign currency transactions for the year ended December 31, 1995.
(4) During the year ended December 31, 1996 and the year ended December 31, 1995, the International Equity Portfolio has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the ratios of expenses to average net assets would be 1.33% and 1.37%, respectively.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                      (This page intentionally left blank)

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        S-6225 K (8/00)